As Filed Electronically with the Securities and Exchange Commission on

November 16, 2004

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No.     ☐

SCUDDER MUNICIPAL TRUST

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, Massachusetts 02110-4103

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette

Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624	Cathy G. O’Kelly, Esq. David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Scudder Managed Municipal Bond Fund Series of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Scudder Florida Tax-Free Income Fund

Scudder State Tax-Free Income Series

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder Florida Tax-Free Income Fund into Scudder Managed Municipal Bond Fund. The funds are managed by largely the same portfolio management team, have similar investment objectives and seek to achieve their objectives through similar types of investments, except that Scudder Florida Tax-Free Income Fund invests in securities that are exempt from the Florida intangibles tax. If the merger occurs, the portfolio managers will no longer have as one of their strategies the investment in securities that are exempt from the Florida intangibles tax. DeAM believes that, due to the low level of the Florida intangibles tax, the incremental return on securities eligible for investment by Scudder Managed Municipal Bond Fund will generally be enough to compensate for this tax liability.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board recommends that you vote for this proposal.

Q&A continued

Q Why has this proposal been made for my fund?

A As discussed in the enclosed Prospectus/Proxy Statement, the merger of the two funds is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The merger also may result in greater cost efficiencies and the potential for greater economies of scale for the combined fund and its shareholders. Although there can be no guarantee, it is expected that the combined fund will have the same or lower total operating expenses than Scudder Florida Tax-Free Income Fund.

Q Will the merger of my fund be a taxable event?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains.

If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains or losses as a result of the normal operations of your fund whether or not the merger occurs.

Q After the merger, will I own the same number of shares?

A The value of your shares will not change as a result of the merger. It is likely that the number of shares you own will change as a result of the merger. Your shares will be exchanged at the net asset value of Scudder Managed Municipal Bond Fund, which will probably be different than the net asset value per share of Scudder Florida Tax-Free Income Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved by shareholders of Scudder Florida Tax-Free Income Fund, the merger would occur on or about March 14, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (ScudderACCESS)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

SCUDDER FLORIDA TAX-FREE INCOME FUND

A Message from the Fund’s Chief Executive Officer

December     , 2004

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Florida Tax-Free Income Fund (“Florida Tax-Free Income Fund”). While you are, of course, welcome to join us at Florida Tax-Free Income Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Florida Tax-Free Income Fund into Scudder Managed Municipal Bond Fund (“Managed Municipal Bond Fund”). In this merger, your shares of Florida Tax-Free Income Fund would, in effect, be exchanged, on a tax-free basis, for shares of Managed Municipal Bond Fund with an equal net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds;

•	Adjust or eliminate share classes as necessary to maximize potential economies of scale; and

•	Focus its investment resources on a core set of mutual fund products that best meet investor needs.

In determining to recommend approval of the merger, the Trustees of Scudder State Tax-Free Income Series, of which Florida Tax-Free Income Fund is a series, considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined Fund and offers a uniform distribution platform for the combined Fund;

•	Florida Tax-Free Income Fund shareholders will have the opportunity to continue to invest in a substantially larger Fund with similar investment policies;

•	Shareholders will have the potential for economies of scale;

•	DeAM’s agreement to pay all costs associated with the merger; and

•	The merger would be a tax-free reorganization for the shareholders for federal income tax purposes.

Except for the extent to which Managed Municipal Bond Fund currently invests in bonds whose income does not qualify as exempt from the Florida intangibles tax, the investment objectives and policies of Managed Municipal Bond Fund are similar to those of Florida Tax-Free Income Fund. If the merger is approved, the Board expects that the proposed changes will take effect during the first calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Managed Municipal Bond Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Georgeson Shareholder, Florida Tax-Free Income Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder State Tax-Free Income Series

SCUDDER FLORIDA TAX-FREE INCOME FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Florida Tax-Free Income Fund:

A Special Meeting of Shareholders of Scudder Florida Tax-Free Income Fund (“Florida Tax-Free Income Fund”) will be held February 24, 2005 at [            ] [a.m./p.m.] Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Florida Tax-Free Income Fund to Scudder Managed Municipal Bond Fund (“Managed Municipal Bond Fund”), in exchange for shares of Managed Municipal Bond Fund and the assumption by Managed Municipal Bond Fund of all liabilities of Florida Tax-Free Income Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Florida Tax-Free Income Fund in complete liquidation of Florida Tax-Free Income Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Florida Tax-Free Income Fund at the close of business on December 2, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

John Millette

Secretary

December     , 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER FLORIDA TAX-FREE INCOME FUND

This document contains a prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page [    ].

We urge you to review the prospectus/proxy statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Georgeson Shareholder, Florida Tax-Free Income Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[                    ], 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Florida Tax-Free Income Fund a series of Scudder State Tax-Free Income Series	Scudder Managed Municipal Bond Fund a series of Scudder Municipal Trust

222 South Riverside Plaza Chicago, IL 60606 (312) 537-7000	Two International Place Boston, MA 02110 (617) 295-3986

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder Florida Tax-Free Income Fund (“Florida Tax-Free Income Fund”) into Scudder Managed Municipal Bond Fund (“Managed Municipal Bond Fund”). Managed Municipal Bond Fund and Florida Tax-Free Income Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Florida Tax-Free Income Fund will receive a number of full and fractional shares of the corresponding class of Managed Municipal Bond Fund equal in value as of the date of the merger to the total value of such shareholder’s Florida Tax-Free Income Fund shares.

This Prospectus/Proxy Statement is being mailed on or about December     , 2004. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Managed Municipal Bond Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Managed Municipal Bond Fund, dated October 1, 2004, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Florida Tax-Free Income Fund, dated August 1, 2004, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iii)	the statement of additional information of Florida Tax-Free Income Fund, dated August 1, 2004, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the statement of additional information relating to the proposed merger, dated [ ], 2004 (the “Merger SAI”); and

(v)	the financial statements and related report of independent registered public accounting firm included in Florida Tax-Free Income Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2004.

Shareholders may receive free copies of the Funds’ annual reports, semi-annual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at the phone number listed above.

Like shares of Florida Tax-Free Income Fund, shares of Managed Municipal Bond Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, Florida Tax-Free Income Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

Managed Municipal Bond Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of Scudder State Tax-Free Income Series (the “Trust”), of which Florida Tax-Free Income Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Florida Tax-Free Income Fund with and into Managed Municipal Bond Fund. If approved by shareholders, all of the assets of Florida Tax-Free Income Fund will be transferred to Managed Municipal Bond Fund solely in exchange for (a) the issuance and delivery to Florida Tax-Free Income Fund of Class A, Class B and Class C shares of Managed Municipal Bond Fund (“Merger Shares”) with a value equal to the value of Florida Tax-Free Income Fund’s assets net of liabilities, and (b) the assumption by Managed Municipal Bond Fund of all liabilities of Florida Tax-Free Income Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Florida Tax-Free Income Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

DeAM proposed this combination as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. In addition, the funds in the Scudder fund family do not currently have the same share class structure. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM’s program is also designed to expand product offerings across more share classes and adjust or eliminate share classes in order to implement the same share class structure across the Scudder fund family. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2. What will happen to my shares of Florida Tax-Free Income Fund as a result of the merger?

Your shares of Florida Tax-Free Income Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Managed Municipal Bond Fund with an equal aggregate net asset value on the date of the merger.

3. Why have the Trustees of the Trust recommended that I approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Florida Tax-Free Income Fund approve the merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

•	The merger offers Florida Tax-Free Income Fund shareholders the opportunity to continue to invest in a substantially larger fund with similar investment policies.

•	Deutsche Investment Management Americas Inc. (“DeIM”), Florida Tax-Free Income Fund’s investment advisor, has advised the Trustees that Florida Tax-Free Income Fund and Managed Municipal Bond Fund have similar investment objectives, policies and strategies. In addition, DeIM has advised the Trustees that the Funds have two co-lead portfolio managers in common.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger may also result in greater cost efficiencies and the potential for economies of scale for the combined Fund and its shareholders.

•	DeAM’s agreement to pay all costs associated with the merger.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Florida Tax-Free Income Fund, and (2) the interests of the existing shareholders of Florida Tax-Free Income Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust recommend approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4. How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Florida Tax-Free Income Fund seeks a high level of current income that is exempt from federal income taxes. Managed Municipal Bond Fund seeks to provide income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds. Under normal circumstances, Florida Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and Florida income tax, if any. In addition, the Fund normally invests at least 65% of net assets in municipal securities and other securities that are exempt from the Florida intangibles tax. Under normal circumstances, Managed Municipal Bond Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities across the United States and in other securities whose income is free from regular federal income tax. Both Funds may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax. Both Funds can buy many types of municipal securities of all maturities, including revenue bonds (which are backed by revenue from a particular source), general obligation bonds (which are typically backed by the issuer’s ability to levy taxes) and municipal lease obligations and investments representing an interest therein. Florida Tax-Free Income Fund may also buy industrial development bonds. Managed Municipal Bond Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. In contrast, Florida Tax-Free Income Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of relatively few issuers, and thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a large number of issuers. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of May 31, 2004, and of Managed Municipal Bond Fund on a pro forma combined basis, giving effect to the proposed merger:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

State	Florida Tax-Free Income Fund		Managed Municipal Bond Fund	Managed Municipal Bond Fund—Pro Forma Combined[1]
California	[0	]%	13%	[13	]%
Illinois	[-	]%	13%	[13	]%
Texas	[-	]%	9%	[9	]%
New Jersey	[1	]%	7%	[7	]%
New York	[-	]%	7%	[7	]%
Florida	[92	]%	2%	[3	]%
Other	[7	]%	49%	[48	]%

	10	0%	100%	10	0%

1	Reflects the blended characteristics of Florida Tax-Free Income Fund and Managed Municipal Bond Fund as of May 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5. How do the management fees and other expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended May 31, 2004, and the pro forma estimated expenses of Managed Municipal Bond Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Florida Tax-Free Income Fund	4.50%		None	None
Managed Municipal Bond Fund	4.50%		None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)
Florida Tax-Free Income Fund	None	(1)	4.00%	1.00%
Managed Municipal Bond Fund	None	(1)	4.00%	1.00%
Redemption Fee(2) (as a percentage of total redemption proceeds)
Florida Tax-Free Income Fund	None		None	None
Managed Municipal Bond Fund	None		None	None

1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
2	Effective February 1, 2005, each Fund will impose a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange).

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of May 31, 2004, Managed Municipal Bond Fund and Florida Tax-Free Income Fund had net assets of $[            ] and $[            ], respectively.

Average Daily Net Assets	Management Fee
	Managed Municipal Bond Fund	Florida Tax-Free Income Fund
$0 - $250 million	0.45%	0.55%
$250 million - $1 billion	0.43%	0.52%
$1 billion - $2.5 billion	0.41%	0.50%
$2.5 billion - $5 billion	0.40%	0.48%
$5 billion - $7.5 billion	0.38%	0.45%
$7.5 billion - $10 billion	0.36%	0.43%
$10 billion - $12.5 billion	0.34%	0.41%
Over $12.5 billion	0.32%	0.40%

As shown below, the merger is expected to result in the same or lower total expense ratio for shareholders of Florida Tax-Free Income Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses(1)		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses (after Waiver)
Florida Tax-Free Income Fund
Class A	0.55%	0.18%	0.27%		1.00	%(2)	0.12%	0.88%
Class B	0.55%	0.96%	0.27%		1.78	%(2)	0.30%	1.48%
Class C	0.55%	1.00%	0.28%		1.83	%(2)	0.21%	1.62%

Managed Municipal Bond Fund
Class A	0.41%	0.24%	0.07%		0.72	%(3)	—	0.72%
Class B	0.41%	0.97%	0.10%		1.48	%(3)	—	1.48%
Class C	0.41%	0.98%	0.09%		1.48	%(3)	—	1.48%

Managed Municipal Bond Fund (pro forma combined)(4)
Class A	0.41%	0.23%	0.08	%(5)	0.72%		0.01%	0.71%
Class B	0.41%	0.97%	0.09	%(5)	1.47%		0.02%	1.45%
Class C	0.41%	0.98%	0.09	%(5)	1.48%		0.01%	1.47%

(1)	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee as of March 31, 2004 for Managed Municipal Bond Fund and September 30, 2003 for Florida Tax-Free Income Fund.
(2)	Through September 30, 2005, the investment advisor of Florida Tax-Free Income Fund has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.80% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.
(3)	Through September 30, 2005, the investment advisor for Managed Municipal Bond Fund has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.74% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees and trustee and trustee counsel fees.

(4)	Through September 30, 2008, the investment advisor of Managed Municipal Bond Fund has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.48%, 0.48% and 0.49% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, shareholder servicing fees, trustee and trustee counsel fees, and organizational and offering expenses.
(5)	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, expects the combined Fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Florida Tax-Free Income Fund
Class A(3)	$536	$743	$966	$1,609
Class B(1)(3)	$551	$831	$1,136	$1,674
Class B(2)(3)	$151	$531	$936	$1,674
Class C(1)(3)	$265	$555	$971	$2,131
Class C(2)(3)	$165	$555	$971	$2,131

Managed Municipal Bond Fund
Class A	$520	$670	$833	$1,304
Class B(1)	$551	$768	$1,008	$1,373
Class B(2)	$151	$468	$808	$1,373
Class C(1)	$251	$468	$808	$1,768
Class C(2)	$151	$468	$808	$1,768

Managed Municipal Bond Fund (Pro forma combined)(4)
Class A	$519	$667	$830	$1,301
Class B(1)	$548	$759	$996	$1,361
Class B(2)	$148	$459	$796	$1,361
Class C(1)	$250	$465	$805	$1,765
Class C(2)	$150	$465	$805	$1,765

(1)	Assuming you sold your shares at the end of each period.
(2)	Assuming you kept your shares.
(3)	Includes one year of capped expenses in each period.
(4)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods.

6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Florida Tax-Free Income Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7. Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Florida Tax-Free Income Fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of Managed Municipal Bond Fund you receive will equal the total value of the shares of Florida Tax-Free Income Fund that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11. What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Florida Tax-Free Income Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interest of Florida Tax-Free Income Fund. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Managed Municipal Bond Fund and how do they compare with those of Florida Tax-Free Income Fund?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives and are managed by the same lead portfolio manager and substantially similar portfolio management teams. Florida Tax-Free Income Fund seeks a high level of current income that is exempt from federal income taxes. Managed Municipal Bond Fund seeks to provide income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds. Under normal circumstances, Florida Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from federal and Florida income tax, if any. In addition, the Fund normally invests at least 65% of net assets in municipal securities and other securities that are exempt from the Florida intangibles tax. Under normal circumstances, Managed Municipal Bond Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax. Both Funds may invest up to 20% of net assets in securities whose income is subject to alternative minimum tax (AMT). Florida Tax-Free Income Fund does not currently intend to invest more than 5% of net assets in reverse repurchase agreements.

Both Funds can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest therein.

The portfolio managers of both Funds look for securities that appear to offer the best total return potential and often seek those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks, possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Normally, at least 90% of the municipal securities of Florida Tax-Free Income Fund are in the top four grades of credit quality. Up to 10% of the Fund’s municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Managed Municipal Bond Fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality. Managed Municipal Bond Fund could put up to 10% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

The portfolio managers of Managed Municipal Bond Fund use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk as compared to other similar funds, including: (i) typically maintaining a high level of portfolio credit quality, (ii) primarily focusing on premium coupon bonds, which have lower volatility in down markets than bonds selling at a discount and (iii) managing duration (a measure of sensitivity to interest rates) in an attempt to generally keep it similar to that of the Lehman Brothers Municipal Bond Index ([        ] years as of [                    ], 2004). Although the portfolio managers of Florida Tax-Free Income Fund may adjust the Fund’s duration over a wider range, they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index, generally between five and nine years.

In addition both Funds may use various types of derivative instruments (instruments whose value is based on, for example, indices, commodities or securities) for hedging purposes or to enhance return. Such instruments may include inverse floaters, futures contracts, interest rate swaps and other over-the-counter derivatives.

Managed Municipal Bond Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. In contrast, Florida Tax-Free Income Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of relatively few issuers, and thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a large number of issuers.

DeAM believes that Managed Municipal Bond Fund should provide a comparable investment opportunity for shareholders of Florida Tax-Free Income Fund, although it should be noted that, unlike Florida Tax-Free Income Fund, Managed Municipal Bond Fund may invest in securities whose income does not qualify as exempt from Florida income taxes, if any, or from the Florida intangibles tax. It is anticipated that there will be a pre-merger liquidation by Florida Tax-Free Income Fund of all investments that are not consistent with the current investment objective, policies and restrictions of Managed Municipal Bond Fund. Unlike Florida Tax-Free Income Fund, Managed Municipal Bond Fund is designed for taxpayers in any state who are looking for a tax-advantaged investment and are interested in current income. Florida Tax-Free Income Fund is designed for Florida residents who can invest for the long-term and who are interested in tax-free income.

For a more detailed description of the investment techniques used by Florida Tax-Free Income Fund and Managed Municipal Bond Fund, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Managed Municipal Bond Fund. Certain risks associated with an investment in Managed Municipal Bond Fund are summarized below. Subject to limited exceptions, the risks of an investment in Managed Municipal Bond Fund are substantially similar to the risks of an investment in Florida Tax-Free Income Fund. More detailed descriptions of the risks associated with an investment in Managed Municipal Bond Fund can be found in the current prospectus and statement of additional information for Managed Municipal Bond Fund.

The value of your investment in Managed Municipal Bond Fund will change with changes in the values of the investments held by Managed Municipal Bond Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Managed Municipal Bond Fund’s investments as a whole. Managed Municipal Bond Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Managed Municipal Bond Fund, cause you to lose money, or cause the performance of Managed Municipal Bond Fund to trail that of other investments.

Interest Rate Risk.    Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In addition to the general risks associated with changing interest rates, the Fund may be subject to other specific risks. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayment may reduce the Fund’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the Fund’s effective duration and reducing the value of the security. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Credit Risk.    A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Focused Investing Risk.    The fact that the Fund may focus on investments from a single state or sector of the municipal securities market increases risk, because factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund’s securities in a similar manner. For example, a state’s technology or biotech industries could experience a downturn or fail to develop as expected, hurting the local economy. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Market Risk.    Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates;

the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movement; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. An investment in Florida Tax-Free Income Fund is also subject to this risk.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors or in their municipal securities selections generally

•	political or legal actions could change the way the Fund’s dividends are treated for tax purposes

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk is generally greater for junk bonds than for investment-grade bonds

•	the Fund’s risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a Fund, does not have any fees or expenses). Because the inception date for Classes A, B and C of Managed Municipal Bond Fund was June 11, 2001, the performance figures for each class of the Fund before that date are based on the historical performance of the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Class A, Class B or Class C. Because the inception date for Classes B and C of Florida Tax-Free Income Fund was May 31, 1994, the performance figures for Classes B and C of the Fund before that date are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Class B or Class C (the Class C front-end sales charge was eliminated on March 1, 2004). The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Managed Municipal Bond Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 6.63%, Q1, 1995                    Worst Quarter: -6.24%, Q1, 1994

Florida Tax-Free Income Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 7.07%, Q1, 1995                    Worst Quarter: -4.84%, Q1, 1994

Class A year-to-date performance through September 30, 2004 was 2.10% for Florida Tax-Free Income Fund and 1.77% for Managed Municipal Bond Fund.

Average Annual Total Returns (for periods ended 12/31/03)

	Past 1 year	Past 5 years	Past 10 years
Managed Municipal Bond Fund
Class A (Return before Taxes)	0.31%	4.47%	5.07%
Class A (Return after Taxes on Distributions)	0.24%	4.40%	5.00%
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	0.13%	4.35%	4.98%
Class B (Return before Taxes)	1.21%	4.45%	4.73%
Class C (Return before Taxes)	4.18%	4.59%	4.71%
Index* (Reflects no deductions for fees, expenses or taxes)	5.31%	5.83%	6.03%

Florida Tax-Free Income Fund
Class A (Return before Taxes)	0.24%	4.14%	4.99%
Class A (Return after Taxes on Distributions)	0.24%	4.14%	4.79%
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	1.44%	4.16%	4.81%
Class B (Return before Taxes)	1.16%	4.09%	4.60%
Class C (Return before Taxes)	4.14%	4.21%	4.61%
Index* (Reflects no deductions for fees, expenses or taxes)	5.31%	5.83%	6.03%

Index*:    The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or [insert phone number] or visit the Scudder website at www.scudder.com.

The table shows returns on a before-tax and after tax-basis. After-tax returns are estimates based on the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A of each Fund only and will vary for Class B and Class C. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. Other Comparisons Between the Funds

Investment Advisors.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for each Fund. Under the supervision of each Fund’s respective Board of Trustees, DeIM makes investment decisions for the applicable Fund, buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited,

Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Both Funds have two co-lead portfolio managers in common.

Philip G. Condon, Managing Director of DeAM, is a Co-Lead Portfolio Manager of each of the Funds. Mr. Condon joined the Florida Tax-Free Income Fund in 2000 and the Managed Municipal Bond Fund in 1990 and has over 28 years of investment industry experience.

Eleanor R. Brennan, CFA, Director of DeAM, is a Co-Lead Portfolio Manager of each of the Funds. Ms. Brennan joined the Florida Tax-Free Income Fund in 2000 and the Managed Municipal Bond Fund in 1999 and has over 18 years of investment industry experience.

Rebecca L. Wilson, Vice President of DeAM, is a Portfolio Manager of Florida Tax-Free Income Fund. Ms. Wilson joined the fund in 1998 and has over 18 years of investment industry experience.

Ashton P. Goodfield, CFA, Managing Director of DeAM, is a Co-Lead Portfolio Manager of the Managed Municipal Bond Fund. Mr. Goodfield joined the Fund in 1998 and had over 18 years of investment industry experience.

Matthew J. Caggiano, CFA, Director of DeAM, is a Portfolio Manager of the Managed Municipal Bond Fund. Mr. Caggiano joined the Fund in 1999 and has 14 years of investment industry experience.

Distributor.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of both Florida Tax-Free Income Fund and Managed Municipal Bond Fund, and acts as agent of each Fund in the continuing offer of such shares.

Trustees and Officers.    The Trustees of Scudder Municipal Trust (of which Managed Municipal Bond Fund is a series) are different from those of the Trust (of which Florida Tax-Free Income Fund is a series). As more fully described in the statement of additional information for Managed Municipal Bond Fund, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Municipal Trust: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel, and Carl W. Vogt. In addition, the officers of Scudder Municipal Trust are different from those of the Trust. Please see the Merger SAI for further details.

Independent Registered Public Accounting Firms (“Auditors”).    PricewaterhouseCoopers LLP serves as Auditor for Managed Municipal Bond Fund. Ernst & Young LLP serves as Auditor for Florida Tax-Free Income Fund.

Charter Documents.    Florida Tax-Free Income Fund is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. Managed Municipal Bond

Fund is a series of Scudder Municipal Trust, a Massachusetts business trust governed by Massachusetts law. Florida Tax-Free Income Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated May 27, 1994, as amended from time to time. Managed Municipal Bond Fund is governed by an Amended and Restated Declaration of Trust dated December 8, 1987, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Florida Tax-Free Income Fund and Managed Municipal Bond Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by the Trustees that govern it. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Neither Fund’s trust is required to hold annual meetings of its shareholders, but meetings of the shareholders may be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or By-Laws, or to comply with the 1940 Act or other applicable law. The Trustees or the President of the Trust may call a shareholder meeting upon written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting and, if the Trustees or the President do not call such meeting within 30 days of such written application, such shareholders may call such meeting. The President and Secretary (or the Trustees, if for the purpose of removing a Trustee) of Scudder Municipal Trust are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange or appraisal rights. Shares of each Fund are entitled to dividends as declared by its Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance designated from time to time by the Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both Managed Municipal Bond Fund and Florida Tax-Free Income Fund, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require (or, in the case of Managed Municipal Bond Fund, permit) notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees governing it. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Scudder Municipal Trust (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of a majority of the outstanding voting securities of the trust or series, as defined in the 1940 Act. The Trust (or any series thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or at a meeting of its shareholders by vote of the holders of shares of the trust or series entitled to vote more than 50% of the votes entitled to be cast on the matter. The Declaration of Trust governing Managed Municipal Bond Fund may be amended by the affirmative vote of a majority of the outstanding voting securities of the trust, as defined in the 1940 Act. The Declaration of Trust governing Managed Municipal Bond Fund may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code, or if they determine that such a change does not materially adversely affect the rights of shareholders. The Declaration of Trust governing Florida Tax-Free Income Fund may be amended by the Trustees when authorized by a vote of the holders of more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will not affect the holders of one or more series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each series or class affected. The Declaration of Trust governing Florida Tax-Free Income Fund may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Internal Revenue Code and the regulations thereunder for the Trust’s obtaining the most favorable treatment thereunder available to regulated investment companies.

The voting powers of shareholders of each Fund are substantially similar. However, the Declaration of Trust governing Managed Municipal Bond Fund provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the trust or any series or class thereof or the shareholders. Trustees of Scudder Municipal Trust, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of Scudder Municipal Trust may be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by the vote of the shareholders holding a plurality of the shares voting at a meeting of shareholders. Any Trustee of the

Trust may be removed for cause by written instrument signed by at least a majority of the Trustees, or with or without cause by vote of the holders entitled to vote more than 50% of the votes entitled to be cast on the matter at a shareholder meeting or by written consent of holders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of Scudder Municipal Trust is the presence in person or by proxy of one-third of the shares entitled to vote. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of 30% of the shares of the relevant series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, 30% of the aggregate number of shares entitled to vote, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Florida Tax-Free Income Fund and Managed Municipal Bond Fund. It is qualified in its entirety by reference to the charter documents themselves.

IV. Information about the Proposed Merger

General.    The shareholders of Florida Tax-Free Income Fund are being asked to approve a merger between Florida Tax-Free Income Fund and Managed Municipal Bond Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Florida Tax-Free Income Fund to Managed Municipal Bond Fund in exchange for the assumption by Managed Municipal Bond Fund of all of the liabilities of Florida Tax-Free Income Fund and for the issuance and delivery to Florida Tax-Free Income Fund of Merger Shares of Managed Municipal Bond Fund equal in aggregate value to the net value of the assets transferred to Managed Municipal Bond Fund.

After receipt of the Merger Shares, Florida Tax-Free Income Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Florida Tax-Free Income Fund, and the legal existence of Florida Tax-Free Income Fund as a series of Scudder State Tax-Free Income Series will be terminated. Each shareholder of Florida Tax-Free Income Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s Florida Tax-Free Income Fund shares.

Prior to the date of the merger, Florida Tax-Free Income Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Managed Municipal Bond Fund and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the Florida Tax-Free Income Fund occurring prior to the merger above that which they would have received absent the merger. [DeIM has

represented that as of [            ], 2004, Florida Tax-Free Income Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Managed Municipal Bond Fund.]

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Florida Tax-Free Income Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Florida Tax-Free Income Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and Scudder Municipal Trust may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first proposed the merger to the Trustees of the Trust at a meeting held in February 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative is intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual fund products that best meets investor needs.

The Trustees of the Trust, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Disinterested Trustees”), conducted a thorough review of the potential implications of this program for Florida Tax-Free Income Fund as well as the various other funds for which they serve as trustees or directors. The Disinterested Trustees were assisted in this review by their independent legal counsel. Following the February 2004 meeting, the Disinterested Trustees met on several occasions to review and discuss this program, including the proposed merger, both among themselves and with representatives of DeAM. In the course of their review, the Disinterested Trustees requested and received substantial additional information and suggested numerous changes to DeAM’s program, many of which were accepted.

Following the conclusion of this process, the Trustees of the Trust, the Disinterested Trustees (or directors) of other funds involved and DeAM reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, when required, agreed to submit elements of the plan for approval to shareholders of those funds.

On September 24, 2004, the Trustees of the Trust, including all Disinterested Trustees, approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Florida Tax-Free Income Fund shareholders. In making this determination, the Trustees examined all factors that they considered relevant, including information regarding comparative expense ratios, management fees and the tax consequences of the merger to Florida Tax-Free Income Fund and its shareholders.

In determining to recommend that the shareholders of Florida Tax-Free Income Fund approve the merger, the Trustees considered, among other factors:

•	The fees and expense ratios of each Fund, including comparisons between the expense ratio of Florida Tax-Free Income Fund and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other mutual funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be lower than that of Florida Tax-Free Income Fund currently;

•	That DeAM agreed to cap the combined Fund’s operating expense ratios for approximately a three-year period at levels at or below Florida Tax-Free Income Fund’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	Similarities between Florida Tax-Free Income Fund’s and Managed Municipal Bond Fund’s investment objectives, policies, restrictions and portfolios;

•	That the service features available to shareholders of Florida Tax-Free Income Fund and Managed Municipal Bond Fund were identical on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined Fund to attract additional assets;

•	The tax consequences of the merger on Florida Tax-Free Income Fund and its shareholders, including, in particular, that the merger would be a tax-free reorganization for federal income tax purposes;

•	The investment performance of Florida Tax-Free Income Fund and Managed Municipal Bond Fund;

•	That [ ] [has/have] agreed to indemnify Managed Municipal Bond Fund against certain liabilities Managed Municipal Bond Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Managed Municipal Bond Fund (see Section VI) so that the likelihood that the combined Fund would suffer any loss is considered by Fund management to be remote; and

•	That, in connection with the merger, DeIM has agreed to indemnify the Disinterested Trustees of the Trust against certain liabilities that such Disinterested Trustees may incur arising by reason of having served as a Trustee of Scudder State Tax-Free Income Series.

The Trustees also gave consideration to possible economies of scale that might be realized from the merger. The Trustees considered the impact of the merger on the total expenses to be borne by shareholders of Florida Tax-Free Income Fund. The Trustees also considered that the merger would permit the shareholders of Florida Tax-Free Income Fund to pursue similar investment goals in a larger fund.

The Trustees also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carryforwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

	6/30/04 Unrealized Gain (Loss)	6/30/04 Unrealized Gain (Loss) as % of 6/30/04 Net Assets	6/30/04 Loss Carryforwards	6/30/04 Loss Carryforwards as % of 6/30/04 Net Assets	6/30/04 Portfolio Turnover Rate
Florida Tax-Free Income Fund	$4,883,826	7.4825%	$361,392	0.5537%	[	]%
Managed Municipal Bond Fund	$299,002,494	6.6238%	$0	0%	[	]%

Florida Tax-Free Income Fund’s capital loss carryforwards most likely will be able to be used in their entirety before they expire.

After the merger, Florida Tax-Free Income Fund’s capital loss carryforwards will be available to Managed Municipal Bond Fund to offset its capital gains, although the amount of these losses that may offset Managed Municipal Bond Fund’s capital gains in any given year may not be able to use these losses as rapidly as the Florida Tax-Free Income Fund might have, and part or all of these losses may not be usable at all, although the limitation rules, as noted above, are not likely to result in any of Florida Tax-Free Income Fund’s capital loss carryforwards being lost. The ability of Managed Municipal Bond Fund or Florida Tax-Free Income Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time; therefore, it is possible that some or all of these losses will expire unused. In addition, the benefits of any capital loss carryforwards currently are available only to the shareholders of Florida Tax-Free Income Fund, since Managed Municipal Fund has no capital loss carryforwards. After the merger, these benefits will inure to all the shareholders of Managed Municipal Bond Fund.

The Trustees considered the possibility that shareholders of the Florida Tax-Free Income Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryforwards (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio value and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

Based on all of the foregoing, the Trustees concluded that Florida Tax-Free Income Fund’s participation in the merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. The Trustees of the Trust, including all of the Disinterested Trustees, recommend that shareholders of Florida Tax-Free Income Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Managed Municipal Bond Fund will acquire all of the assets of Florida Tax-Free Income Fund solely in exchange for the assumption by Managed Municipal Bond Fund of all of the liabilities of Florida Tax-Free Income Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on March 11, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Florida Tax-Free Income Fund will transfer all of its assets to Managed Municipal Bond Fund, and in exchange, Managed Municipal Bond Fund will assume all of the liabilities of Florida Tax-Free Income Fund and deliver to Florida Tax-Free Income Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Florida Tax-Free Income Fund attributable to shares of the corresponding class of Florida Tax-Free Income Fund, less the value of the liabilities of Florida Tax-Free Income Fund assumed by Managed Municipal Bond Fund attributable to shares of such class of Florida Tax-Free Income Fund. Immediately following the transfer of assets on the Exchange Date, Florida Tax-Free Income Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Florida Tax-Free Income Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Florida Tax-Free Income Fund. As a result of the proposed merger, each shareholder of Florida Tax-Free Income Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the Florida Tax-Free Income Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Managed Municipal Bond Fund in the name of such Florida Tax-Free Income Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and Scudder Municipal Trust have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Managed Municipal Bond Fund and Florida Tax-Free Income Fund, (ii) by either party if the merger shall not be consummated by [                    ], 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Florida Tax-Free Income Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Florida Tax-Free Income Fund are added to the portfolio of Managed Municipal Bond Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Managed Municipal Bond Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $[            ]. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Florida Tax-Free Income Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B and Class C shares of Managed Municipal Bond Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Florida Tax-Free Income Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your Florida Tax-Free Income Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the Managed Municipal Bond Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Managed Municipal Bond Fund of all of the assets of Florida Tax-Free Income Fund solely in exchange for Merger Shares and the assumption by Managed Municipal Bond Fund of all of Florida Tax-Free Income Fund liabilities followed by the distribution by Florida Tax-Free Income Fund to its shareholders of Merger Shares in complete liquidation of Florida Tax-Free Income Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Florida Tax-Free Income Fund and Managed Municipal Bond Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by Florida Tax-Free Income Fund upon the transfer of Florida Tax-Free Income Fund’s assets to and the assumption of the Florida Tax-Free Income Fund liabilities by Managed Municipal Bond Fund or upon the distribution of the Merger Shares to Florida Tax-Free Income Fund’s shareholders in liquidation of Florida Tax-Free Income Fund;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of Florida Tax-Free Income Fund on the exchange of their shares of Florida Tax-Free Income Fund for Merger Shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by Florida Tax-Free Income Fund’s shareholders will be the same as the aggregate basis of Florida Tax-Free Income Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of Florida Tax-Free Income Fund will include the holding periods of Florida Tax-Free Income Fund shares exchanged therefor, provided that at the time of the reorganization Florida Tax-Free Income Fund shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, no gain or loss will be recognized by Managed Municipal Bond Fund upon the receipt of assets of Florida Tax-Free Income Fund in exchange for Merger Shares and the assumption by Managed Municipal Bond Fund of the liabilities of Florida Tax-Free Income Fund;

(vii)	under Section 362(b) of the Code, the basis in the hands of Managed Municipal Bond Fund of the assets of Florida Tax-Free Income Fund transferred to Managed Municipal Bond Fund will be the same as the basis of such assets in the hands of Florida Tax-Free Income Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Florida Tax-Free Income Fund in the hands of Managed Municipal Bond Fund will include the periods during which such assets were held by Florida Tax-Free Income Fund.

Florida Tax-Free Income Fund’s ability to carry forward its pre-merger losses will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on June 30, 2004, the effects of such limitation would have had little impact due to the size of Florida Tax-Free Income Fund’s pre-merger losses, which equaled less than 1% of its net asset value.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for Managed Municipal Bond Fund, i.e. the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended May 31, 2004 was 24%. The portfolio turnover rate for Florida Tax-Free Income Fund for the fiscal year ended August 31, 2004 was 15%. [While these figures do not reflect a significant difference between the Funds, a][A] higher portfolio turnover rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to declare dividends daily and distribute dividends monthly from its net investment income and distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by Florida Tax-Free Income Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization.    The following table shows the unaudited capitalization of each Fund as of May 31, 2004 and of Managed Municipal Bond Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Managed Municipal Bond Fund	Florida Tax-Free Income Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$2,183,156,315	$59,860,780	$—	$2,243,017,095
Class B Shares	$47,146,708	$3,307,748	$—	$50,454,456
Class C Shares	$24,590,767	$2,268,289	$—	$26,859,056
Class AARP Shares	$1,476,749,803			$1,476,749,803
Class S Shares	$798,407,777			$798,407,777
Institutional Class Shares	$10,844			$10,844

Total Net Assets	$4,530,062,214	$65,436,817		$4,595,499,031

Shares Outstanding
Class A Shares	241,559,139	5,803,127	818,641	248,180,907
Class B Shares	5,216,109	321,149	44,752	5,582,010
Class C Shares	2,720,591	220,140	30,777	2,971,508
Class AARP Shares	163,194,096			163,194,096
Class S Shares	88,196,301			88,196,301
Institutional Class Shares	1,198			1,198
Net Asset Value per Share
Class A Shares	$9.04	$10.32	$—	$9.04
Class B Shares	$9.04	$10.30	$—	$9.04
Class C Shares	$9.04	$10.30	$—	$9.04
Class S Shares	$9.05			$9.05
Class AARP Shares	$9.05			$9.05
Institutional Class Shares	$9.05			$9.05

(1)	Assumes the merger had been consummated on May 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Managed Municipal Bond Fund will be received by the shareholders of Florida Tax-Free Income Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Managed Municipal Bond Fund that actually will be received on or after such date.

The Trustees of the Trust, including the Disinterested Trustees, recommend approval of the merger.

V. Information about Voting and the Shareholder Special Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Florida Tax-Free Income Fund with and into Managed Municipal Bond Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting is to be held February 24, 2005 at [            ] Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about December     , 2004.

As of December 2, 2004, Florida Tax-Free Income Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	[ ]
Class B	[ ]
Class C	[ ]

Only shareholders of record on December 2, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Florida Tax-Free Income Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Florida Tax-Free Income Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Florida Tax-Free Income Fund at the close of business on December 2, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Florida Tax-Free Income Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Florida Tax-Free Income Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of December 2, 2004, the officers and Trustees governing each Fund as a group beneficially owned [less than 1%] of the outstanding shares of such Fund. To the best of the knowledge of Florida Tax-Free Income Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Florida Tax-Free Income Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Managed Municipal Bond Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of any class of Managed Municipal Bond Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Managed Municipal Bond Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $[            ]. As the Meeting date approaches, certain shareholders of Florida Tax-Free Income Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Florida Tax-Free Income Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2004, by and among Scudder Municipal Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Managed Municipal Bond Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder State Tax-Free Income Series (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder Florida Tax-Free Income Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (par value $0.01) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

A-1

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other

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documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3    The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be March 14, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

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3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    State Street, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

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4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

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  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended August 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since August 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

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  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly

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existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended May 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and

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are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since May 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

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  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are

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contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [                    ], 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem

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necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

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6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is legally existing as a business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an

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investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B and Class C shares of the Acquiring Fund to 0.48%, 0.48% and 0.49%, respectively, excluding certain expenses, for the period commencing March 14, 2005 and ending October 1, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

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7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been duly formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

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Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares

A-16

and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any brokerage costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [                    ], 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any

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rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER MUNICIPAL TRUST, on behalf of Scudder Managed Municipal Bond Fund

Secretary	By: Its:

Attest:	SCUDDER STATE TAX-FREE INCOME SERIES, on behalf of Scudder Florida Tax-Free Income Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

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Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Georgeson Shareholder, at (888) 288-5518.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

	SCUDDER STATE TAX-FREE INCOME SERIES	PROXY CARD
SCUDDER FLORIDA TAX-FREE INCOME FUND
PO Box 18011	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
[ : ] [a.m./p.m.], Eastern time, on February 24, 2005

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSAL 1:
		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Florida Tax-Free Income Fund to Scudder Managed Municipal Bond Fund, in exchange for shares of Scudder Managed Municipal Bond Fund and the assumption by Scudder Managed Municipal Bond Fund of all of the liabilities of Scudder Florida Tax-Free Income Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Scudder Florida Tax-Free Income Fund in complete termination and liquidation of Scudder Florida Tax-Free Income Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER MUNICIPAL TRUST

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [                    ], 2004 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of Scudder Florida Tax-Free Income Fund (“Florida Tax-Free Income Fund”), a series of Scudder State Tax-Free Income Series, to be held on [February 24], 2005. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Scudder Managed Municipal Bond Fund (“Managed Municipal Bond Fund”) is contained in the statement of additional information, dated October 1, 2004, for Class A, Class B and Class C shares of Managed Municipal Bond Fund, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Managed Municipal Bond Fund contained in the Annual Report to Shareholders for the fiscal year ended May 31, 2004 are incorporated herein by reference.

Further information about Florida Tax-Free Income Fund is contained in the statement of additional information, dated August 1, 2004, for Class A, Class B and Class C shares of Florida Tax-Free Income Fund and is incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Florida Tax-Free Income Fund contained in the Annual Report to Shareholders for the fiscal year ended August 31, 2004 are incorporated herein by reference.

The date of this Merger SAI is [                    ], 2004.

APPENDIX A	A-1

1

APPENDIX A

Scudder High Yield Tax-Free Fund

A series of Scudder Municipal Trust

(Class A, Class B, Class C and Institutional Class Shares)

October 1, 2004

Scudder Managed Municipal Bond Fund

A series of Scudder Municipal Trust

(Class A, Class B, Class C and Institutional Class Shares)

October 1, 2004

Scudder Intermediate Tax/AMT Free Fund

A series of Scudder Tax-Free Trust

(Class A, Class B, Class C, Institutional Class and Investment Class Shares)

October 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, B and C shares combined prospectus for the Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund dated October 1, 2004 as amended from time to time, for the combined Institutional Class prospectus for Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund dated October 1, 2004 as amended from time to time, and for both the Institutional Class and Investment Class individual prospectuses for Scudder Intermediate Tax/AMT Free Fund dated October 1, 2004, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports to Shareholders of each Fund, dated May 31, 2004, are incorporated herein by reference and are hereby deemed to be part of this Statement of Additional Information. These Reports to Shareholders may also be obtained without charge by calling 1-800-SCUDDER.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Each Fund has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” and “Other Investment Policies” is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund’s assets will not be considered a violation of the restriction.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities;

(7)	make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

Additionally, as a matter of fundamental policy, each Fund will:

(8)	have at least 80% of its net assets (plus the amount of any borrowings for investment purposes in the case of the Scudder Managed Municipal Bond Fund and the Scudder Intermediate Tax/AMT Free Fund) invested in municipal securities during periods of normal market conditions.

With respect to fundamental policy (8) above, each Fund does not consider any investments in municipal securities that pay interest subject to the alternative minimum tax (“AMT”) as part of the 80% of a Fund’s net assets that must be invested in municipal securities.

Other Investment Policies

The Board of Trustees has voluntarily adopted certain non-fundamental policies and restrictions which are observed in the conduct of a Fund’s affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of the shareholders.

As a matter of non-fundamental policy, each Fund may not:

1.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

3.	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

4.	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

5.	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

6.	lend portfolio securities in an amount greater than 5% of its total assets.

The foregoing non-fundamental policies are in addition to policies otherwise stated in the Prospectus or this Statement of Additional Information.

The Scudder High Yield Tax-Free Fund will invest at least 50% of its total assets in municipal bonds rated, at the time of purchase, within the four highest quality rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) (AAA, AA, A or BBB), or their equivalents as determined at the time of purchase by Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). The Fund may invest, however, up to 50% of its total assets in bonds rated below Baa by Moody’s or below BBB by S&P or Fitch, or unrated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody’s, S&P or Fitch, or their equivalent. If a security’s credit quality is downgraded, the Advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

Normally, the Scudder Managed Municipal Bond Fund invests at least 65% of its net assets in securities rated, or issued by an issuer rated, at the time of purchase within the three highest quality rating categories of Moody’s (Aaa, Aa or A), S&P or Fitch (AAA, AA or A) or their equivalents, or if unrated, judged by the Advisor to be of comparable quality at the time of purchase. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s, BBB by S&P or Fitch or of equivalent quality as determined by the Advisor, but will not purchase bonds rated below B by Moody’s, S&P or Fitch, or their equivalent. In addition, the fund does not invest in securities issued by tobacco producing companies.

Normally, Scudder Intermediate Tax/AMT Free Fund invests at least 65% of its net assets in municipal bonds which are rated, at the time of purchase within the three highest quality rating categories of Moody’s (Aaa, Aa or A), S&P or Fitch (AAA, AA or A) or their equivalents, or if unrated, judged by the Advisor to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody’s, BBB by S&P or Fitch or of equivalent quality as determined by the Advisor.

The Advisor measures credit quality at the time it buys securities using independent ratings agencies or, for unrated securities, its judgment that the securities are of equivalent quality. In addition, the Advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most. For temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of the Scudder High Yield Tax-Free Fund’s assets (20% of assets in the case of Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund) may be held in cash or invested in short-term taxable investments, including US Government obligations and money market instruments. A Fund’s distributions from interest on certain municipal securities may be subject to the AMT depending upon investors’ particular situations. However, no more than 20% of Scudder High Yield Tax-Free Fund or Scudder Managed Municipal Bond Fund’s net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the individual AMT. The Scudder Intermediate Tax/AMT Free Fund does not currently invest any of its assets in securities which are subject to AMT. In all cases, state and local taxes may apply, depending on your state tax laws.

As a matter of fundamental policy, at least 80% of each Fund’s net assets (plus the amount of any borrowings for investment purposes in the case of Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund) will normally be invested in municipal securities. All income distributed by a Fund is expected to be exempt from regular federal income tax. Ordinarily, each Fund expects that 100% of its portfolio securities will be in securities exempt from regular federal tax, although a small portion of its income may be subject to federal, state or local taxes as well as AMT (depending on the investment restrictions of a Fund).

Although there is no current intention to do so, each Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to a Fund’s fundamental investment policies. Because these bonds are frequently subject to regular federal income tax and AMT, investment in these types of bonds is also subject to a Fund’s limitation on investing in municipal securities whose investment income is subject to these taxes.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund’s applicable prospectus.

Advance Refunded Bonds. A Fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase Municipal Securities that have been refunded prior to purchase by a Fund.

High Yield/High Risk Bonds. Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P, and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See “Ratings of Investments” for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high-risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the junk bonds acquired by the Funds may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances that Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash swap arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Funds’ ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Fund may be used for letter of credit-backed investments.

Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under “Fannie Mae” (the Federal National Mortgage Association) or “Ginnie Mae” (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Fund’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Fund believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of the Funds’ investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

Each Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Repurchase Agreements. A Fund may invest in repurchase agreements, subject to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of the account is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield and may be viewed as a form of leverage.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a Fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The investment policies of Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity. The exercise by a Fund of a stand-by commitment is subject to the ability and willingness of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund’s acquisition cost (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where each Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over the counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Funds’ net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds’ other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Funds, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of such Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, and for risk management and return enhancement, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and The National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Tax-exempt Custodial Receipts. Scudder Managed Municipal Bond Fund may purchase tax-exempt custodial receipts (the “Receipts”) which evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a Counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to the Fund’s limit on illiquid securities.

Third Party Puts. A Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of that Fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then-current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a Fund’s portfolio does not guarantee the net asset value of the shares of that Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, the Funds intend to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement (each an “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The principal source of the Advisor’s income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of the other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, dated April 5, 2002, for each Fund were last approved by the Trustees on August 10, 2004. The Agreements will continue in effect until September 30, 2005 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of its assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of a Fund’s expenses are paid out of gross investment income.

The current advisory fee rates are payable monthly at the annual rate shown below:

Average Daily Net Assets	Scudder High Yield Tax-Free Fund
$0-$300 million	0.65%
$300 million-$500 million	0.60%
Over $500 million	0.575%

Average Daily Net Assets	Scudder Managed Municipal Bond Fund	Scudder Intermediate Tax/AMT Free Fund
$0-$250 million	0.45%	0.55%
$250 million-$1 billion	0.43%	0.52%
$1 billion-$2.5 billion	0.41%	0.49%
$2.5 billion-$5 billion	0.40%	0.47%
$5 billion-$7.5 billion	0.38%	0.45%
$7.5 billion-$10 billion	0.36%	0.43%
$10 billion-$12.5 billion	0.34%	0.41%
Over $12.5 billion	0.32%	0.40%

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below:

Fund	2004	2003	2002
Scudder High Yield Tax-Free Fund	$5,023,787	$4,567,042	$3,876,609
Scudder Managed Municipal Bond Fund	$19,504,328	$20,081,218	$19,722,077
Scudder Intermediate Tax/AMT Free Fund	$3,428,562	$3,379,154	$3,259,759

Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.79% for Class A shares and 0.80% for Class B and Class C shares of Scudder High Yield Tax-Free Fund and 0.74% for Class A, Class B and Class C shares of Scudder Managed Municipal Bond Fund and 0.73% for Class A shares and 0.68% for Class B and Class C shares of Scudder Intermediate Tax/AMT Free Fund and 0.75% for Institutional Class shares of Scudder High Yield Tax-Free Fund and 0.54% for Institutional Class shares of Scudder Managed Municipal Bond Fund. These limitations exclude organization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

In addition to the fee cap applicable to the Funds previously subject to the Administrative Agreement (as hereafter described), for the period October 1, 2003 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee to the extent necessary to maintain the operating expenses of Class A, B, C and Institutional Class shares of Scudder High Yield Tax-Free Fund at 0.76%, 0.77%, 0.76% and 0.74%, of average daily net assets, respectively, of Class A, B and C shares of Scudder Managed Municipal Bond Fund at 0.561%, 0.581% and 0.561%, of average daily net assets, respectively, and of Class A, B and C shares of Scudder Intermediate Tax/AMT Free Fund at 0.672%, 0.712% and 0.672%, of average daily net assets, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by Scudder Investments and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Board Considerations in connection with the Annual Renewal of Investment Agreements

The Funds’ Trustees approved the continuation of the Funds’ current investment management agreements with Deutsche Investment Management (“DeIM”), your Fund’s adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Trustees — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Trustees meet frequently to discuss fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Trustees considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds’ Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

Administrative Agreement

From July 31, 2000 until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by a Fund of an administrative services fee (the “Administrative Fee”) of 0.175%, 0.225%, 0.200% and 0.125% of the average daily net assets for Class A, B, C and Institutional Class shares of Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund and Class A, B and C shares of Scudder Intermediate Tax/AMT Free Fund.

Effective April 1, 2004, the Administrative Agreement was terminated and each Fund bears those expenses directly. In connection with such termination, the Advisor has agreed to limit expenses. Please refer to the description of the Fund’s Investment Management Agreement for a discussion of the expense reimbursement/waiver arrangements.

In accordance with the Administrative Agreement, the Administrative Fees charged to Class A, Class B, Class C and Institutional Class for the most recent fiscal years were as follows:

Fund Name	Fiscal Year	Class A	Class B	Class C	Institutional Class	Not Imposed Class A	Not Imposed Class B	Not Imposed Class C	Not Imposed Institutional Class
Scudder High Yield Tax-Free Fund(1)(3)
	2002	$72,076	$39,468	$22,418	—	—	—	—	—
	2003	$146,738	$91,015	$55,897	$58	—	—	—	—
	2004	$183,899	$104,769	$83,453	$300	$74,203	$43,703	$37,888	$10

Scudder Managed Municipal Bond Fund(2)(3)(4)	2002	$2,398,646	$83,316	$18,049	—	$120,417	—	—	—
	2003	$2,436,850	$84,703	$29,755	—	$3,312	—	—	—
	2004	$1,956,417	$61,032	$30,876	$8	—	—	—	$8

Scudder Intermediate Tax/AMT Free Fund(2)(3)	2002	$34,557	$10,801	$4,920	—	—	—	—	—
	2003	$82,932	$19,436	$15,893	—	—	—	—	—
	2004	$123,735	$19,593	$21,156	—	$14,309	$2,432	$3,830	—

(1)	Classes A, B and C of the Scudder High Yield Tax-Free Fund commenced operations on May 1, 2000.
(2)	Classes A, B and C of both the Scudder Managed Municipal Bond Fund and the Scudder Intermediate Tax/AMT Free Fund commenced operations on June 11, 2001 and, therefore, paid fees during fiscal year 2002 only from its inception through May 31, 2002.
(3)	Institutional Class Shares for the Scudder High Yield Tax-Free Fund and the Scudder Managed Municipal Bond Fund commenced operations on August 19, 2002 and, therefore, did not pay any fees during fiscal year 2002 and paid fees during fiscal year 2003 only from its inception through May 31, 2003. Institutional Class Shares for Scudder Intermediate Tax/AMT Free Fund commenced operations on August 31, 2004.
(4)	For Class A of the Scudder Managed Municipal Bond Fund, fees of $3,312 were waived during fiscal year 2003.

With the termination of the Administrative Agreement certain expenses that were borne by the Advisor under the Administrative Agreement, such as the transfer agent and custodian fees, are now borne directly by shareholders.

AMA InvestmentLinkSM Program. Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics. The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to each Underwriting and Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and Institutional Class shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreement for Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, dated April 5, 2002, was last approved by the Trustees on August 10, 2004. The Distribution Agreement will remain in effect until September 30, 2005 and from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives no compensation from the funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

	Compensation to Underwriter and Firms for Calendar Year 2003			Compensation Paid by SDI to Firms from Shareholder Servicing Fee	Advertising, Sales, Literature and Promotional Materials	Other Distribution Expenses Paid by Underwriter for Calendar Year 2003			Interest Expenses
	12b-1 Fees (Distribution Fee) Paid to SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to SDI	Compensation Paid by SDI to Firms from Distribution Fee			Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing
Scudder High Yield Tax- Free Fund
Class A	NA	$249,925	NA	$1,085	NA	NA	NA	NA	NA
Class B	$388,000	$67,120	$690,000	$113	$159,000	$7,000	$67,000	$6,000	$81,000
Class C	$314,000	$37,199	$333,000	$6	$213,000	$10,000	$93,000	$8,000	$0

Scudder Managed Municipal Bond Fund
Class A	NA	$5,602,557	NA	$206,889	NA	NA	NA	NA	NA
Class B	$471,000	$120,346	$319,000	$749	$81,000	$4,000	$34,000	$3,000	$275,000
Class C	$177,000	$32,794	$177,000	$12	$69,000	$3,000	$30,000	$3,000	$0

Scudder Intermediate Tax/AMT Free Fund
Class A	NA	$170,759	NA	$2,120	NA	NA	NA	NA	NA
Class B	$79,000	$13,974	$115,000	$158	$33,000	$2,000	$14,000	$1,000	$39,000
Class C	$84,000	$7,090	$85,000	$1	$67,000	$3,000	$28,000	$3,000	$0

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by SDI
Scudder High Yield Tax- Free Fund	2004	$168,000	$59,000	$11,000	$98,000
Class A	2003	$166,000	$63,000	$5,000	$98,000
	2002	$244,000	$71,000	$87,000	$86,317

Scudder Managed Municipal Bond Fund	2004	$422,000	$246,000	$57,000	$119,000
Class A	2003	$506,000	$298,000	$59,000	$149,000
	2002	$555,000	$179,000	$112,000	$265,178

Scudder Intermediate Tax/AMT Free Fund	2004	$28,000	$4,000	$6,000	$18,000
Class A	2003	$68,000	$31,000	$1,000	$36,000
	2002	$40,000	$9,000	$9,000	$22,387

Certain Trustees or officers of the Fund are also directors or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

Because Institutional Class shares do not have a full calendar year of operations, there is no financial data for these shares.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Fund included in the Fund’s prospectus and the financial statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes and Gray LLP, One International Place, Boston, MA 02110 acts as counsel for each Fund and the Independent Trustees of each Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records.

Pursuant to a sub-accounting and sub-administration agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by a fund.

Pursuant to an agreement between SFAC and Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, each Fund pays SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. From July 1, 2000 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, (the “Custodian”) 225 Franklin St. Boston, MA 02110, serves as Custodian to the Funds. The Custodian’s fee may be reduced by certain earnings credits in favor of each Fund. Custodian fees of $1,188, $918 and $535 were not imposed on Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, respectively, after these credits were applied for the fiscal year ended May 31, 2004.

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is each Fund’s transfer agent, dividend-paying agent and shareholder service agent for each Fund’s Class A, B, C and Institutional Class shares. Each Fund pays SISC an annual fee of $14.00 for each regular account (including Individual Retirement Accounts), $23.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an asset-based of 0.05%. From July 1, 2000 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC had delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by a Fund.

Service Plan (Investment Class Shares Only). Scudder Intermediate Tax/AMT Free Fund has adopted a service plan (the “Service Plan”) with respect to its Investment Class shares, which authorizes it to compensate service organizations whose customers invest in Investment Class shares of the Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Service Plans, the Fund may enter into agreements with service organizations (“Service Agreements”). Under such Service Agreements or otherwise, the service organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Investment Class shares beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the service shares owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Trust or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Investment Class shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such Investment Class shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refunds and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 (“ERISA”); and (xi) providing prospectuses, proxy materials and other documents of the Funds to participants as may be required by law.

As compensation for such services, each service organization of the Fund is entitled to receive a service fee pursuant to its Service Agreement in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund’s Investment Class shares, as applicable, attributable to customers of such service organizations. Service organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the officers of the Trust provide to the Trust’s Board of Trustees for their review periodically a written report of services performed by and fees paid to each service organization under the Service Agreements and Service Plans.

Pursuant to the Service Plans for Investment Class shares, Investment Class shares of the Fund that are beneficially owned by customers of a service organization will convert automatically to Institutional Class shares of the same Fund in the event that such service organization’s Service Agreement expires or is terminated. Customers of a service organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including ERISA may apply to a service organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Investment Class shares of the Fund. Service organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Investment Class shares and receiving service fees.

The Trust believes that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary’s decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of an ERISA plan shall be held for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of “party in interest” with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries or for defraying reasonable expenses of administering the ERISA plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary’s receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

For the fiscal years ended May 31, 2002, 2003 and 2004, each Fund paid $0, $0 and $0 in commissions, respectively. Up to 100% of a Fund’s brokerage transactions may be directed to brokers on account of research services provided. Each Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that a Fund has acquired during the most recent fiscal year. As of May 31, 2004, each Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal years are as follows:

	2004	2003
Scudder High Yield Tax-Free Fund	44%	16%
Scudder Managed Municipal Bond Fund	24%	22%
Scudder Intermediate Tax/AMT Free Fund	21%	13%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Information regarding tax-deferred retirement plans is not applicable to the Funds.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, Scudder Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless that Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of a Fund’s shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts.

Share Pricing. Purchases will be filled without a sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of twelve o’clock noon and the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day’s net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Fund, to forward the purchase order to (the “transfer agent”) in Kansas City by the close of regular trading on the Exchange.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund (and Class A Shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1(1)	As a Percentage of Net Asset Value	Compensation Schedule #2(2)			Compensation Schedule #3(2)
Amount of Shares Sold		Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $	15 million	0.75%	Over $	15 million	0.25%
Over $5 million to $50 million	0.50%		—	—		—	—
Over $50 million	0.25%		—	—		—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first-year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares.

There are no sales charges for Institutional Class shares of each Fund and Investment Class shares of Scudder Intermediate Tax/AMT Free Fund.

Class A Purchases. The public offering price of Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price	As a Percentage of Net Asset Value*	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.60%	2.67%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	0.00 **	0.00 **	0.00 ***

*	Rounded to the nearest one-hundredth percent.

**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

The public offering price of Scudder Intermediate Tax/AMT Free Fund Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price	As a Percentage of Net Asset Value*	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.75%
$500,000 but less than $1 million	1.50%	1.52%	1.25%
$1 million and over	0.00 **	0.00 **	0.00 ***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder

Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Purchase of Class C Shares. Class C shares of a Fund are offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ prospectus and Statement of Additional Information.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Purchase of Institutional and Investment Class Shares. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management’s discretion.

In order to make an initial investment in Investment Class shares of a Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for a Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISC.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Redemptions

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “Exchange”) is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund’s Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2002 will be eligible for the second year’s charge if redeemed on or after March 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first-year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. Effective August 19, 2002, the checkwriting privilege was no longer offered to new investors. The checkwriting privilege continues to be available for shareholders who previously elected this privilege.

All existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors

Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

-Institutional Class Shares. Shareholders of a Fund’s Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Funds and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or that Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to declare daily and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in November or December or otherwise as needed.

An additional distribution may also be made (or treated as made) in November or December if necessary to avoid the excise tax enacted by the Tax Reform Act of 1986. Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the Prospectus. See “Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of that Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from taxable investment income and net short-term capital gains. However, any dividends paid by each Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax (see further discussion below). Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding periods and other requirements are met at both the shareholder and the Funds levels. Qualified dividend income does not include interest from debt securities. Because the Funds invest primarily in tax-exempt-bonds, the Funds do not expect a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus might have been reflected in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

Exempt-Interest Dividends. The Funds will be qualified to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions that the Funds properly designate as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local tax purposes. Because the Funds intend to qualify to pay exempt-interest dividends, the Funds may be limited in their ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indexes and other assets.

Under the Code, the interest on certain “specified private activity bonds” issued after August 7, 1986 is treated as a item of tax preference (after reduction by applicable deductions) for purposes of the federal AMT. The Funds will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for federal AMT purposes. In addition, for corporate shareholders, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of a Fund’s dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the AMT or may increase the tax liability of an investor who is subject to such tax.

The receipt of exempt-interest dividends may affect the portion, if any, of a person’s Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient’s combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds an adjusted base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

The Funds’ expenses attributable to earning tax-exempt income (including the interest on any indebtedness incurred or continued to purchase or carry tax-exempt bonds) do not reduce current earnings and profits; therefore, distributions in excess of the sum of a Fund’s net tax-exempt and taxable income may be treated as taxable dividends to the extent of the Fund’s remaining earnings and profits (which provides the measure of the Fund’s dividend-paying capacity for tax purposes). Distributions in excess of the sum of a Fund’s net tax-exempt and taxable income could occur, for example, if the Fund’s book income exceeded the sum of its net tax-exempt and taxable income. Differences in a Fund’s book income and its net tax-exempt and taxable income may arise from certain hedging and investment activities by the Fund.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total amount of interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from long-term capital gains and certain undistributed long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service (the “Service”) to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Under a published position of the Service, a shareholder’s interest deduction generally will not be disallowed if the average adjusted basis of the shareholder’s tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the shareholder’s trade or business assets (in the case of most corporations) or portfolio investments and any assets held in the active conduct of a trade or business (in the case of individuals). Legislation has been introduced in recent years that would further limit or repeal this two-percent de minimis exception, thus reducing the total after-tax yield of a shareholder.

If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users,” within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in its portfolios. Legislation has been introduced in recent years that would reinstate a deductible tax (the “Environmental Tax”) imposed through tax years beginning before 1996 at a rate of 0.12% on a corporation’s alternative minimum taxable income (computed without regard to the AMT net operating loss deduction) in excess of $2 million. If the Environmental Tax is reinstated, exempt-interest dividends that are included in a corporate shareholder’s alternative minimum taxable income may subject corporate shareholders of the Funds to the Environmental Tax.

Sale or Redemption of Shares. The sale, exchange or redemption of a Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of a Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of a Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Effects of Certain Transactions. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Funds’ investment in zero coupon bonds and other debt obligations having original issue discount may cause the Funds to recognize taxable income in excess of any cash received from the investment.

Under current law, each Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 28% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which each Fund is entitled are disclosed in the Funds’ annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax-Equivalent Yield

Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one-month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund’s yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of a Fund that is not tax-exempt.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield a Fund may generate. The tables are based upon current law as to the 2004 tax rates schedules.

FEDERAL

Tax Equivalent Yields Scudder 2004

Taxable Income Single	Effective State Rate	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal	Federal Tax Bracket
$29,051 - $70,350	0.00%	25.00%	25.00%	$58,101 - $117,250	0.00%	25.00%	25.00%
$ 70,351 - $146,750	0.00%	28.00%	28.00%	$117,251 - $178,650	0.00%	28.00%	28.00%
$ 146,751 - $319,100	0.00%	33.00%	33.00%	$178,651 - $319,100	0.00%	33.00%	33.00%
over$319,100	0.00%	35.00%	35.00%	over $319,100	0.00%	35.00%	35.00%

If your combined federal and state effective tax rate in 2004 is:

	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:

2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any local or city tax rates.

2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

TRUSTEES AND OFFICERS

Scudder Municipal Trust and Scudder Tax-Free Trust

The following table presents certain information regarding the Trustees and Officers of each Trust as of October 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International, Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K- Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert[3] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Address: One South Street, Baltimore, Maryland
[4]	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee held one meeting during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

•	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder High-Yield Tax Free Fund	Compensation from Scudder Managed Municipal Bond Fund	Compensation from Scudder Intermediate Tax/AMT Free Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$2,796	$15,464	$2,469	$0	$163,000
Dawn-Marie Driscoll(1)	$3,094	$17,391	$2,611	$0	$179,780
Keith R. Fox	$2,918	$16,239	$2,573	$0	$169,780
Louis E. Levy(2)	$2,814	$15,588	$2,485	$0	$163,000
Jean Gleason Stromberg	$2,796	$15,464	$2,469	$0	$163,000
Jean C. Tempel	$2,707	$14,888	$2,393	$0	$158,000
Carl W. Vogt	$2,814	$15,588	$2,485	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.
(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.
(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder High Yield Tax-Free Fund	Dollar Range of Securities Owned in Scudder Managed Municipal Bond Fund	Dollar Range of Securities Owned in Scudder Intermediate Tax/AMT Free Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Dawn-Marie
Driscoll	$10,001-$50,000	$1-$ 10,000	$1-$10,000	Over $100,000
Keith R. Fox	None	None	None	Over $100,000
Louis E. Levy	None	None	None	Over $100,000
Jean Gleason
Stromberg	$10,001-$50,000	None	None	Over $100,000
Jean C. Tempel	$1-$10,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Carl W. Vogt	None	None	None	Over $100,000

Securities Beneficially Owned

As of December 31, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of each Fund’s knowledge, as of September 8, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of September 8, 2004, 715,045 shares in the aggregate, or 5.72% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class A were held in the name of Citigroup Global Markets, Inc., Attn Peter Booth, 333 W 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 542,821 shares in the aggregate, or 11.60% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 274,985 shares in the aggregate, or 5.88% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class C were held in the name of Citigroup Global Markets, Inc., Attn Peter Booth, 333 W 34th Street, New York, NY 10001, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 3,716,070 shares in the aggregate, or 9.27% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,289,520 shares in the aggregate, or 5.71% of the outstanding shares of Scudder High Yield Tax-Free Fund, Class S were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 3,708 shares in the aggregate, or 30.53% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 2877-6246, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,361 shares in the aggregate, or 19.44% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 8002-1498, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,324 shares in the aggregate, or 19.13% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 1124-6155, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,068 shares in the aggregate, or 17.02% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 7226-0985, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 1,048 shares in the aggregate, or 8.63% of the outstanding shares of Scudder High Yield Tax-Free Fund, Institutional Class were held in the name of LPL Financial Services, A/C 7303-1465, 9785 Towne Centre Drive, San Diego, CA 92121, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 145,438 shares in the aggregate, or 5.59% of the outstanding shares of Scudder Managed Municipal Bond Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 5,058,415 shares in the aggregate, or 5.72% of the outstanding shares of Scudder Managed Municipal Bond Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 1,095 shares in the aggregate, or 90.26% of the outstanding shares of Scudder Managed Municipal Bond Fund, Institutional Class were held in the name of Pershing LLC, PO Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 118 shares in the aggregate, or 9.74% of the outstanding shares of Scudder Managed Municipal Bond Fund, Institutional Class were held in the name of SSC Investment Corp., Attn Bob DiCarlo, 222 S Riverside Plaza, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 2,826,567 shares in the aggregate, or 35.09% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class A were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 102,550 shares in the aggregate, or 12.86% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class B were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 58,667 shares in the aggregate, or 7.36% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class B were held in the name of Elsie P. Viles, PO Box 319, Augusta, ME 04332, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 535,673 shares in the aggregate, or 41.98% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class C were held in the name of Merrill Lynch Pierce Fenner & Smith & Co. Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 3,685,889 shares in the aggregate, or 8.49% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class S were held in the name of Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

As of September 8, 2004, 35,965 shares in the aggregate, or 5.27% of the outstanding shares of Scudder Intermediate Tax/AMT Free Fund, Class AARP were held in the name of Carolina M. Wolff and Cynthia A. R. Griffin, Trustees, Carolina M. Wolff Trust, 188 Cerro Court, San Luis Obispo, CA 93405, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

FUND ORGANIZATION

Organizational Description

Scudder Municipal Trust is a Massachusetts business trust established under a Declaration of Trust dated September 24, 1976, as amended. The Trustees of Scudder Municipal Trust have established and designated two series of the Trust: Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund, both open ended, diversified investment companies. Effective October 1, 2002, Scudder Managed Municipal Bonds changed its name to Scudder Managed Municipal Bond Fund. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. Scudder Intermediate Tax/AMT Free Fund is a series of Scudder Tax-Free Trust, a Massachusetts business trust established under a Declaration of Trust dated December 28, 1982, as amended. The name and investment objectives of the Fund were changed effective November 1, 1990. Effective October 1, 2003, Scudder Medium Term Tax-Free Fund changed its name to Scudder

Intermediate Tax/AMT Free Fund. The Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, $.01 par value.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the Statement of Additional Information and in each Fund’s prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, Class AARP and Institutional Class shares are offered. In addition, for Scudder Intermediate Tax/AMT Free Fund, Investment Class shares are also offered.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the Trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for each Fund provide that obligations of the Trusts are not binding upon the Trustees individually but only upon the property of the Trusts, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trusts will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of that Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined prospectus and SAI for the Funds.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: scudder.com (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund, each dated May 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of Scudder High Yield Tax-Free Fund — Class A is 811170307.

The CUSIP number of Scudder High Yield Tax-Free Fund — Class B is 811170406.

The CUSIP number of Scudder High Yield Tax-Free Fund — Class C is 811170505.

The CUSIP number of Scudder High Yield Tax-Free Fund — Institutional Class is 81118T105.

The CUSIP number of Scudder Managed Municipal Bond Fund — Class A is 811170802.

The CUSIP number of Scudder Managed Municipal Bond Fund — Class B is 811170885.

The CUSIP number of Scudder Managed Municipal Bond Fund — Class C is 811170877.

The CUSIP number of Scudder Managed Municipal Bond Fund — Institutional Class is 81118T204.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Class A is 81123Q603.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Class B is 81123Q702.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Class C is 81123Q801.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Institutional Class is 811236884.

The CUSIP number of Scudder Intermediate Tax/AMT Free Fund — Investment Class is 811236876.

Each Fund has a fiscal year end of May 31.

This Statement of Additional Information contains the information of Scudder High Yield Tax-Free Fund, Scudder Managed Municipal Bond Fund and Scudder Intermediate Tax/AMT Free Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Information concerning portfolio holdings of each Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

RATINGS OF INVESTMENTS

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.’S - CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper - medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC.’S - SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY’S INVESTORS SERVICE, INC.’S – MUNICIPAL SHORT-TERM RATINGS

MIG. Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

STANDARD & POOR’S RATINGS SERVICES - CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES – SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. - BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. - SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Scudder Managed

Municipal Bond Fund

Annual Report to Shareholders

May 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, although the fund seeks income that is federally tax free, a portion of the fund’s returns may be subject to federal, state, local and alternative minimum tax. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund’s shares. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2  |  Scudder Managed Municipal Bond Fund

Performance Summary May 31, 2004

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns during the 5- and 10-year periods shown for Class A, B and C shares and all periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 11, 2001 are derived from the historical performance of Class S shares of Scudder Managed Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04

Scudder Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	–.31%	5.18%	5.14%	5.90%
Class B	–1.07%	4.36%	4.32%	5.08%
Class C	–1.09%	4.33%	4.30%	5.05%
Lehman Brothers Municipal Bond Index†	–.03%	5.52%	5.49%	6.33%

Scudder Managed Municipal Bond Fund	1-Year	Life of Class*
Institutional Class	–.06%	3.27%
Lehman Brothers Municipal Bond Index†	–.03%	3.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Scudder Managed Municipal Bond Fund  |  3

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
5/31/04	$9.04	$9.04	$9.04	$9.05
5/31/03	$9.50	$9.50	$9.50	$9.50
Distribution Information:
Twelve Months: Income Dividends as of 5/31/04	$.43	$.36	$.36	$.44
May Income Dividend	$.0358	$.0298	$.0302	$.0400
SEC 30-day Yield as of 5/31/04††	3.71%	3.13%	3.14%	4.11%
Tax Equivalent Yield as of 5/31/04††	5.71%	4.82%	4.83%	6.32%
Current Annualized Distribution Rate as of 5/31/04††	4.66%	3.88%	3.93%	5.20%

††	Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund’ s yield and a marginal federal income tax rate of 35%. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 3.53% for the Institutional Class had certain expenses not been reduced.

Class A Lipper Rankings - General Municipal Debt Funds Category as of 5/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	98	of	298	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

4  |  Scudder Managed Municipal Bond Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐	Scudder Managed Municipal Bond Fund - Class A

☐	Lehman Brothers Municipal Bond Index†

Yearly periods ended May 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550. The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04

Scudder Managed Municipal Bond Fund

		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,520	$11,111	$12,268	$16,939
	Average annual total return	–4.80%	3.57%	4.17%	5.41%
Class B	Growth of $10,000	$9,607	$11,164	$12,255	$16,411
	Average annual total return	–3.93%	3.74%	4.15%	5.08%
Class C	Growth of $10,000	$9,891	$11,357	$12,342	$16,372
	Average annual total return	–1.09%	4.33%	4.30%	5.05%
Lehman Brothers Municipal Bond Index†	Growth of $10,000	$9,997	$11,750	$13,064	$18,478
	Average annual total return	–.03%	5.52%	5.49%	6.33%

Scudder Managed Municipal Bond Fund

		1-Year	Life of Class*
Institutional Class	Growth of $ 250,000	$249,850	$264,675
	Average annual total return	–.06%	3.27%
Lehman Brothers Municipal Bond Index†	Growth of $ 250,000	$249,925	$266,250
	Average annual total return	–.03%	3.67%

The growth of $10,000 and $250,000 are cumulative.

The minimum initial investment for Institutional Class is $250,000.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

†	The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Managed Municipal Bond Fund  |  5

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings during each period shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the period prior to July 31, 2000 are derived from the historical performance of Class S shares of Scudder Managed Municipal Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 5/31/04

Scudder Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	–.01%	5.43%	5.37%	6.12%
Class AARP	–.01%	5.43%	5.38%	6.12%
Lehman Brothers Municipal Bond Index†	–.03%	5.52%	5.49%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
5/31/04	$9.05	$9.05
5/31/03	$9.50	$9.50
Distribution Information:
Twelve Months: Income Dividends as of 5/31/04	$.45	$.45
May Income Dividend	$.0379	$.0379
SEC 30-day Yield as of 5/31/04††	4.11%	4.10%
Tax Equivalent Yield as of 5/31/04††	6.32%	6.31%
Current Annualized Distribution Rate as of 5/31/04††	4.93%	4.93%

††	Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund’s yield and a marginal federal income tax rate of 35%. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 4.10% for Class S had certain expenses not been reduced.

6  |  Scudder Managed Municipal Bond Fund

Class S Lipper Rankings - General Municipal Debt Funds Category as of 5/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	76	of	298	26
3-Year	39	of	265	15
5-Year	11	of	233	5
10-Year	9	of	125	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

☐	Scudder Managed Municipal Bond Fund - Class S

☐	Lehman Brothers Municipal Bond Index†

Yearly periods ended May 31

Comparative Results as of 5/31/04

Scudder Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,999	$11,718	$12,987	$18,112
	Average annual total return	–.01%	5.43%	5.37%	6.12%
Class AARP	Growth of $10,000	$9,999	$11,718	$12,993	$18,120
	Average annual total return	–.01%	5.43%	5.38%	6.12%
Lehman Brothers Municipal Bond Index†	Growth of $10,000	$9,997	$11,750	$13,064	$18,478
	Average annual total return	–.03%	5.52%	5.49%	6.33%

The growth of $10,000 is cumulative.

†	The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Managed Municipal Bond Fund  |  7

Portfolio Management Review

Scudder Managed Municipal Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Managed Municipal Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 1990.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1998.

•	Over 18 years of investment industry experience.

Eleanor R. Brennan

CFA, Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 1999.

•	Over 17 years of investment industry experience.

•	MS, Drexel University.

Matthew J. Caggiano

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1989 and the fund in 1999.

•	Over 14 years of investment industry experience.

•	MS, Boston College.

8  |  Scudder Managed Municipal Bond Fund

Philip G. Condon, Ashton P. Goodfield and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Managed Municipal Bond Fund. Matthew J. Caggiano is also a portfolio manager. In the following interview, Scudder’s municipal bond team discusses the fund’s performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended May 31, 2004?

A: Municipal bonds and the broad bond market, in general, suffered slight declines for the 12-month period ended May 31, 2004. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned –0.03% for the annual period ended May 31, 2004.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned –0.44% for the same period.2

Overall, municipal bond yields ended higher than they began the period, and 10-year municipal bonds outperformed 10-year Treasury bonds. For the period, 10-year Treasury bond yields moved from 3.37% to 4.66%, a rise of 1.29 percentage points.3 Ten-year municipal bond yields rose 0.83 of a percentage point from 3.10% to 3.93%.4 The municipal bond yield curve between maturities of two years and 30 years flattened, as yields on shorter-maturity bonds generally rose more than

[1]	The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

[3]	Source: Bloomberg.

[4]	Source: Municipal Market Data.

Scudder Managed Municipal Bond Fund  |  9

longer-term bonds. A flattening yield curve means that the difference in yields between longer-term and shorter-term maturities is becoming smaller, and investors generally have less incentive to buy bonds with longer maturities. The graph below shows municipal bond yield changes from the beginning to the end of the period. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities.

On the economic front, shortly after the period began, the Federal Reserve Board (the “Fed”) reduced the federal funds rate, a benchmark for the market’s interest rate levels, by a quarter of a percentage point to 1% on June 25, 2003. The market had anticipated a larger rate reduction and was surprised by the degree that the Fed’s views on the US economy and its recovery had improved. As a result, investors pulled money out of bonds, rapidly driving the prices on bonds lower due to this lower demand. Since bond yields move in the opposite direction from prices, municipal bond yields rose in the third calendar quarter of 2003.

AAA Municipal bond yield curve (as of 5/30/03 and 5/28/04)

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Municipal Market Data.

10  |  Scudder Managed Municipal Bond Fund

The Fed made no other changes to the federal funds rate for the remainder of the fund’s fiscal period. In statements released in August, September and October, the Fed stated that while areas of the economy were progressing, improvement was still needed before a full recovery would be reached, and it was likely that the federal funds rate would remain unchanged.

Near the end of 2003 and moving into early 2004, the economy continued to make headway as reports on manufacturing, housing and economic growth were strong. Still, there remained some doubts as to whether it was in a full recovery, as employment figures remained less robust. In the final months of the period, the Fed began to send signals that the economy was in full recovery and inflation was becoming a greater concern, and that “measured” increases in the federal funds rate were more imminent.

Q: Will you discuss municipal bond supply and demand in the period and its importance in the bond market?

A: Throughout much of 2003, states deluged the market with record levels of new issues, which were brought to market to help make up for revenue shortfalls and refinance old debt at lower rates, which resulted in record supply levels. However, as states completed much of the refinancing and new issuance that they needed, supply became somewhat less abundant toward the final months of 2003. Overall, issuance levels heightened again in 2004, boosted by the issuance of $7.9 billion in California Economic Recovery bonds — the largest municipal bond issuance in history. In addition, demand was solid in the first half of the period but lessened in the first quarter of 2004.

Scudder Managed Municipal Bond Fund  |  11

Supply and demand factors are important because they are one way a bond’s price can be driven higher or lower. High demand or low supply can cause a bond’s price to rise, while lessened demand or a flood of supply can cause a bond’s price to decline. A bond’s yield moves in the opposite direction of its price.

Q: How did Scudder Managed Municipal Bond Fund perform for the 12-month period ended May 31, 2004?

A: Scudder Managed Municipal Bond Fund posted slightly negative results in the period but outpaced its average peer. The fund’s total return of –0.31% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) outperformed that of its average peer in the Lipper General Municipal Debt Funds category, which lost –0.53%.5 The fund underperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which returned –0.03%. Past performance is no guarantee of future results. (Please see pages 3 through 7 for the performance of other share classes and more complete performance information.)

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended May 31, 2004?

A: Our overall selection of premium callable bonds helped boost returns.6 For the same maturity, premium callable bonds offered similar yields as noncallable bonds, but with

[5]	The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top 4 credit ratings.

[6]	A callable bond can be redeemed by the issuer prior to its maturity, while a noncallable bond cannot. When a bond is trading at a premium, the bond’s dollar value is higher than its face value, or the principal amount received at maturity.

12  |  Scudder Managed Municipal Bond Fund

a shorter duration.7 Essentially, during the period, premium callable bonds showed a more favorable trade-off of risk and return than noncallable bonds.

Returns were held back due to an underweight in high-yield bonds, which outperformed during the period, as investors sought higher yields in the low-interest-rate environment. Overall, we believe municipal bond valuations relative to Treasuries and agencies are attractive throughout the yield curve.

[7]	Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Managed Municipal Bond Fund  |  13

Portfolio Summary May 31, 2004

Portfolio Composition	5/31/04	5/31/03
Revenue Bonds	58%	62%
General Obligation Bonds	23%	21%
US Government Secured	10%	8%
Lease Obligations	9%	9%

	100%	100%

Quality	5/31/04	5/31/03
AAA	72%	72%
AA	10%	10%
A	4%	9%
BBB	8%	4%
Not Rated	6%	5%

	100%	100%

Effective Maturity	5/31/04	5/31/03
0 < 5 years	18%	16%
5 < 10 years	43%	40%
10 < 15 years	23%	28%
Greater than 15 years	16%	16%

	100%	100%

Weighted average effective maturity: 10.22 years and 10.40 years, respectively.

Top Five State Allocations	5/31/04	5/31/03
California	13%	12%
Illinois	13%	13%
Texas	9%	9%
New Jersey	7%	6%
New York	7%	7%

Portfolio composition, quality, effective maturity and state allocations are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

14  |  Scudder Managed Municipal Bond Fund

Investment Portfolio as of May 31, 2004

	Principal Amount ($)	Value ($)
Municipal Investments 100.0%
Alabama 0.1%
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	4,133,480

Alaska 2.1%
Anchorage, AK, Core City GO, 5.5%, 7/1/2021 (b)	3,860,000	4,135,951
Anchorage, AK, Electric Revenue, 6.5%, 12/1/2015 (b)	5,000,000	6,008,000
Anchorage, AK, State GO:
5.5%, 7/1/2019 (b)	2,500,000	2,698,125
5.5%, 7/1/2020 (b)	2,500,000	2,689,300
North Slope Borough, AK, County (GO) Lease, Series B, Zero Coupon, 6/30/2011 (b)	5,000,000	3,726,300
North Slope Borough, AK, Other GO:
Series B, Zero Coupon, 6/30/2004 (b)	30,500,000	30,465,230
Series B, Zero Coupon, 6/30/2005 (b)	43,800,000	43,061,094

		92,784,000

Arizona 1.5%
Arizona, School District GO, School Facilities Board Revenue:
Series B, 5.25%, 9/1/2017 (b)	6,500,000	6,908,395
5.5%, 7/1/2014	5,000,000	5,502,000
5.5%, 7/1/2015	3,000,000	3,248,400
5.5%, 7/1/2016	5,000,000	5,414,000
Arizona, Water & Sewer Revenue, Infrastructure Financing Authority:
Series A, Prerefunded, 5.375%, 10/1/2016	3,540,000	3,939,135
Series A, Prerefunded, 5.375%, 10/1/2017	2,280,000	2,537,070
Series A, Prerefunded, 5.375%, 10/1/2018	2,200,000	2,448,050
Mesa, AZ, Electric Revenue:
5.25%, 7/1/2016 (b)	7,500,000	8,177,175
5.25%, 7/1/2017 (b)	10,000,000	10,885,500
Phoenix, AZ, Transportation/Tolls Revenue, Series A, Zero Coupon, 7/1/2012 (b)	4,675,000	3,335,800
Phoenix, AZ, Water & Sewer Revenue, Civic Improvement Corp., Prerefunded, 6.0%, 7/1/2011 (b)	4,105,000	4,727,195
Scottsdale, AZ, Other GO:
5.375%, 7/1/2014	2,680,000	2,956,442
5.375%, 7/1/2015	2,635,000	2,871,491
Tucson, AZ, Water & Sewer Revenue:
5.5%, 7/1/2015 (b)	1,430,000	1,580,436
5.5%, 7/1/2018 (b)	4,100,000	4,454,404

		68,985,493

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  15

	Principal Amount ($)	Value ($)
Arkansas 1.0%
Jonesboro, AR, Hospital & Healthcare Revenue, Healthcare Facilities Authority, Bernard’ s Regional Medical Center,
Series A, 5.8%, 7/1/2012 (b)	4,025,000	4,364,308
North Little Rock, AR, Electric Revenue:
Series A, 6.5%, 7/1/2010 (b)	19,750,000	22,962,732
Series A, 6.5%, 7/1/2015 (b)	13,080,000	15,604,440

		42,931,480

California 12.9%
Alameda County, CA, County (GO) Lease, Santa Rita Jail Project, ETM, 5.375%, 6/1/2009 (b)	5,000,000	5,351,600
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, 8.0%, 1/1/2019 (b)	960,000	1,250,208
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, 8.0%, 1/1/2019 (b)	1,080,000	1,344,676
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.25%, 5/1/2020	2,000,000	2,040,620
Series A, 5.375%, 5/1/2021	5,000,000	5,137,100
Series A, 5.375%, 5/1/2022	10,665,000	10,918,827
Series A, 5.875%, 5/1/2016	20,000,000	21,927,800
California, Electric Revenue, Department Water Supply, Inverse Floater, Series 309, 9.661%, 5/1/2018* (b)	5,625,000	6,328,856
California, General Obligation, Economic Recovery, Inverse Floater, Series 926, 9.05%, 7/1/2015*	5,977,500	7,056,558
California, General Obligation, Economic Recovery, Inverse Floater, Series R-278, 8.775%, 7/1/2015* (b)	8,500,000	10,217,170
California, Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1, 6.625%, 6/1/2040	27,295,000	23,632,557
California, Higher Education Revenue:
5.25%, 11/1/2020 (b)	6,315,000	6,596,018
5.25%, 11/1/2021 (b)	4,000,000	4,163,160
California, Higher Education Revenue, Marymount University, Zero Coupon, 10/1/2014 (b)	1,000,000	621,960
California, Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,499,662
Series A, 5.5%, 6/1/2022	1,400,000	1,452,920
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	2,250,000	2,413,485
California, Special Assessment Revenue, Golden State TOB Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	9,662,544
Series B, 5.625%, 6/1/2038	37,265,000	37,041,037
Series 2003-A-1, 6.75%, 6/1/2039	47,520,000	41,892,682
California, State (REV) Lease, 5.25%, 12/1/2020 (b)	22,040,000	22,874,214

The accompanying notes are an integral part of the financial statements.

16  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
California, State (REV) Lease, Public Works Board, Department of Corrections:
Series C, 5.5%, 6/1/2020	5,000,000	5,166,300
Series C, 5.5%, 6/1/2021	2,500,000	2,569,850
California, State Agency (GO) Lease, Series A, 6.3%, 12/1/2006 (b)	8,095,000	8,880,620
California, State GO:
5.25%, 2/1/2017	17,450,000	18,177,316
5.25%, 2/1/2021	12,000,000	12,257,640
5.5%, 3/1/2015 (b) (c)	20,000,000	21,526,800
6.25%, 10/1/2007 (b) (c)	4,000,000	4,451,320
6.25%, 4/1/2008 (b) (c)	5,000,000	5,592,000
6.6%, 2/1/2009 (b) (c)	15,600,000	17,823,312
California, State Universary Revenue:
Series A, 5.125%, 5/15/2017 (b)	10,000,000	10,543,500
Series A, 5.125%, 5/15/2018 (b)	5,000,000	5,233,950
California, Water & Sewer Revenue, Series W, 5.5%, 12/1/2015	3,390,000	3,673,540
Foothill, CA:
Series A, ETM, Zero Coupon, 1/1/2015	11,000,000	6,742,560
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	2,716,300
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, ETM, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2009	5,000,000	5,601,800
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2011	4,000,000	4,648,040
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2012	4,000,000	4,648,040
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.15% to 1/1/2014	6,250,000	7,276,562
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	11,180,099
Series A, Prerefunded, 6.0%, 1/1/2016	20,400,000	23,330,664
Los Angeles County, CA, County (GO) Lease:
Zero Coupon, 9/1/2007	4,030,000	3,601,289
Zero Coupon, 9/1/2009	5,425,000	4,343,146
Los Angeles County, CA, County (GO) Lease, Capital Asset Leasing Corp., 6.0%, 12/1/2006 (b)	9,000,000	9,815,850
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, AMT, Series C, 7.5%, 12/1/2024	2,500,000	2,074,375
Los Angeles, CA, Higher Education Revenue, Unified School District, Inverse Floater:
Series PA-117, 144A, 9.16%, 1/1/2011* (b)	1,375,000	1,499,204
144A, 9.16%, 7/1/2019* (b)	5,000,000	5,519,850
Los Angeles, CA, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series B, 5.25%, 7/1/2018 (b)	7,470,000	7,864,266
Los Angeles, CA, School District GO, Series A, 5.375%, 7/1/2018 (b)	16,575,000	17,716,852

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  17

	Principal Amount ($)	Value ($)
Los Angeles, CA, School District GO, Unified School District:
5.75%, 7/1/2015 (b)	2,000,000	2,271,580
5.75%, 7/1/2016 (b)	17,000,000	19,330,530
Los Angeles, CA, State GO, Sanitation Distribution Financing Authority Revenue, Inverse Floater, Series 826, 144A, 8.69%*, 10/1/2021 (b)	10,000,000	10,500,300
Los Angeles, CA, Water & Power Revenue, Power Systems, Series A-2, 5.0%, 7/1/2018	4,000,000	4,137,160
Madera County, CA, Hospital & Healthcare Revenue, Valley Childrens Hospital, 6.5%, 3/15/2010 (b)	2,840,000	3,264,239
Murrieta Valley, CA, School District GO, Unified School District, Series A, Zero Coupon, 9/1/2014 (b)	4,235,000	2,644,122
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014 (b)	2,000,000	2,220,600
Roseville, CA, School District GO, Junior High, Series B, Zero Coupon, 8/1/2015 (b)	1,000,000	588,250
San Diego, CA, Industrial Development Revenue, San Diego Gas & Electric Company, Series A, 6.1%, 9/1/2019 (b)	14,600,000	14,749,212
San Diego, CA, School District GO, Series A, Zero Coupon, 7/1/2014 (b)	3,420,000	2,151,659
San Diego, CA, Water & Sewer Revenue:
5.632%, 4/25/2007 (b)	6,300,000	6,837,075
5.681%, 4/22/2009 (b)	4,500,000	4,976,235
San Francisco, CA, Sales & Special Tax Revenue, Bay Area Rapid Transit District, 6.75%, 7/1/2010 (b)	2,000,000	2,358,540
San Joaquin County, CA, County (GO) Lease, Facilities Project, 5.5%, 11/15/2013 (b)	3,895,000	4,327,189
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012 (b)	5,000,000	3,599,150
Series A, Zero Coupon, 1/15/2013 (b)	35,295,000	24,028,836
Series A, Zero Coupon, 1/15/2014 (b)	14,905,000	9,578,102
Ukiah, CA, School District (GO) Lease, Zero Coupon, 8/1/2015 (b)	2,000,000	1,176,500

		580,637,978

Colorado 2.6%
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	3,000,000	3,236,880
Colorado, Senior Care Revenue, Health Facilities Authority:
6.75%, 12/1/2015	1,750,000	1,814,138
6.75%, 12/1/2025	4,150,000	4,251,716
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014 (b)	11,295,000	6,985,167
Series B, Zero Coupon, 9/1/2015 (b)	21,500,000	12,493,865
Series B, Zero Coupon, 9/1/2017 (b)	8,000,000	4,113,760
Series B, Zero Coupon, 9/1/2018 (b)	20,560,000	9,943,844
Series B, Zero Coupon, 9/1/2019 (b)	36,500,000	16,528,660
Series B, Zero Coupon, 9/1/2020 (b)	7,000,000	2,976,330
Series B, Zero Coupon, 9/1/2034	15,200,000	1,605,728
Series A, 5.75%, 9/1/2014 (b)	14,700,000	16,763,733

The accompanying notes are an integral part of the financial statements.

18  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Zero Coupon, 9/1/2016 (b)	5,000,000	2,732,600
Denver, CO, Airport Revenue:
AMT, Series A, 7.4%, 11/15/2005	1,250,000	1,295,738
AMT, Series A, 7.5%, 11/15/2006	1,000,000	1,037,040
AMT, Series A, Prerefunded, 7.5%, 11/15/2023	1,240,000	1,298,491
AMT, Series A, 7.5%, 11/15/2023	5,945,000	6,193,857
Denver, CO, Airport Revenue, Inverse Floater Rites-PA 762, AMT, 10.629%, 11/15/2013* (b)	5,000,000	6,022,000
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Tax Increment Revenue, AMT, 7.5%, 9/1/2004	110,000	110,112
Denver, CO, School District GO:
Series A, 6.5%, 6/1/2010	3,225,000	3,745,354
Series A, 6.5%, 12/1/2010	3,000,000	3,517,110
Douglas County, CO, School District GO:
Series A, 6.5%, 12/15/2016 (b)	715,000	739,102
7.0%, 12/15/2013 (b)	2,500,000	3,094,525
Mesa County, CO, Residual Revenue, EMT, Zero Coupon, 12/1/2011	11,435,000	8,423,250

		118,923,000

Connecticut 1.2%
Connecticut, Sales & Special Tax Revenue:
Series II, Inverse Floater, 144A, 9.34%, 10/1/2014* (b)	8,390,000	9,933,760
Series II, Inverse Floater, 144A, 9.34%, 10/1/2015* (b)	2,000,000	2,296,680
Series II, Inverse Floater, 144A, 9.34%, 10/1/2016* (b)	1,050,000	1,289,652
Series II, Inverse Floater, 144A, 9.34%, 10/1/2017* (b)	830,000	1,019,439
Connecticut, State GO:
Series A, 5.375%, 4/15/2016	2,805,000	3,025,024
Series A, 5.375%, 4/15/2017	4,870,000	5,218,254
Series A, 5.375%, 4/15/2018	4,000,000	4,275,000
Series A, 5.375%, 4/15/2019	10,075,000	10,726,147
Series C, 5.5%, 12/15/2014	5,000,000	5,642,400
5.5%, 12/15/2015	5,000,000	5,611,750
Series B, 5.5%, 6/15/2018	1,000,000	1,080,530
Series E, ETM, 6.0%, 3/15/2012	170,000	196,899
Greenwich, CT, Multi Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,552,616

		52,868,151

District of Columbia 0.6%
District of Columbia Series A1, Prerefunded, 6.5%, 6/1/2010 (b)	1,175,000	1,361,132
District of Columbia, Core City GO:
Series B2, 5.5%, 6/1/2008 (b)	3,225,000	3,528,892
Series B3, 5.5%, 6/1/2009 (b)	2,840,000	3,125,562
Series B3, 5.5%, 6/1/2012 (b)	1,050,000	1,169,112
Series A1, 6.5%, 6/1/2010 (b)	1,095,000	1,281,632

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  19

	Principal Amount ($)	Value ($)
District of Columbia, Water & Sewer Revenue, Public Utility Revenue:
5.5%, 10/1/2023 (b)	5,000,000	5,447,400
Series 14, Inverse Floater, 144A, 10.49%, 10/1/2012* (b)	1,970,000	2,569,038
Series 15, Inverse Floater, 144A, 10.49%, 10/1/2013* (b)	3,565,000	4,642,307
Series 16, Inverse Floater, 144A, 10.49%, 10/1/2014* (b)	2,750,000	3,620,650
Series 13, Inverse Floater, 144A, 10.49%, 10/1/2016* (b)	1,210,000	1,579,352

		28,325,077

Florida 2.3%
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	13,250,000	16,001,628
Florida, State GO, Board of Public Education, Series D, 5.375%, 6/1/2016	5,765,000	6,199,277
Highlands County, FL, Hospital & Healthcare Revenue, Adventist Hospital Health Systems:
5.25%, 11/15/2028	5,300,000	5,078,195
Series A, 6.0%, 11/15/2031	7,000,000	7,252,770
Jacksonville, FL, Health Facilities Authority:
Prerefunded 10/1/2004, 11.5%, 10/1/2012	35,000	36,198
Prerefunded 10/1/2005, 11.5%, 10/1/2012	40,000	45,173
Prerefunded 10/1/2006, 11.5%, 10/1/2012	15,000	18,137
ETM, 11.5%, 10/1/2012	85,000	131,493
Jacksonville, FL, Sales & Special Tax Revenue, Local Government:
5.5%, 10/1/2014 (b)	3,000,000	3,307,140
5.5%, 10/1/2015 (b)	4,730,000	5,277,734
5.5%, 10/1/2016 (b)	6,760,000	7,540,510
5.5%, 10/1/2018 (b)	5,470,000	6,101,511
Lee County, FL, Airport Revenue:
AMT, Series 14, Inverse Floater, 144A, 10.7%, 10/1/2013* (b)	3,960,000	4,769,582
AMT, Series 14, Inverse Floater, 144A, 10.7%, 10/1/2020* (b)	1,410,000	1,652,901
AMT, Series 14, Inverse Floater, 10.95%, 10/1/2015* (b)	1,500,000	1,822,365
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014 (b)	2,195,000	1,352,010
Series A, Zero Coupon, 10/1/2022 (b)	7,000,000	2,590,910
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	710,000	848,635
Orange County, FL, Hospital & Healthcare Revenue, Health Facilities Authority Orlando Regional Healthcare:
Series A, 6.25%, 10/1/2016 (b)	290,000	343,209
Series C, 6.25%, 10/1/2021 (b)	6,000,000	7,019,700
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	3,500,000	4,224,325
Palm Beach County, FL, Airport Revenue:
5.75%, 10/1/2012 (b)	5,000,000	5,665,150
5.75%, 10/1/2013 (b)	5,000,000	5,674,100

The accompanying notes are an integral part of the financial statements.

20  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	10,000,000	11,053,300

		104,005,953

Georgia 1.7%
Atlanta, GA, Airport Revenue AMT:
Series B, 5.75%, 1/1/2010 (b)	4,240,000	4,660,650
Series B, 5.75%, 1/1/2011 (b)	1,590,000	1,737,934
Series C, 6.0%, 1/1/2011 (b)	7,375,000	8,148,711
Series C, 6.125%, 1/1/2012 (b)	7,735,000	8,517,318
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019 (b)	13,000,000	14,457,300
Cobb County, GA, Hospital & Healthcare Revenue, Series A, 5.625%, 4/1/2011 (b)	2,305,000	2,583,928
Fulton County, GA, Single Family Housing Revenue:
Series A, AMT, 6.55%, 3/1/2018 (b)	30,000	30,206
Series A, 6.6%, 3/1/2028 (b)	450,000	458,087
Georgia, Electric Revenue, Inverse Floater, Rites-PA 786, 144A, 11.419%, 1/1/2016* (b)	4,600,000	6,290,868
Georgia, Electric Revenue, Municipal Electric Authority Power Revenue:
Series Y, Prerefunded, ETM, 6.4%, 1/1/2013 (b)	195,000	226,305
Series Y, 6.4%, 1/1/2013 (b)	3,305,000	3,835,849
Series V, 6.5%, 1/1/2012 (b)	5,000,000	5,747,000
Series X, 6.5%, 1/1/2012 (b)	3,500,000	4,009,180
Series W, 6.6%, 1/1/2018 (b)	11,270,000	13,556,458
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, 6.6%, 1/1/2018 (b)	200,000	239,562
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011 (b)	3,000,000	3,300,630

		77,799,986

Hawaii 0.2%
Hawaii, Airport Revenue, AMT, Series B, 6.5%, 7/1/2013 (b)	6,680,000	7,590,284
Hawaii, State GO, Series CU, Prerefunded, 5.875%, 10/1/2014 (b)	1,500,000	1,709,640

		9,299,924

Illinois 12.5%
Chicago, IL, Central Station Project, Series A, Prerefunded, 8.9%, 1/1/2011	1,140,000	1,147,684
Chicago, IL, Core City GO:
Zero Coupon, 1/1/2017 (b)	20,000,000	10,699,600
Series B, 5.0%, 1/1/2011 (b)	1,620,000	1,753,456
Series B, 5.125%, 1/1/2015 (b)	9,550,000	10,247,914
Series A, 5.375%, 1/1/2013 (b)	15,410,000	16,837,582
6.25%, 1/1/2011 (b)	3,000,000	3,459,840
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014 (b)	5,000,000	5,503,250

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  21

	Principal Amount ($)	Value ($)
Chicago, IL, School District (GO) Lease, Board of Education:
Series A, 6.0%, 1/1/2016 (b)	11,025,000	12,629,027
Series A, 6.0%, 1/1/2020 (b)	46,340,000	53,248,831
Series A, 6.25%, 1/1/2009 (b)	6,735,000	7,597,821
Series A, 6.25%, 1/1/2011 (b)	10,000,000	11,532,800
Series A, 6.25%, 1/1/2015 (b)	28,725,000	33,273,891
Chicago, IL, School District (GO) Lease, Public Housing Revenue:
Series A, 5.25%, 12/1/2008 (b)	2,655,000	2,897,056
Series A, 5.25%, 12/1/2009 (b)	10,420,000	11,392,394
Series A, 5.25%, 12/1/2011 (b)	9,705,000	10,692,678
Chicago, IL, School District (REV) Lease, Board of Education:
Series A, 6.25%, 1/1/2010 (b)	11,550,000	13,184,556
6.25%, 12/1/2011 (b)	1,600,000	1,863,520
Chicago, IL, School District GO, Board of Education:
Series B, Zero Coupon, 12/1/2009 (b)	7,615,000	6,178,963
Series A, Zero Coupon, 12/1/2014 (b)	2,000,000	1,225,720
6.0%, 12/1/2016 (b)	5,000,000	5,553,000
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012 (b)	6,350,000	4,402,201
Zero Coupon, 11/1/2018 (b)	5,165,000	2,493,714
5.375%, 1/1/2013 (b)	3,215,000	3,549,617
Cook & Dupage Counties, IL, School District GO, Zero Coupon, 12/1/2009 (b)	2,860,000	2,324,408
Cook County, IL, ETM, Zero Coupon, 11/1/2004 (b)	3,205,000	3,187,661
Cook County, IL, County GO, 6.5%, 11/15/2014 (b)	18,560,000	22,346,983
Cook County, IL, County GO, Inverse Floater, Rites-PA 591, 144A, 11.678%, 11/15/2013*	10,610,000	14,745,990
Decatur, IL, Other GO, Zero Coupon, 10/1/2004 (b)	1,415,000	1,408,746
Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue:
Zero Coupon, 5/15/2006	4,500,000	4,199,220
Zero Coupon, 5/15/2007	15,460,000	13,846,440
Illinois, Airport Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 6/15/2011 (b)	895,000	668,851
Illinois, Educational Facilities Authority:
Series A, ETM, Zero Coupon, 7/1/2004 (b)	2,860,000	2,856,654
Series A, ETM, Zero Coupon, 7/1/2005 (b)	7,100,000	6,976,815
Illinois, Health Facilities Authority, ETM, 7.0%, 2/15/2009	3,570,000	3,947,992
Illinois Higher Education Revenue, Zero Coupon, 4/1/2015 (b)	3,300,000	1,966,965
Illinois, Higher Education Revenue, University Retirement System, Zero Coupon, 10/1/2005 (b)	7,000,000	6,840,050
Illinois, Hospital & Healthcare Revenue, Adventist Health System, 5.5%, 11/15/2020	10,000,000	10,137,100
Illinois, Hospital & Healthcare Revenue, Development Finance Authority, Adventist Health System, 5.5%, 11/15/2029	5,475,000	5,390,083
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,031,440

The accompanying notes are an integral part of the financial statements.

22  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
6.0%, 8/15/2006 (b)	1,380,000	1,488,951
6.0%, 8/15/2007 (b)	1,460,000	1,602,379
6.0%, 8/15/2008 (b)	1,550,000	1,721,740
6.0%, 8/15/2009 (b)	1,640,000	1,832,585
6.25%, 8/15/2013 (b)	3,400,000	3,940,430
Series A, 6.25%, 1/1/2015 (b)	17,000,000	19,449,870
6.4%, 6/1/2008 (b)	1,350,000	1,514,106
Illinois, Metropolitan Pier and Exposition Authority, Series A, ETM, Zero Coupon, 6/15/2011 (b)	2,900,000	2,182,250
Illinois, Pollution Control Revenue, Commonwealth Edison Co. Project, Series D, 6.75%, 3/1/2015 (b)	16,780,000	17,675,549
Illinois, Pollution Control Revenue, Development Finance Authority Pollution Control, 5.85%, 1/15/2014 (b)	5,000,000	5,611,850
Illinois, Project Revenue, Zero Coupon, 1/1/2014 (b)	17,975,000	11,490,519
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016 (b)	10,000,000	5,554,900
Illinois, Sales & Special Tax Revenue:
6.0%, 6/15/2010	3,500,000	3,974,320
6.25%, 12/15/2011 (b)	3,000,000	3,495,390
6.25%, 12/15/2020 (b)	6,975,000	8,206,855
Series A, 6.5%, 12/15/2007 (b)	4,765,000	5,365,580
Series A, 6.5%, 12/15/2008 (b)	5,255,000	6,003,417
Series P, 6.5%, 6/15/2013	2,100,000	2,443,707
Illinois, Sales & Special Tax Revenue, Development Finance Authority, 7.5%, 11/15/2013	3,750,000	3,922,087
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2013 (b)	7,565,000	5,038,063
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018 (b)	6,660,000	3,197,533
Illinois, State GO, 5.5%, 5/1/2016 (b)	2,500,000	2,761,525
Illinois, Transportation/Tolls Revenue, Inverse Floater Rites-PA 584, Regional Transportation Authority, 144A, 11.921%, 11/1/2021*	12,900,000	18,903,531
Illinois, Water & Sewer Revenue, Northwest Suburban Municipal Joint Action Water Agency, 6.45%, 5/1/2007 (b)	2,575,000	2,850,808
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012 (b)	2,500,000	2,900,525
Kane Cook & Du Page County, IL, School District GO:
Series B, Zero Coupon, 1/1/2011 (b)	1,040,000	793,832
Series B, Zero Coupon, 1/1/2012 (b)	1,300,000	937,690
Series B, Zero Coupon, 1/1/2013 (b)	4,595,000	3,127,127
Kane County, IL, School District GO, Aurora West Side, Series A, 6.5%, 2/1/2010 (b)	1,775,000	2,048,190
Lake Cook Kane & McHenry Counties, IL, School District GO, 6.3%, 12/1/2017 (b)	1,885,000	2,230,502
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013 (b)	5,880,000	3,826,704
Series B, Zero Coupon, 12/1/2014 (b)	5,985,000	3,669,463
Macon & Decatur Counties, IL, County (GO) Lease, 6.5%, 1/1/2006 (b)	1,500,000	1,603,605

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  23

	Principal Amount ($)	Value ($)
Northern, IL, Higher Education Revenue, University, Auxiliary Facilities System:
Zero Coupon, 10/1/2005 (b)	1,865,000	1,822,385
Zero Coupon, 10/1/2007 (b)	1,865,000	1,688,347
Oak Lawn, IL, Water & Sewer Revenue:
Zero Coupon, 10/1/2004 (b)	1,295,000	1,287,852
Zero Coupon, 10/1/2005 (b)	1,295,000	1,262,301
Zero Coupon, 10/1/2006 (b)	1,295,000	1,219,126
Rosemont, IL, Other GO, Tax Increment:
ETM, Zero Coupon, 12/1/2004 (b)	6,000,000	5,961,240
Zero Coupon, 12/1/2005 (b)	4,455,000	4,332,888
ETM, Zero Coupon, 12/1/2007 (b)	2,655,000	2,385,040
ETM, Zero Coupon, 12/1/2005 (b)	7,060,000	6,866,485
Skokie, IL, Other GO, Park District, Series B, Zero Coupon, 12/1/2011 (b)	3,000,000	2,193,660
St. Charles, IL, Multi Family Housing Revenue, Wessel Court Project, AMT, 7.6%, 4/1/2024	3,310,000	3,303,645
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,980,000	2,042,588
Will County, IL, Community Unit School District No. 201-U, ETM, Zero Coupon, 12/15/2006 (b)	3,725,000	3,499,749
Will County, IL, County GO:
Series B, Zero Coupon, 12/1/2011 (b)	4,145,000	3,026,016
Series B, Zero Coupon, 12/1/2012 (b)	2,480,000	1,709,067
Series B, Zero Coupon, 12/1/2013 (b)	12,030,000	7,815,290
Series B, Zero Coupon, 12/1/2014 (b)	10,255,000	6,280,982
Will County, IL, School District GO, Community Unit School District No. 365-U, Series B, Zero Coupon, 11/1/2015 (b)	8,000,000	4,622,000
Winnebago County, IL, School District GO, District No.122 Harlem-Loves:
6.55%, 6/1/2009 (b)	1,675,000	1,921,995
6.55%, 6/1/2010 (b)	1,825,000	2,120,942

		559,967,694

Indiana 1.5%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016 (b)	10,160,000	11,275,162
Series B, 6.0%, 1/1/2012 (b)	1,750,000	2,003,627
Indiana, Health Facilities Financing Authority, ETM, 6.0%, 7/1/2010 (b)	1,035,000	1,176,723
Indiana, Higher Education Revenue, Series H, Zero Coupon, 8/1/2006 (b)	6,000,000	5,701,020
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	1,814,799
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,660,000	5,036,481
Prerefunded, ETM, 6.0%, 7/1/2004 (b)	850,000	853,587
ETM, 6.0%, 7/1/2004 (b)	455,000	456,920

The accompanying notes are an integral part of the financial statements.

24  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Prerefunded, ETM, 6.0%, 7/1/2005 (b)	1,535,000	1,607,513
ETM, 6.0%, 7/1/2005 (b)	485,000	508,130
Prerefunded, ETM, 6.0%, 7/1/2006 (b)	1,630,000	1,755,738
ETM, 6.0%, 7/1/2006 (b)	515,000	554,727
Prerefunded, ETM, 6.0%, 7/1/2007 (b)	1,725,000	1,893,515
ETM, 6.0%, 7/1/2007 (b)	545,000	598,241
Prerefunded, ETM, 6.0%, 7/1/2008 (b)	945,000	1,052,409
ETM, 6.0%, 7/1/2008 (b)	300,000	333,486
Prerefunded, ETM, 6.0%, 7/1/2009 (b)	980,000	1,103,294
ETM, 6.0%, 7/1/2009 (b)	310,000	346,995
ETM, 6.0%, 7/1/2010	325,000	366,460
Prerefunded, ETM, 6.0%, 7/1/2011 (b)	1,100,000	1,255,771
ETM, 6.0%, 7/1/2011 (b)	345,000	393,393
Prerefunded, ETM, 6.0%, 7/1/2012 (b)	1,165,000	1,342,057
ETM, 6.0%, 7/1/2012 (b)	370,000	421,119
Prerefunded, ETM, 6.0%, 7/1/2013 (b)	1,230,000	1,416,923
ETM, 6.0%, 7/1/2013 (b)	390,000	445,591
Prerefunded, ETM, 6.0%, 7/1/2014 (b)	1,310,000	1,512,199
ETM, 6.0%, 7/1/2014 (b)	410,000	469,454
Prerefunded, ETM, 6.0%, 7/1/2015 (b)	1,385,000	1,599,522
ETM, 6.0%, 7/1/2015 (b)	440,000	501,037
Prerefunded, ETM, 6.0%, 7/1/2016 (b)	1,470,000	1,696,880
ETM, 6.0%, 7/1/2016 (b)	465,000	528,779
Prerefunded, ETM, 6.0%, 7/1/2017 (b)	1,560,000	1,800,427
ETM, 6.0%, 7/1/2017 (b)	490,000	556,626
Prerefunded, ETM, 6.0%, 7/1/2018 (b)	1,655,000	1,910,979
ETM, 6.0%, 7/1/2018 (b)	520,000	592,244
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	3,120,000	3,874,447
Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012 (b)	4,550,000	5,167,390
Series A, ETM, 7.25%, 6/1/2015	880,000	1,050,438
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, 5.75%, 6/1/2012 (b)	450,000	503,113
Merrillville, IN, School District (REV) Lease, Multiple School Building Corp., First Mortgage, Zero Coupon, 1/15/2011 (b)	4,000,000	3,047,720

		68,524,936

Iowa 0.6%
Iowa, Project Revenue:
5.5%, 2/15/2015 (b)	10,530,000	11,695,776
5.5%, 2/15/2016 (b)	6,645,000	7,382,064
5.5%, 2/15/2020 (b)	8,000,000	8,850,800

		27,928,640

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  25

	Principal Amount ($)	Value ($)
Kansas 1.0%
Johnson County, KS, School District GO, Series B, 5.5%, 9/1/2015 (b)	1,860,000	2,081,228
Kansas, Pollution Control Revenue, Development Financing Authority:
Series II, 5.5%, 5/1/2014	2,000,000	2,244,040
Series II, 5.5%, 11/1/2015	1,000,000	1,113,610
Series II, 5.5%, 11/1/2017	1,000,000	1,111,120
Kansas, Transportation/Tolls Revenue, Development Financing Authority, Series A, Prerefunded, 5.75%, 9/1/2013	8,235,000	9,322,679
Kansas City, KS, Electric Revenue, Utility Systems Revenue:
Zero Coupon, 9/1/2004 (b)	2,640,000	2,631,288
Zero Coupon, 9/1/2006 (b)	1,375,000	1,303,514
Kansas City, KS, Utility Systems Revenue:
ETM, Zero Coupon, 9/1/2004 (b)	3,575,000	3,563,309
ETM, Zero Coupon, 9/1/2005 (b)	5,300,000	5,189,071
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	12,000,000	11,977,680
Saline County, KS, School District GO, 5.5%, 9/1/2017 (b)	3,240,000	3,507,268

		44,044,807

Kentucky 1.9%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority:
Series C, Step-up Coupon, 0% to 10/1/2005, 5.6% to 10/1/2012 (b)	13,670,000	14,238,399
Series C, Step-up Coupon, 0% to 10/1/2005, 5.7% to 10/1/2013 (b)	8,245,000	8,625,836
Series C, Step-up Coupon, 0% to 10/1/2005, 5.8% to 10/1/2014	5,130,000	5,367,468
Series C, Step-up Coupon, 0% to 10/1/2005, 5.85% to 10/1/2015 (b)	5,235,000	5,415,555
Series C, Step-up Coupon, 0% to 10/1/2005, 5.9% to 10/1/2016 (b)	6,500,000	6,674,525
Kentucky, Project Revenue:
5.5%, 8/1/2017 (b)	6,770,000	7,554,914
5.5%, 8/1/2018 (b)	5,000,000	5,583,600
5.5%, 8/1/2019 (b)	6,870,000	7,655,241
5.5%, 8/1/2020 (b)	4,320,000	4,799,131
Kentucky, Public Housing Revenue, Property and Buildings Project No. 69, Series A, 5.375%, 8/1/2016 (b)	5,000,000	5,347,600
Kentucky, State (REV) Lease, Property and Buildings Project No. 68, Prerefunded, 5.75%, 10/1/2015	5,375,000	6,088,209
Kentucky, State Agency (REV) Lease, Property and Buildings Project No. 71:
5.5%, 8/1/2014	4,250,000	4,747,802
5.5%, 8/1/2015	4,000,000	4,439,000

		86,537,280

The accompanying notes are an integral part of the financial statements.

26  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Louisiana 0.4%
Jefferson, LA, Sales & Special Tax Revenue:
5.75%, 12/1/2015 (b)	2,335,000	2,618,656
5.75%, 12/1/2016 (b)	2,465,000	2,758,606
5.75%, 12/1/2017 (b)	2,610,000	2,910,750
5.75%, 12/1/2018 (b)	2,760,000	3,069,645
Louisiana, Public Facilities Authority, Centenary College Louisiana Project:
Prerefunded, 5.75%, 2/1/2012	1,000,000	1,105,590
Prerefunded, 5.9%, 2/1/2017	1,000,000	1,110,780
New Orleans, LA, Other GO, Zero Coupon, 9/1/2005 (b)	2,500,000	2,447,975
Orleans, LA, Sales & Special Tax Revenue, Levee, District Improvement Project, 5.95%, 11/1/2014 (b)	1,460,000	1,588,757

		17,610,759

Maine 0.1%
Maine, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Series B, Prerefunded, 7.1%, 7/1/2014 (b)	55,000	56,392
Maine, Transportation/Tolls Revenue, Turnpike Authority, 5.625%, 7/1/2017 (b)	4,350,000	4,760,335

		4,816,727

Maryland 1.2%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012 (b)	3,100,000	3,551,577
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	4,000,000	4,502,920
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.75%, 12/1/2031 (c)	37,000,000	36,218,190
Northeast, MD, Resource Recovery Revenue, Waste Disposal Authority:
7.2%, 1/1/2006 (b)	4,940,000	5,063,302
7.2%, 1/1/2007 (b)	3,390,000	3,474,750

		52,810,739

Massachusetts 5.2%
Massachusetts, Airport Revenue, AMT, Port Authority, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2017 (b)	4,000,000	4,169,720
Massachusetts, Airport Revenue, Port Authority, Series B, AMT, 5.5%, 7/1/2012 (b)	3,025,000	3,240,592
Massachusetts, Higher Education Revenue, 5.5%, 7/1/2022	9,000,000	9,969,480
Massachusetts, Higher Education Revenue, Building Authority Project:
Series 2, 5.5%, 11/1/2017 (b)	1,105,000	1,195,842
Series 2, 5.5%, 11/1/2018 (b)	1,400,000	1,511,818
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014	5,500,000	6,959,975

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  27

	Principal Amount ($)	Value ($)
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series I-1, 5.2%, 1/1/2028	10,500,000	10,974,810
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General, Hospital, Series F, 6.25%, 7/1/2012 (b)	1,000,000	1,132,910
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	5,000,000	4,834,600
Massachusetts, Port Authority Revenue, ETM, 13.0% 7/1/2013	1,355,000	1,954,425
Massachusetts, Port Authority Revenue, AMT, Port Authority, Delta Air Lines, Inc. Project, Series A, 5.5%, 1/1/2018 (b)	5,000,000	5,196,050
Massachusetts, Project Revenue, 9.2%, 12/15/2031	17,000,000	19,480,130
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	3,000,000	3,449,100
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Series 563, Inverse Floater, 9.96%, 1/1/2016* (b)	3,375,000	4,006,395
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	27,680,000	17,098,213
Massachusetts, State GO, College Building Authority Project, Series A, 7.5%, 5/1/2010	4,110,000	4,973,388
Massachusetts, State GO, Consolidated Loan:
Series D, 5.5%, 11/1/2018 (b)	4,000,000	4,418,680
Series D, 5.5%, 11/1/2019 (b) (c)	7,500,000	8,270,175
Series D, 5.5%, 11/1/2020 (b)	2,000,000	2,199,740
Massachusetts, State GO, Inverse Floater, Rites-PA 793, 144A, 10.223%, 10/1/2008*	6,095,000	7,601,623
Massachusetts, State GO, Transportation Authority:
Series A, 5.875%, 3/1/2015	10,075,000	11,475,223
Series B, 6.2%, 3/1/2016	17,450,000	20,334,136
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018 (b)	10,000,000	5,110,800
Massachusetts, Water & Sewer Revenue, Water Authority:
Series J, 5.5%, 8/1/2020 (b)	34,315,000	37,954,106
Series J, 5.5%, 8/1/2021 (b)	5,685,000	6,276,865
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 6.0%, 12/1/2011	10,000,000	11,512,800
Series A, 6.5%, 7/15/2009	2,625,000	3,018,881
Series A, 6.5%, 7/15/2019	13,710,000	16,246,350

		234,566,827

Michigan 2.2%
Detroit, MI, Core City GO:
Series B, 6.0%, 4/1/2016 (b)	2,865,000	3,199,288
Series B, 6.25%, 4/1/2010	3,410,000	3,507,458
Detroit, MI, School District GO:
Series C, 5.25%, 5/1/2014 (b)	1,000,000	1,097,410
Series A, 5.5%, 5/1/2015 (b)	6,675,000	7,292,237
Series A, 5.5%, 5/1/2017 (b)	3,295,000	3,579,260

The accompanying notes are an integral part of the financial statements.

28  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Detroit, MI, State GO:
Series A-1, 5.375%, 4/1/2016 (b)	2,760,000	2,952,096
Series A-1, 5.375%, 4/1/2018 (b)	3,000,000	3,198,480
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015 (b)	8,710,000	5,166,859
Grand Rapids, MI, Water & Sewer Revenue, Water Supply, 5.75%, 1/1/2016 (b)	2,955,000	3,235,784
Michigan, Electric Revenue, Series A, 5.25%, 1/1/2018 (b)	11,000,000	11,848,980
Michigan, Hospital & Healthcare Revenue, Finance Authority, Series A, Prerefunded, 6.0%, 11/15/2013 (b)	10,000,000	11,458,400
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	1,590,000	1,659,976
Michigan, Sales & Special Tax Revenue, State Trunk Line:
Series A, 5.5%, 11/1/2014 (b)	4,055,000	4,517,473
Series A, Prerefunded, 5.5%, 11/1/2016 (b)	9,545,000	10,633,607
Series A, 5.5%, 11/1/2017	7,000,000	7,808,010
Michigan, State Agency (GO) Lease, Building Authority, Inverse Floater, Series B, 144A, 9.688%, 4/15/2009*	2,500,000	2,905,300
Michigan, State Agency (GO) Lease, Inverse Floater, Rites-PA 889R, Series A, 144A, 9.688%, 4/15/2009*	4,155,000	5,008,188
Michigan, State GO, 5.5%, 12/1/2015	5,875,000	6,586,286
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	2,090,000	2,222,799

		97,877,891

Minnesota 0.3%
New Hope, MN, Hospital & Healthcare Revenue, Masonic Home North Ridge, 5.9%, 3/1/2019	1,335,000	1,338,324
University of Minnesota, Higher Education Revenue:
Series A, 5.75%, 7/1/2017	3,240,000	3,690,716
Series A, 5.75%, 7/1/2018	6,760,000	7,714,377

		12,743,417

Mississipi 0.2%
Jones County, MS, Hospital & Healthcare Revenue, South Central Regional Medical Center, 5.5%, 12/1/2017	1,375,000	1,361,443
Mississippi, State GO, 5.5%, 12/1/2015	6,000,000	6,714,780

		8,076,223

Missouri 2.3%
Missouri, Hospital & Healthcare Revenue:
Series AA, 6.35%, 6/1/2008 (b)	8,125,000	9,144,119
Series AA, 6.4%, 6/1/2009 (b)	8,640,000	9,856,425
Missouri, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	11,400,000	12,738,132
Missouri, Senior Care Revenue, Health & Educational Facilities Authority, 5.75%, 2/1/2017	3,250,000	3,330,503

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  29

	Principal Amount ($)	Value ($)
Missouri, Transportation/Tolls Revenue:
Series A, 5.625%, 2/1/2014	2,000,000	2,213,660
Series A, 5.625%, 2/1/2016	3,125,000	3,393,031
Missouri, Water & Sewer Revenue, Clarence Cannon Wholesale, 6.0%, 5/15/2020	10,000,000	10,057,500
Missouri, Water & Sewer Revenue, Environmental Improvement and Energy Resource Authority:
Series C, 5.375%, 7/1/2016	3,585,000	3,964,903
Series C, 5.375%, 7/1/2017	4,305,000	4,753,064
Series C, 5.375%, 7/1/2018	3,250,000	3,589,040
Series B, 5.5%, 7/1/2014	3,000,000	3,378,480
Series B, 5.5%, 7/1/2015	3,500,000	3,895,080
Series B, 5.5%, 7/1/2016	5,065,000	5,635,775
St. Louis, MO, Airport Revenue, Series A, 5.625%, 7/1/2017 (b)	6,000,000	6,511,800
St. Louis, MO, County GO, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2016 (b)	6,895,000	3,814,590
St. Louis, MO, Industrial Development Revenue, St. Louis Convention Center, AMT, Series A, 6.875%, 12/15/2020	2,500,000	2,293,025
St. Louis, MO, Industrial Development Revenue, St. Louis Convention, AMT, Series A, 7.25%, 12/15/2035	5,000,000	4,613,200
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	5,745,000	6,698,153
St. Louis, MO, State (GO) Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015 (b)	4,200,000	2,469,138

		102,349,618

Montana 0.1%
Montana, Higher Education Revenue, Series F, 6.0%, 5/15/2019 (b)	5,000,000	5,631,000

Nebraska 0.3%
Omaha, NE, Core City GO, Series A, ETM, 6.5%, 12/1/2018	1,000,000	1,230,130
Omaha, NE, Public Power District, Electric Revenue, Series B, ETM, 6.2%, 2/1/2017	4,700,000	5,463,609
Omaha, NE, School District GO, ETM:
Series A, 6.5%, 12/1/2015	1,480,000	1,807,095
Series A, 6.5%, 12/1/2016	1,000,000	1,223,660
Series A, 6.5%, 12/1/2017	4,000,000	4,906,120
Scotts Bluff County, Hospital & Healthcare Revenue, 6.45%, 12/15/2004	450,000	456,147

		15,086,761

Nevada 1.0%
Clark County, NV, Airport Revenue, Airport Jet Aviation Fuel, AMT:
Series C, 5.375%, 7/1/2018 (b)	1,500,000	1,559,955
Series C, 5.375%, 7/1/2019 (b)	1,100,000	1,138,159
Series C, 5.375%, 7/1/2020 (b)	1,100,000	1,134,089
Clark County, NV, School District GO, Series B, Zero Coupon, 3/1/2005 (b)	8,070,000	7,982,279

The accompanying notes are an integral part of the financial statements.

30  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Henderson, NV, Hospital & Healthcare Revenue, Catholic Healthcare West, 5.375%, 7/1/2026	15,000,000	13,885,800
Las Vegas, NV, Transportation/Tolls Revenue, Monorail Department Business and Industry:
Zero Coupon, 1/1/2013 (b)	5,000,000	3,387,900
7.375%, 1/1/2040	15,000,000	14,567,700

		43,655,882

New Hampshire 0.1%
New Hampshire, Senior Care Revenue, Havenwood Heritage Heights, 7.35%, 1/1/2018	2,500,000	2,535,025
New Hampshire, Senior Care Revenue, Higher Education Revenue, Havenwood Heritage Heights, 7.45%, 1/1/2025	4,000,000	4,043,320

		6,578,345

New Jersey 6.8%
Atlantic City, NJ, School District GO, Board of Education, 6.1%, 12/1/2014 (b)	4,500,000	5,289,885
New Jersey, Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc. Project, AMT, 6.4%, 9/15/2023	7,500,000	5,830,050
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023 (b) (d)	5,000,000	5,173,450
New Jersey, Highway Authority Revenue, Garden State Parkway:
ETM, 6.5%, 1/1/2011	3,006,000	3,319,165
Inverse Floater, Series 247, ETM, 9.695%, 1/1/2013* (b)	14,935,000	18,482,361
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	973,240
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	17,470,000	14,832,554
New Jersey, Senior Care Revenue, Economic Development Authority, United Methodist Homes:
5.5%, 7/1/2019	4,000,000	3,785,920
5.75%, 7/1/2029	7,500,000	6,942,900
New Jersey, Special Assessment Revenue, 6.75%, 6/1/2039	35,480,000	31,471,115
New Jersey, State (REV) Lease, Transportation Trust Fund Authority, Inverse Floater, Rites-PA 785, 144A, 10.698%, 9/15/2015* (b)	5,190,000	6,710,203
New Jersey, State Agency (GO) Lease, Transportation Trust Fund Authority, Series A, 5.625%, 6/15/2014	3,555,000	3,988,355
New Jersey, State Agency (GO) Lease, Transportation Trust Fund Authority, Inverse Floater, Residual Certificates, Series 224, 144A, 10.19%, 6/15/2016*	11,000,000	13,578,510
New Jersey, State GO:
5.25%, 7/1/2016	5,000,000	5,456,350
Series H, 5.25%, 7/1/2017	14,665,000	15,978,837
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	28,000,000	22,759,520
New Jersey, Transportation Trust Fund Authority, Transportation System, Series C, 5.5%, 6/15/2023	15,000,000	15,892,800

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  31

	Principal Amount ($)	Value ($)
New Jersey, Transportation/Tolls Revenue:
Series C, 5.5%, 12/15/2015 (b)	5,000,000	5,568,000
Series A, 5.75%, 6/15/2017	8,000,000	8,957,520
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, Prerefunded, 5.875%, 5/1/2014 (b)	5,000,000	5,619,850
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants, Series B, Prerefunded, 5.75%, 9/15/2013 (b)	11,000,000	12,456,290
New Jersey, Transportation/Tolls Revenue, Turnpike Authority:
Inverse Floater Rites-PA 613, 144A, 10.169%, 1/1/2011* (b)	21,170,000	29,254,400
Inverse Floater Rites-PA 614, 144A, 10.178%, 1/1/2016* (b)	3,830,000	5,292,600
New Jersey, Turnpike Authority, Turnpike Revenue:
Series C, Prerefunded, ETM, 6.5%, 1/1/2016 (b)	38,720,000	45,938,570
Series C, 6.5%, 1/1/2016 (b)	10,750,000	12,802,712

		306,355,157

New Mexico 0.3%
Albuquerque, NM, Hospital and Healthcare Revenue, Southwest Community Health Services, Prerefunded, 10.125%, 8/1/2012	3,385,000	4,084,510
Los Alamos County, NM, Electric Revenue, Utility Systems, Series A, 6.1%, 7/1/2010 (b)	4,400,000	4,505,424
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series E2, AMT, 6.8%, 3/1/2031 (b)	5,315,000	5,798,612

		14,388,546

New York 6.5%
Monroe County, NY, Airport Revenue:
Inverse Floater, Rites-PA 585A, AMT, 10.173%, 1/1/2014*	2,005,000	2,416,446
Inverse Floater, Rites-PA 585B, AMT, 10.17%, 7/1/2011*	2,515,000	3,037,668
Inverse Floater, Rites-PA 585C, AMT, 10.424%, 7/1/2012*	1,915,000	2,340,666
Nassau County, NY, Sales & Special Tax Revenue, Interim Finance Authority:
Series A, Prerefunded, 5.75%, 11/15/2015	3,060,000	3,468,418
Series A, Prerefunded, 5.75%, 11/15/2016 (b)	4,250,000	4,817,248
New York, Core City GO, 5.875%, 2/15/2019	13,540,000	14,333,986
New York, Electric Revenue, ETM, Zero Coupon, 6/1/2009 (b)	2,050,000	1,736,186
New York, Higher Education Revenue, 5.75%, 7/1/2013	10,000,000	11,256,700
New York, Higher Education Revenue, Dormitory Authority:
Series B, 5.25%, 5/15/2019 (b)	11,860,000	12,827,539
Series F, Prerefunded, 5.375%, 7/1/2007	465,000	503,730
Series F, 5.375%, 7/1/2007	1,535,000	1,651,951
New York, Higher Education Revenue, Dormitory Authority, City University:
Series A, 5.625%, 7/1/2016 (b)	5,075,000	5,675,677
Series B, 6.0%, 7/1/2014 (b)	7,000,000	8,146,530

The accompanying notes are an integral part of the financial statements.

32  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
New York, Sales & Special Tax Revenue, Thruway Authority, Series A, 5.5%, 3/15/2018	5,000,000	5,409,400
New York, School District GO, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,638,885
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,111,960
New York, Senior Care Revenue, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013 (b)	6,775,000	7,564,220
New York, Series J, Prerefunded, 5.875%, 2/15/2019	2,520,000	2,721,071
New York, State (GO) Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,151,735
New York, State Agency (GO) Lease, Dormitory Authority, City University:
Prerefunded, 5.25%, 5/15/2017 (b)	3,500,000	3,887,450
Series D, ETM, 7.0%, 7/1/2009 (b)	4,000,000	4,378,200
Series C, 7.5%, 7/1/2010 (b)	5,750,000	6,657,235
New York, State Agency (GO) Lease, Metropolitan Transportation Authority, Series A, ETM, 6.0%, 4/1/2020 (b)	5,000,000	5,803,750
New York, State Agency (GO) Lease, Urban Development Authority, Correctional Facilities, Series A, 6.5%, 1/1/2011 (b)	4,500,000	5,258,070
New York, State Agency (GO) Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,005,180
New York, State GO, Tobacco Settlement Financing Corp.:
Series A-1, 5.5%, 6/1/2019	6,850,000	7,251,273
Series R 232, 144A, 9.93%, 6/1/2022 (b)	6,300,000	6,659,667
New York, Transportation/Tolls Revenue, Inverse Floater, Securities Trust Certificates, 144A, 9.5%, 11/15/2017* (b)	7,500,000	8,834,325
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series C, Prerefunded, 7/1/2012, 5.125%, 7/1/2013 (b)	3,470,000	3,820,574
Series C, Prerefunded, 1/1/2012, 5.125%, 7/1/2013 (b)	1,530,000	1,680,001
5.5%, 11/15/2018 (b)	5,000,000	5,423,700
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Building, Prerefunded, 5.625%, 4/1/2012 (b)	5,470,000	6,126,838
New York, Transportation/Tolls Revenue, Transportation Authority:
Series E, 5.5%, 11/15/2020 (b)	3,750,000	4,038,525
Series E, 5.5%, 11/15/2021 (b)	6,000,000	6,435,360
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, ETM, 5.5%, 1/1/2017	5,050,000	5,613,984
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	4,560,000	4,647,734
New York and New Jersey, Port Authority Revenue:
AMT, 6.0%, 7/1/2013	6,555,000	7,044,068
AMT, 6.0%, 7/1/2015	2,500,000	2,682,550
Inverse Floater, AMT, Series II, 10.26%, 10/15/2007* (b)	6,160,000	7,167,776
New York and New Jersey, Port Authority Revenue, Special Obligation, AMT, Series 4, 7.0%, 10/1/2007	1,400,000	1,447,530

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  33

	Principal Amount ($)	Value ($)
New York, NY Series E, ETM, 7.0%, 12/1/2007 (b)	1,385,000	1,523,071
New York, NY, Core City GO:
Series G, Zero Coupon, 8/1/2009 (b)	4,995,000	4,174,222
Series F, 5.25%, 8/1/2016	5,000,000	5,193,100
Series C, 5.375%, 11/15/2017 (b)	5,000,000	5,347,450
Series A, 5.75%, 8/1/2016	6,350,000	6,835,711
Series E, 6.5%, 2/15/2005	7,000,000	7,243,530
Series A, 6.5%, 5/15/2012	7,000,000	7,917,840
Series G, 6.75%, 2/1/2009	2,000,000	2,276,200
New York, NY, Sports, Expo & Entertainment Revenue, Industrial Development Agency, USTA National Tennis Center:
6.5%, 11/15/2010 (b)	3,485,000	3,630,080
6.6%, 11/15/2011 (b)	3,000,000	3,126,690
New York, NY, State GO, Series A, 5.25%, 3/15/2015	2,500,000	2,674,800
New York, NY, Water & Sewer Revenue, Municipal Water Financial Authority, Series A, 5.375%, 6/15/2019	25,000,000	26,505,750
Suffolk County, NY, Water & Sewer Revenue, Industrial Development Agency, 6.0%, 2/1/2007 (b)	8,000,000	8,711,360

		290,833,610

North Carolina 1.3%
Charlotte, NC, Core City GO, 5.5%, 8/1/2018	4,165,000	4,510,612
Charlotte, NC, Water & Sewer Revenue:
5.5%, 6/1/2014	3,105,000	3,438,818
5.5%, 6/1/2017	3,255,000	3,526,695
North Carolina, Electric Revenue, 5.25%, 1/1/2020 (b)	4,000,000	4,169,640
North Carolina, Electric Revenue, Catawba Municipal Power Agency, 6.0%, 1/1/2011 (b)	8,235,000	9,382,629
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018 (b)	8,775,000	10,077,912
Series B, 6.0%, 1/1/2022 (b) (c)	18,775,000	21,514,836

		56,621,142

Ohio 2.7%
Akron, OH, Higher Education Revenue, Prerefunded, 5.75%, 1/1/2013 (b)	2,365,000	2,678,907
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012 (b)	1,000,000	1,146,760
Akron, OH, Water & Sewer Revenue, 5.9%, 12/1/2011 (b)	385,000	420,674
Avon, OH, School District GO, 6.5%, 12/1/2015 (b)	940,000	1,129,504
Batavia, OH, Local School District, Prerefunded, 7.0%, 12/1/2014 (b)	500,000	549,315
Beavercreek, OH, School District GO, Local School District, 6.6%, 12/1/2015 (b)	1,500,000	1,816,995
Big Walnut, OH, School District GO, Local School District, Zero Coupon, 12/1/2012 (b)	420,000	292,568

The accompanying notes are an integral part of the financial statements.

34  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Cincinnati, OH, Higher Education Revenue, General Receipts:
Series T, 5.5%, 6/1/2012	1,280,000	1,428,006
Series A, 5.75%, 6/1/2015 (b)	2,000,000	2,211,080
Series A, 5.75%, 6/1/2016 (b)	1,500,000	1,647,735
Cincinnati, OH, Water & Sewer Revenue:
5.5%, 12/1/2014	1,500,000	1,655,505
5.5%, 12/1/2017	1,000,000	1,078,840
Cleveland, OH, Core City (REV) Lease, Parking Facility Revenue, 6.0%, 9/15/2009 (b)	1,385,000	1,566,518
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011 (b)	1,050,000	1,211,343
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	1,010,760
Cleveland, OH, Water & Sewer Revenue, Series J, 5.375%, 1/1/2016 (b)	2,000,000	2,156,720
Cleveland-Cuyahoga County, OH, Port Authority Revenue, ETM, 6.0%, 3/1/2007	1,830,000	1,955,593
Crawford County, OH, Prerefunded, 6.75%, 12/1/2019 (b)	700,000	733,278
Cuyahoga County, OH, County (GO), 5.65%, 5/15/2018	500,000	561,065
Cuyahoga County, OH, County (GO) Lease, 5.0%, 12/1/2020	1,000,000	1,021,480
Cuyahoga County, OH, Multi Family Housing Revenue, 6.5%, 10/20/2020 (b)	1,000,000	1,034,590
Dublin, OH, School District GO, Zero Coupon, 12/1/2011 (b)	1,095,000	809,096
Fayette County, OH, School District GO, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	105,000	113,576
Finneytown, OH, Other GO, Local School District, 6.2%, 12/1/2017 (b)	320,000	376,291
Franklin County, OH, Hospital & Healthcare Revenue, Presbyterian Services:
5.25%, 7/1/2008	500,000	518,765
5.5%, 7/1/2017	1,000,000	968,240
Franklin County, OH, School District GO, 6.5%, 12/1/2013	500,000	591,495
Green Springs, OH, Senior Care Revenue, Hospital and Healthcare Facilities Revenue, Series A, 7.0%, 5/15/2014	4,635,000	4,278,800
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	4,405,000	3,763,500
Hamilton County, OH, Sales & Special Tax Revenue:
Series B, 5.75%, 12/1/2014 (b)	2,000,000	2,238,520
Series B, 5.75%, 12/1/2015 (b)	4,240,000	4,671,674
Hilliard, OH, School District GO, Series A, Zero Coupon, 12/1/2012 (b)	1,655,000	1,158,715
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012 (b)	1,005,000	704,103
Lakeview, OH, Local School District, Prerefunded, 6.9%, 12/1/2014 (b)	700,000	733,810
Liberty Benton, OH, School District GO, Zero Coupon, 12/1/2014 (b)	570,000	355,811
Liberty, OH, School District GO, Zero Coupon, 12/1/2012 (b)	255,000	178,416
Lorain County, OH, Hospital Revenue, Series A, Prerefunded, 5.9%, 12/15/2008	1,000,000	1,024,320

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  35

	Principal Amount ($)	Value ($)
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	865,000	884,194
Lucas County, OH, Flower Hospital, Prerefunded, 6.125%, 12/1/2013	1,375,000	1,419,137
Lucas County, OH, Hospital & Healthcare Revenue, Presbyterian:
Series A, 6.625%, 7/1/2014	2,000,000	2,088,700
Series A, 6.75%, 7/1/2020	2,000,000	2,059,100
Marion County, OH, Senior Care Revenue, Healthcare Facilities, Church Homes Project:
6.3%, 11/15/2015	3,600,000	3,633,876
6.375%, 11/15/2010	2,844,000	2,889,447
Miami County, OH, Hospital & Healthcare Revenue, Upper Valley Medical Center, Series C, 6.25%, 5/15/2013	1,000,000	1,043,860
Napoleon, OH, Hospital & Healthcare Revenue, Lutheran Orphans Home, 6.875%, 8/1/2023 (b)	370,000	379,424
North Olmstead, OH, Other GO, 6.2%, 12/1/2011 (b)	2,000,000	2,290,480
Ohio, Building Authority, Juvenile Correctional Facility, Series A, Prerefunded, 6.6%, 10/1/2014 (b)	200,000	207,590
Ohio, Higher Education Revenue, Series A, 6.5%, 7/1/2008	2,325,000	2,634,620
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,158,500
Series B, 6.5%, 10/1/2020	2,250,000	2,724,953
Ohio, Higher Education Revenue, General Receipts:
Series A, 6.0%, 12/1/2016	1,000,000	1,121,840
Series A, 6.0%, 12/1/2017	1,060,000	1,189,150
Ohio, Higher Education Revenue, University of Findlay Project, 6.125%, 9/1/2016	400,000	399,612
Ohio, Higher Education Revenue, University of Ohio, General Receipts, 5.75%, 6/1/2016 (b)	1,250,000	1,378,338
Ohio, Higher Education Revenue, Xavier University, 6.0%, 5/15/2011 (b)	240,000	266,333
Ohio, Mortgage Revenue, Single Family Housing Finance Agency:
Prerefunded, 1/15/2013, Zero Coupon, 1/15/2015 (b)	4,360,000	2,433,272
Prerefunded, 7/15/2013, Zero Coupon, 1/15/2015 (b)	3,515,000	2,014,236
Ohio, School District GO, 6.0%, 12/1/2019 (b)	475,000	554,216
Ohio, State (GO) Lease, Higher Education Revenue, Series B, Prerefunded, 5.625%, 5/1/2015	1,000,000	1,122,170
Ohio, State Agency (REV) Lease, Administrative Building Funds Project:
Series A, 5.5%, 10/1/2015 (b)	4,370,000	4,722,571
Series A, 5.5%, 10/1/2016 (b)	3,790,000	4,095,777
Series A, 5.5%, 10/1/2018 (b)	3,695,000	3,993,113
Ohio, State Agency (REV) Lease, Building Authority, Juvenile Correctional Facility, Series A, 5.5%, 4/1/2016	3,665,000	3,947,828
Ohio, State GO, 6.0%, 8/1/2010	1,000,000	1,141,210
Ohio, Transportation/Tolls Revenue, Series A, 5.5%, 2/15/2017 (b)	6,925,000	7,692,359

The accompanying notes are an integral part of the financial statements.

36  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Ohio, Water & Sewer Revenue, Bay Shore Project, AMT, Series A, 5.875%, 9/1/2020	4,150,000	3,820,822
Olentangy, OH, School District GO, Series A, Prerefunded, 5.85%, 12/1/2007	400,000	417,112
Olmsted Falls, OH, City School District, Prerefunded, 6.85%, 12/15/2011 (b)	250,000	262,478
Sandusky County, OH, County GO, Prerefunded, 6.2%, 12/1/2013 (b)	500,000	522,380
South Euclid Lyndhurst, OH, School District GO, 6.4%, 12/1/2018 (b)	535,000	596,980
Springboro, OH, School District GO, Community City School District, 6.0%, 12/1/2011 (b)	500,000	566,420
Summit County, OH, Prerefunded, 6.4%, 12/1/2014 (b)	1,000,000	1,045,560
Toledo, OH, Other GO, Macys Project, Series A, AMT, 6.35%, 12/1/2025 (b)	1,000,000	1,113,780
Toledo, OH, Water & Sewer Revenue, 4.75%, 11/15/2017 (b)	1,000,000	1,018,540
Trumbull County, OH, County GO, Prerefunded, 6.2%, 12/1/2014 (b)	500,000	522,275
Tuscarawas Valley, OH, School District GO, Prerefunded, 6.6%, 12/1/2015 (b)	365,000	398,836
Wayne, OH, School District GO:
6.45%, 12/1/2011 (b)	155,000	183,915
6.6%, 12/1/2016 (b)	200,000	241,786
Willoughby, OH, Senior Care Revenue, Industrial Development Revenue, Series A, 6.875%, 7/1/2016	2,825,000	2,848,222
Wooster, OH, School District GO, Zero Coupon, 12/1/2013 (b)	930,000	615,753

		123,453,133

Oklahoma 1.0%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority:
5.75%, 8/15/2006	1,860,000	1,950,526
6.0%, 8/15/2014	2,695,000	2,731,275
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023 (b)	23,125,000	26,930,450
Tulsa, OK, Hospital & Healthcare Revenue, Industrial Development Authority:
Zero Coupon, 12/1/2004 (b)	5,430,000	5,394,922
Zero Coupon, 12/1/2006 (b)	6,430,000	6,038,349

		43,045,522

Oregon 0.4%
Chemeketa, OR, School District GO, ETM, 5.5%, 6/1/2015 (b)	2,600,000	2,921,100
Oregon, State (GO) Lease, Administrative Services, Series B, 5.375%, 5/1/2015 (b)	7,550,000	8,146,450
Oregon, Transportation/Tolls Revenue:
5.75%, 11/15/2015	1,435,000	1,576,778
5.75%, 11/15/2016	3,140,000	3,450,232

		16,094,560

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  37

	Principal Amount ($)	Value ($)
Pennsylvania 3.5%
Allegheny County, PA, Airport Revenue, AMT:
Inverse Floater, Rites-PA 567A, 144A, 10.109%, 1/1/2010* (b)	3,000,000	3,494,640
Inverse Floater, Rites-PA 567B, 144A, 10.109%, 1/1/2011* (b)	1,500,000	1,757,115
Inverse Floater, Rites-PA 567D, 144A, 10.109%, 1/1/2014* (b)	5,250,000	6,156,255
Inverse Floater, Rites-PA 567C, 144A, 10.118%, 1/1/2013* (b)	3,160,000	3,724,534
Allegheny County, PA, Airport Revenue, Pittsburgh International, Series A, AMT, 5.75%, 1/1/2013 (b)	3,080,000	3,355,137
Allegheny County, PA, Port Authority Revenue:
5.5%, 3/1/2015 (b)	2,000,000	2,170,880
5.5%, 3/1/2016 (b)	1,000,000	1,078,080
5.5%, 3/1/2017 (b)	1,000,000	1,072,600
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital and Medical Center Project, 5.7%, 10/1/2014 (b)	1,000,000	1,122,670
Bucks County, PA, Water and Sewer Authority Revenue, ETM, 6.375%, 12/1/2008	305,000	327,741
Delaware County, PA, Senior Care Revenue, Hospital and Healthcare Revenue, Series A, 6.6%, 7/1/2006	1,000,000	1,025,180
Delaware Valley, PA, Core City GO, Regional Financial Authority, Inverse Floater, Rites-PA 1028, 144A, 10.18%, 1/1/2014*	12,500,000	15,552,000
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	1,032,950
Exter Township, PA, School District GO, Zero Coupon, 5/15/2017 (b)	3,700,000	1,977,872
Indiana County, PA, Pollution Control Revenue, Industrial Development Authority, 5.35%, 11/1/2010 (b)	1,000,000	1,107,170
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	1,000,000	1,054,220
Mckean County, PA, Hospital & Healthcare Revenue, Bradford Hospital Project, 5.95%, 10/1/2008 (b)	2,800,000	2,874,760
Montgomery County, PA, Senior Care Revenue, Industrial Development Authority, Retirement-Life Communities, 5.25%, 11/15/2028	3,500,000	3,142,720
New Castle, PA, Hospital & Healthcare Revenue, Area Hospital Authority, Jameson Memorial Hospital, 6.0%, 7/1/2010 (b)	845,000	953,785
Pennsylvania, Core City GO, Regional Finance Authority Local Government, 5.75%, 7/1/2032	28,000,000	30,691,080
Pennsylvania, Higher Education Revenue, Ursinus College, Prerefunded:
5.85%, 1/1/2017	1,475,000	1,626,468
5.9%, 1/1/2027	3,400,000	3,753,396
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	7,340,000	7,628,168

The accompanying notes are an integral part of the financial statements.

38  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority:
Series A, ETM, 6.0%, 9/1/2019 (b)	2,200,000	2,549,074
Series A, 6.7%, 9/1/2014	3,750,000	3,865,050
Series A, 6.75%, 9/1/2019	8,775,000	9,035,881
Pennsylvania, Sales & Special Tax Revenue, Intergovernmental Cooperative Authority:
Inverse Floater, 144A, 9.1%, 6/15/2014* (b)	2,500,000	2,892,600
Inverse Floater, 144A, 9.1%, 6/15/2015* (b)	2,250,000	2,515,230
Inverse Floater, 144A, 9.12%, 6/15/2013*	2,225,000	2,579,131
Pennsylvania, State Agency (REV) Lease, Industrial Development Authority, Economic Development, 5.8%, 7/1/2008 (b)	4,875,000	5,402,914
Pennsylvania, State GO:
6.25%, 7/1/2010	1,000,000	1,152,620
Inverse Floater, 144A, 18.62%, 5/1/2019*	5,000,000	6,707,200
Pennsylvania, Transportation/Tolls Revenue, 5.25%, 7/1/2019	2,000,000	2,070,800
Pennsylvania, Transportation/Tolls Revenue, Community Turnpike, Series S, 5.625%, 6/1/2014	3,750,000	4,174,875
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014 (b)	1,750,000	1,921,937
Philadelphia, PA, Industrial Development Revenue, Industrial Development Authority, Series A, 6.5%, 10/1/2027	1,000,000	1,008,480
Philadelphia, PA, Water & Sewer Revenue, 6.25%, 8/1/2010 (b)	1,000,000	1,151,410
Pittsburgh, PA, Core City GO, Series A, 5.5%, 9/1/2014 (b)	1,500,000	1,647,675
Pittsburgh, PA, Water and Sewer System, ETM, 7.25%, 9/1/2014 (b)	150,000	178,287
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011 (b)	7,300,000	8,099,569
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017 (b)	6,230,000	3,281,839

		156,913,993

Puerto Rico 0.9%
Puerto Rico, Electric Revenue:
5.375%, 7/1/2018 (b)	8,710,000	9,531,963
Series S, 6.125%, 7/1/2009 (b)	2,000,000	2,279,340
Puerto Rico, Sales & Special Tax Revenue:
Inverse Floater Rites PA 994RC, 144A, 9.738%, 7/1/2007* (b)	3,000,000	3,652,920
Inverse Floater Rites PA 944RA, 144A, 9.738%, 7/1/2015* (b)	3,720,000	4,593,456
Inverse Floater Rites PA 993R, 144A, 9.74%, 7/1/2019*	11,325,000	13,984,110
Inverse Floater Rites PA 620A, 144A, 10.718%, 7/1/2013* (b)	2,500,000	3,336,675
Puerto Rico, State Agency (GO) Lease, Municipal Finance Agency, Series A, Prerefunded, 6.0%, 7/1/2014 (b)	250,000	254,830
Puerto Rico, State GO, Public Building Authority, Series A, ETM, 6.25%, 7/1/2013 (b)	1,000,000	1,183,860

		38,817,154

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  39

	Principal Amount ($)	Value ($)
Rhode Island 1.0%
Rhode Island, Economic Protection Corp., Special Obligation:
Series B, ETM, 5.8%, 8/1/2011 (b)	1,025,000	1,161,981
Series B, ETM, 5.8%, 8/1/2012 (b)	2,500,000	2,858,575
Series B, ETM, 5.8%, 8/1/2013 (b)	7,340,000	8,398,061
Rhode Island, Project Revenue, Convention Center Authority:
Series B, 5.0%, 5/15/2010 (b)	5,000,000	5,419,250
Series B, 5.25%, 5/15/2015 (b)	22,000,000	23,958,000
Rhode Island, Water & Sewer Revenue, Clean Water Protection Agency, Revolving Fund, Series A, 5.4%, 10/1/2015 (b)	2,000,000	2,202,520

		43,998,387

South Carolina 0.8%
Charleston County, SC, County (GO) Lease:
Series B, 6.875%, 6/1/2014 (b)	240,000	244,915
Series B, 7.0%, 6/1/2019 (b)	115,000	117,357
Lexington County, SC, Hospital & Heatlhcare Revenue, 5.5%, 11/1/2032	4,515,000	4,466,780
Piedmont, SC, Electric Revenue, Municipal Power Agency:
ETM, 5.5%, 1/1/2012 (b)	2,190,000	2,464,955
5.5%, 1/1/2012 (b)	2,810,000	3,109,686
Series A, ETM, 6.5%, 1/1/2016 (b)	430,000	517,152
South Carolina, Electric Revenue, Municipal Power Agency, 6.75%, 1/1/2019 (b)	3,525,000	4,287,986
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	7,740,000	8,304,556
Series A, Prerefunded, 7.375%, 12/15/2021	4,500,000	5,525,055
South Carolina, Transportation/Tolls Revenue, Transportation Infrastructure, Series A, 5.5%, 10/1/2018 (b)	5,300,000	5,734,600

		34,773,042

Tennessee 1.5%
Knox County, TN, Hospital & Healthcare Revenue, Inverse Floater, Rites-PA 750, 10.188%, 1/1/2012* (b)	8,940,000	11,151,041
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2011 (b)	15,405,000	17,251,135
5.75%, 1/1/2014 (b)	2,000,000	2,243,440
6.25%, 1/1/2013 (b)	4,000,000	4,625,160
7.25%, 1/1/2009 (b)	3,750,000	4,372,687
Memphis, Tennessee, Electric System Revenue, Sub-Series A, 5.0%, 12/1/2018 (b)	22,700,000	23,454,775
Shelby County, TN, County GO, Zero Coupon, 8/1/2014	4,965,000	3,131,922

		66,230,160

The accompanying notes are an integral part of the financial statements.

40  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Texas 9.0%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Series A, 5.875%, 11/15/2018	3,250,000	3,166,605
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	21,775,000	10,818,255
Austin, TX, School District GO, Independent School District, 5.0%, 8/1/2015 (b)	2,000,000	2,123,980
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012 (b)	13,520,000	9,358,544
Boerne, TX, School District (GO) Lease, Independent School District:
Zero Coupon, 2/1/2014 (b)	2,785,000	1,773,377
Zero Coupon, 2/1/2016 (b)	3,285,000	1,851,886
Brownsville, TX, Electric Revenue, Utility Systems, 6.25%, 9/1/2010 (b)	4,085,000	4,690,928
Cedar Hill, TX, School District GO:
Zero Coupon, 8/15/2009 (b)	1,500,000	1,221,300
Zero Coupon, 8/15/2010 (b)	3,130,000	2,441,369
Cypress and Fairbanks, TX, School District (GO) Lease, Cypress-Fairbanks Texas Independent School District, Series A, Zero Coupon, 2/15/2014 (b)	6,000,000	3,824,520
Cypress and Fairbanks, TX, School District GO, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2012 (b)	5,750,000	4,123,843
Series A, Zero Coupon, 2/15/2013 (b)	8,840,000	5,981,144
Dallas Fort-Worth, TX, Airport Revenue, AMT, 5.75%, 11/1/2013 (b)	4,285,000	4,657,195
Dallas, TX, Airport Revenue, International Airport, Inverse Floater, Series 350, AMT, 9.635%, 5/1/2011* (b)	17,875,000	19,498,944
Dallas, TX, Core City GO, Inverse Floater:
Series PA-1136, 144A, 9.05%, 2/15/2018* (b)	3,915,000	4,330,460
Series PA-1136, 144A, 9.05%, 2/15/2019* (b)	4,110,000	4,498,477
Series PA-1136, 144A, 9.05%, 2/15/2020* (b)	5,125,000	5,549,555
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016 (b)	1,905,000	533,514
Dallas-Fort Worth, TX, Airport Revenue:
Series A, 7.375%, 11/1/2008 (b)	4,500,000	4,614,975
Series A, 7.375%, 11/1/2009 (b)	4,500,000	4,614,975
Series A, 7.375%, 11/1/2010 (b)	3,500,000	3,589,425
Series A, 7.8%, 11/1/2005 (b)	2,000,000	2,051,840
Series A, 7.8%, 11/1/2006 (b)	2,025,000	2,077,488
Series A, 7.8%, 11/1/2007 (b)	2,390,000	2,451,949
Galveston County, TX, County GO, 5.5%, 2/1/2014 (b)	1,675,000	1,837,458
Galveston County, TX, County GO, Justice Center and Public Safety Building, 5.5%, 2/1/2014 (b)	2,235,000	2,451,773
Georgetown, TX, Higher Education Revenue, Southwestern University Project, 6.25%, 2/15/2009	840,000	843,150
Grapevine-Colleyville, TX, School District GO, Zero Coupon, 8/15/2010 (b)	2,160,000	1,687,759

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  41

	Principal Amount ($)	Value ($)
Harris County, TX, County GO:
Series A, Zero Coupon, 8/15/2005 (b)	4,025,000	3,945,587
Zero Coupon, 10/1/2017 (b)	3,910,000	2,015,253
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Medical Center Project:	2,965,000	3,342,178
6.25%, 5/15/2009 (b)
6.25%, 5/15/2010 (b)	3,000,000	3,413,040
Harris County, TX, School District GO, Series A, Zero Coupon, 8/15/2004 (b)	2,050,000	2,044,403
Harris County, TX, Transportation/Tolls Revenue:
Series A, Zero Coupon, 8/15/2004 (b)	4,050,000	4,038,944
6.0%, 8/1/2010 (b)	18,415,000	20,960,505
Hidalgo County, TX, Hospital & Healthcare Revenue, Health Services Mission Hospital, 6.875%, 8/15/2026	2,880,000	2,898,691
Houston, TX, Airport Revenue:
AMT, Series A, 5.875%, 7/1/2013 (b)	6,000,000	6,548,760
AMT, Series A, 5.875%, 7/1/2015 (b)	9,505,000	10,344,481
AMT, Series A, 6.0%, 7/1/2014 (b)	5,030,000	5,522,739
Houston, TX, Airport Revenue, Continental Airlines Project, AMT, Series C, 5.7%, 7/15/2029	2,000,000	1,343,800
Houston, TX, School District GO, Series A, Zero Coupon, 2/15/2015 (b)	26,000,000	15,178,540
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	3,100,000	2,417,287
Houston, TX, Utility Systems Revenue:
Series A, 5.25%, 5/15/2020 (b)	8,000,000	8,382,400
Series A, 5.25%, 5/15/2021 (b)	10,000,000	10,421,300
Houston, TX, Water & Sewer Revenue:
Series C, Zero Coupon, 12/1/2005 (b)	15,000,000	14,588,850
Series C, Zero Coupon, 12/1/2009 (b)	14,750,000	11,987,767
Series C, Zero Coupon, 12/1/2010 (b)	5,000,000	3,863,150
Series C, Zero Coupon, 12/1/2012 (b)	4,350,000	3,004,763
Series A, 5.5%, 12/1/2016 (b)	10,000,000	10,796,300
Prerefunded, 5.75%, 12/1/2015 (b)	5,000,000	5,715,250
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	4,500,000	5,143,725
Laredo, TX, School District GO, Independent School District, Prerefunded, 6.0%, 8/1/2011 (b)	2,465,000	2,788,876
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
Series B, ETM, 5.6%, 12/1/2007 (b)	2,415,000	2,648,869
Series B, ETM, 5.625%, 12/1/2008 (b)	4,400,000	4,881,888
Series B, ETM, 5.625%, 12/1/2009 (b)	4,640,000	5,183,761
Montgomery County, TX:
Prerefunded, ETM, Zero Coupon, 9/1/2004 (b)	795,000	792,400
Prerefunded, ETM, Zero Coupon, 9/1/2005 (b)	685,000	670,663
Montgomery County, TX, County (GO) Lease:
Zero Coupon, 9/1/2004 (b)	2,680,000	2,671,156
Zero Coupon, 9/1/2005 (b)	2,790,000	2,731,940

The accompanying notes are an integral part of the financial statements.

42  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Northeast, TX, Hospital & Healthcare Revenue, Northeast Medical Center, 6.0%, 5/15/2010 (b)	2,180,000	2,452,435
Northside, TX, School District GO, 5.5%, 2/15/2014 (b)	2,685,000	2,946,251
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp.:
6.0%, 5/15/2011 (b)	4,615,000	5,118,774
6.0%, 5/15/2021 (b)	6,235,000	7,038,130
Texas, Electric Revenue:
ETM, Zero Coupon, 9/1/2017 (b)	110,000	57,896
Zero Coupon, 9/1/2017 (b)	5,890,000	3,049,194
Texas, Electric Revenue, Municipal Power Agency:
Zero Coupon, 9/1/2016 (b)	18,335,000	10,080,583
6.1%, 9/1/2007 (b)	9,250,000	10,233,645
Texas, Multi Family Housing Revenue, Department Housing & Community Affairs, Series A, Prerefunded, 6.4%, 1/1/2027	3,350,000	3,738,165
Texas, Municipal Power Agency:
ETM, Zero Coupon, 9/1/2016 (b)	340,000	189,635
ETM, 6.1%, 9/1/2009 (b)	4,435,000	5,043,704
Texas, Other GO, 7.0%, 9/15/2012	7,524,900	7,713,775
Texas, School District GO, Community College District:
5.5%, 8/15/2014 (b)	3,145,000	3,464,217
5.5%, 8/15/2015 (b)	3,435,000	3,746,005
5.5%, 8/15/2017 (b)	4,060,000	4,390,931
Texas, State Agency (GO) Lease, Public Finance Authority, Series B, 6.25%, 2/1/2008 (b)	5,190,000	5,789,393
Texas, Water & Sewer Revenue, Trinity River Authority:
5.5%, 2/1/2019 (b)	1,000,000	1,069,990
5.5%, 2/1/2022 (b)	4,725,000	5,000,042
Texas, Water & Sewer Revenue, Water Development Board Revenue, Series A, 5.625%, 7/15/2015	1,000,000	1,082,440
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp.:
Series A, 5.75%, 11/15/2011 (b)	3,440,000	3,799,514
Series A, Prerefunded, 6.25%, 11/15/2016 (b)	13,770,000	15,889,479
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (b)	2,780,000	3,207,897
Waxahachie, TX, School District GO, Independent School District:
Zero Coupon, 8/15/2012	4,120,000	2,884,206
Zero Coupon, 8/15/2013	2,060,000	1,359,332

		406,297,587

Utah 0.6%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015 (b)	1,570,000	2,140,774
Salt Lake City, UT, Core City GO, 5.75%, 6/15/2014	25,000	27,910
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	1,500,000	1,715,415

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  43

	Principal Amount ($)	Value ($)
Utah, Electric Revenue, Associated Municipal Power System:
Zero Coupon, 7/1/2004 (b)	5,895,000	5,888,103
Zero Coupon, 7/1/2005 (b)	5,900,000	5,800,113
Zero Coupon, 7/1/2006 (b)	5,895,000	5,617,345
Zero Coupon, 7/1/2007 (b)	3,750,000	3,427,500
Utah, Electric Revenue, Intermountain Power Agency:
Series A, ETM, Zero Coupon, 7/1/2004 (b)	1,095,000	1,093,741
Series A, Zero Coupon, 7/1/2004 (b)	635,000	634,257
Series A, ETM, 5.0%, 7/1/2012 (b)	540,000	541,528
West Valley City, UT, Excise Tax Revenue, ETM, 10.625%, 7/1/2004 (b)	160,000	161,350

		27,048,036

Vermont 0.2%
Burlington, VT, Electric Revenue:
5.375%, 7/1/2013 (b)	4,800,000	5,281,824
5.375%, 7/1/2014 (b)	5,055,000	5,529,058

		10,810,882

Virgin Islands 0.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	900,000	1,003,230

Virginia 0.8%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,090,980
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Finance Authority, Series A, 7.5%, 10/1/2029	7,100,000	7,525,432
Richmond, VA, Core City GO, Public Improvement, 5.375%, 7/15/2015 (b)	2,285,000	2,482,767
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, 6.125%, 7/1/2017 (b)	5,500,000	6,329,510
Virginia, Resource Recovery Revenue, Public Service Authority Refunding, Series A, 5.25%, 7/1/2010 (b)	7,380,000	8,108,258
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018 (b)	3,000,000	3,175,920
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015 (b)	5,700,000	6,243,780

		35,956,647

Washington 3.3%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014 (b)	12,685,000	7,929,393
Clark County, WA, Electric Revenue, Public Utilities District No. 001 Generating Systems, ETM, 6.0%, 1/1/2008 (b)	2,200,000	2,427,414
Clark County, WA, School District GO, Zero Coupon, 12/1/2017 (b)	6,725,000	3,424,034
Clark County, WA, School District GO, No. 98 Hockinson, 6.125%, 12/1/2011 (b)	3,190,000	3,641,130

The accompanying notes are an integral part of the financial statements.

44  |  Scudder Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
King and Snohomish Counties, WA, School District GO, No. 417 Northshore, 5.6%, 12/1/2010 (b)	1,650,000	1,844,618
King County, WA, County GO, Series B, Prerefunded, 6.625%, 12/1/2015	8,835,000	10,159,101
King County, WA, County GO, Prerefunded, 6.625%, 12/1/2015	1,010,000	1,161,369
Port Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2014 (b)	4,000,000	4,464,480
Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2012 (b)	1,765,000	1,963,898
Skagit County, WA, School District GO, District No.100 Burlington Edison, 5.625%, 12/1/2015 (b)	4,925,000	5,347,270
Snohomish County, WA, School District GO, 5.75%, 12/1/2011 (b)	3,485,000	3,953,035
Snohomish County, WA, School District GO, School District No. 006 Mukilteo, 6.5%, 12/1/2007 (b)	3,325,000	3,739,395
Spokane County, WA, School District GO, Series B, Zero Coupon, 12/1/2014 (b)	2,500,000	1,531,200
Washington, Electric Revenue, Series A, 5.5%, 7/1/2017 (b)	11,200,000	11,993,520
Washington, Electric Revenue, Public Power Supply Nuclear Project #2, 5.7%, 7/1/2008 (b)	1,270,000	1,401,839
Washington, Electric Revenue, Public Power Supply System, Series A, 6.0%, 7/1/2007 (b)	7,000,000	7,692,580
Washington, Electric Revenue, Public Power Supply System Nuclear Project # 2:
ETM, 5.7%, 7/1/2008	3,730,000	4,130,863
Series B, ETM, 7.25%, 7/1/2006	6,585,000	7,277,413
7.25%, 7/1/2006	415,000	457,674
Washington, Electric Revenue, Public Power Supply Systems:
Series A, Zero Coupon, 7/1/2004	3,625,000	3,620,541
Series A, Zero Coupon, 7/1/2005	4,125,000	4,049,925
Series A, Zero Coupon, 7/1/2006	1,380,000	1,313,098
Series B, Zero Coupon, 7/1/2006 (b)	5,555,000	5,288,971
Zero Coupon, 7/1/2007 (b)	4,375,000	3,993,850
Series A, Zero Coupon, 7/1/2011 (b)	4,200,000	3,153,948
Series A, Zero Coupon, 7/1/2010	5,860,000	4,592,833
Series B, 7.25%, 7/1/2009 (b)	12,350,000	13,930,306
Washington, Hospital & Healthcare Revenue, Health Care Facilities Authority:
5.75%, 11/1/2007 (b)	7,350,000	8,067,875
5.8%, 11/1/2008 (b)	4,865,000	5,401,561
5.8%, 11/1/2009 (b)	4,595,000	5,122,092
5.8%, 11/1/2010 (b)	2,100,000	2,361,681
Washington, State GO, Series 5, Zero Coupon, 1/1/2017 (b)	4,535,000	2,423,141

		147,860,048

West Virginia 0.1%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	590,000	637,129

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  45

	Principal Amount ($)	Value ($)
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	2,410,000	2,876,673

		3,513,802

Wisconsin 2.2%
Milwaukee County, WI Series A, ETM, Zero Coupon, 12/1/2011 (b)	220,000	162,056
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	21,800,000	20,775,836
6.875%, 4/15/2030	14,000,000	14,981,820
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority:
Series B, 5.625%, 2/15/2029	9,725,000	9,311,493
5.75%, 11/15/2006 (b)	2,000,000	2,165,140
6.0%, 11/15/2008 (b)	4,085,000	4,569,849
Wisconsin, Hospital & Healthcare Revenue, Health and Education Facilities Authority:
5.75%, 11/15/2007 (b)	1,500,000	1,647,690
6.0%, 11/15/2009 (b)	4,330,000	4,868,609
6.1%, 8/15/2008 (b)	4,580,000	5,124,562
6.1%, 8/15/2009 (b)	2,000,000	2,254,480
Series B, ETM, 6.25%, 1/1/2022 (b)	5,130,000	5,849,534
Series C, 6.25%, 1/1/2022 (b)	8,965,000	10,340,051
Series AA, 6.4%, 6/1/2008 (b)	2,335,000	2,628,206
Series AA, 6.45%, 6/1/2009 (b)	2,485,000	2,834,391
Series AA, 6.45%, 6/1/2010 (b)	2,650,000	3,055,556
Series AA, 6.5%, 6/1/2011 (b)	2,820,000	3,307,127
Series AA, 6.5%, 6/1/2012 (b)	3,000,000	3,524,190

		97,400,590

Total Investment Portfolio — 100.0% (Cost $4,193,617,885) (a)		4,490,917,296

*	Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities. These securities, amounting to $354,890,857, aggregating 7.8% of net assets, are shown at their current rate as of May 31, 2004.

(a)	The cost for federal income tax purposes was $4,188,499,336. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $302,417,960. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $334,564,143 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,146,183.

The accompanying notes are an integral part of the financial statements.

46  |  Scudder Managed Municipal Bond Fund

(b) Bond is insured by one of these companies:

Insurance Coverage		As a% of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	13.6
PSF	Permanent School Fund	1.1
FGIC	Financial Guaranty Insurance Company	10.9
FSA	Financial Security Assurance	9.3
MBIA	Municipal Bond Investors Assurance	29.1
GNMA	Government National Mortgage Association	0.2

(c)	At May 31, 2004, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

(d)	When issued or forward delivery security (see Notes to Financial Statements)

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

At May 31, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Appreciation (Depreciation) ($)
10 Year Interest Rate Swap	6/14/2004	408	45,442,684	43,452,000	1,990,684
10 Year CBT Treasury Note	6/21/2004	2,826	321,263,919	310,506,750	10,757,169

Total net unrealized appreciation					12,747,853

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  47

At May 31, 2004, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
6/2/2004 6/2/2014	40,000,000	†††	Fixed — 5.069%	Floating — LIBOR	204,000
6/8/2004 6/8/2014	20,000,000	†††	Fixed — 5.04%	Floating — LIBOR	168,000
6/9/2004 6/9/2014	40,000,000	††††	Fixed — 4.893%	Floating — LIBOR	804,000
6/10/2004 6/10/2014	77,500,000	††††	Fixed — 4.89%	Floating — LIBOR	1,588,750
6/16/2004 6/16/2014	40,000,000	††††	Fixed — 4.863%	Floating — LIBOR	936,000
6/16/2004 6/16/2014	40,000,000	††††	Fixed — 4.868%	Floating — LIBOR	912,000
7/29/2004 7/29/2014	29,000,000	†††	Fixed — 4.882%	Floating — LIBOR	783,000
8/19/2004 8/19/2014	64,000,000	†††	Fixed — 4.722%	Floating — LIBOR	2,707,200
8/24/2004 8/24/2014	64,000,000	††††	Fixed — 4.744%	Floating — LIBOR	2,636,800
10/12/2004 10/12/2016	74,000,000	††††	Fixed — 4.058%	Floating — BMA	1,450,400
10/13/2004 10/13/2016	85,000,000	††	Fixed — 4.051%	Floating — BMA	1,589,500
10/14/2004 10/14/2016	74,000,000	†	Fixed — 4.132%	Floating — BMA	821,400
11/4/2004 11/4/2016	26,000,000	†††	Fixed — 5.557%	Floating — LIBOR	(65,000)
11/16/2004 11/16/2016	27,000,000	†††	Fixed — 5.739%	Floating — LIBOR	(467,100)
11/23/2004 11/23/2016	51,000,000	†††	Fixed — 5.669%	Floating — LIBOR	(525,300)

Total net unrealized appreciation					13,543,650

Counterparties:

†	Merrill Lynch Capital Services, Inc.

††	J.P. Morgan Chase Bank

†††	Lehman Brothers, Inc.

††††	Goldman, Sachs & Co.

LIBOR:	Represents the London InterBank Offered Rate

BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

48  |  Scudder Managed Municipal Bond Fund

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004

Assets
Investments in securities, at value (cost $ 4,193,617,885)	$4,490,917,296
Receivable for investments sold	636,462
Interest receivable	72,125,676
Receivable for Fund shares sold	2,358,538
Receivable for daily variation margin on open futures contracts	1,661,156
Net unrealized appreciation on interest rate swaps	13,543,650
Due from Advisor	27,444

Total assets	4,581,270,222

Liabilities
Due to custodian bank	80,637
Payable for investments purchased	35,109,944
Payable for when-issued and forward delivery securities	5,159,500
Dividends payable	3,681,182
Payable for Fund shares redeemed	4,635,098
Accrued management fee	1,543,753
Other accrued expenses and payables	997,894

Total liabilities	51,208,008

Net assets, at value	$4,530,062,214

Net Assets
Net assets consist of:
Undistributed net investment income	2,630,505
Net unrealized appreciation (depreciation) on:
Investments	297,299,411
Interest rate swaps	13,543,650
Futures	12,747,853
Accumulated net realized gain (loss)	(34,421,797)
Paid-in capital	4,238,262,592

Net assets, at value	$4,530,062,214

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  49

Statement of Assets and Liabilities as of May 31, 2004 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($2,183,156,315 ÷ 241,559,139 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.04
Maximum offering price per share (100 ÷ 95.5 of $9.04)	$9.47
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($47,146,708 ÷ 5,216,109 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.04
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,590,767 ÷ 2,720,591 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.04
Class AARP
Net Asset Value, offering and redemption price per share ($1,476,749,803 ÷ 163,194,096 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.05
Class S
Net Asset Value, offering and redemption price per share ($798,407,777 ÷ 88,196,301 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.05
Institutional Class
Net Asset Value, offering and redemption price per share ($10,844 ÷ 1,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.05

The accompanying notes are an integral part of the financial statements.

50  |  Scudder Managed Municipal Bond Fund

Statement of Operations for the year ended May 31, 2004

Investment Income
Income:
Interest	$254,641,867
Expenses:
Management fee	19,504,328
Administrative fee	4,993,798
Distribution service fees	6,288,723
Trustees’ fees and expenses	129,145
Other*	907,693
Total expenses, before expense reductions	31,823,687
Expense reductions	(62,156)

Total expenses, after expense reductions	31,761,531

Net investment income	222,880,336

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	27,375,486
Interest rate swaps	26,828,480
Forward commitments	(1,068,500)
Futures	(11,674,874)

41,460,592

Net unrealized appreciation (depreciation) during the period on:
Investments	(332,017,433)
Other receivable	(192,000)
Interest rate swaps	45,303,550
Forward commitments	(920,000)
Futures	14,776,695
(273,049,188)

Net gain (loss) on investment transactions	(231,588,596)

Net increase (decrease) in net assets resulting from operations	$(8,708,260)

*	Included herein are amounts representing two months of operating expenses previously covered by the Administrative Agreement (see Note C of Notes to Financial Statements) including services to shareholders, custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

Scudder Managed Municipal Bond Fund  |  51

Statement of Changes in Net Assets

	Years Ended May 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$222,880,336	$231,692,645
Net realized gain (loss) on investment transactions	41,460,592	(32,019,137)
Net unrealized appreciation (depreciation) on investment transactions during the period	(273,049,188)	241,473,776
Net increase (decrease) in net assets resulting from operations	(8,708,260)	441,147,284
Distributions to shareholders from:
Net investment income:
Class A	(108,020,716)	(110,681,529)
Class B	(2,212,792)	(2,520,955)
Class C	(954,543)	(738,305)
Class AARP	(74,381,714)	(72,930,391)
Class S	(38,467,931)	(38,928,143)
Institutional Class	(399)	(37)
Net realized gains:
Class A	—	(6,806,010)
Class B	—	(191,902)
Class C	—	(57,807)
Class AARP	—	(4,319,833)
Class S	—	(2,310,818)
Institutional Class	—	(3)
Fund share transactions:
Proceeds from shares sold	290,687,353	414,170,246
Reinvestment of distributions	138,120,196	146,758,004
Cost of shares redeemed	(633,333,522)	(603,772,438)
Net increase (decrease) in net assets from Fund share transactions	(204,525,973)	(42,844,188)
Increase (decrease) in net assets	(437,272,328)	158,817,363
Net assets at beginning of period	4,967,334,542	4,808,517,179

Net assets at end of period (including undistributed net investment income of $2,630,505 and $4,290,531, respectively)	$4,530,062,214	$4,967,334,542

The accompanying notes are an integral part of the financial statements.

52  |  Scudder Managed Municipal Bond Fund

Financial Highlights

Class A

Years Ended May 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.12	$9.00

Income from investment operations:
Net investment income	.43	.42	.42
Net realized and unrealized gain (loss) on investment transactions	(.46)	.41	.12

Total from investment operations	(.03)	.83	.54

Less distributions from:
Net investment income	(.43)	(.42)	(.42)
Net realized gain on investment transactions	—	(.03)	—

Total distributions	(.43)	(.45)	(.42)

Net asset value, end of period	$9.04	$9.50	$9.12

Total Return (%)[b]	(.31)	9.41	5.94	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,183	2,454	2,416
Ratio of expenses (%)	.75	.75	.77	*
Ratio of net investment income (%)	4.61	4.66	4.74	*
Portfolio turnover rate (%)	24	22	33

[a]	For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

Scudder Managed Municipal Bond Fund  |  53

Class B

Years Ended May 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.11	$9.00

Income from investment operations:
Net investment income	.36	.35	.35
Net realized and unrealized gain (loss) on investment transactions	(.46)	.42	.11

Total from investment operations	(.10)	.77	.46

Less distributions from:
Net investment income	(.36)	(.35)	(.35)
Net realized gain on investment transactions	—	(.03)	—

Total distributions	(.36)	(.38)	(.35)

Net asset value, end of period	$9.04	$9.50	$9.11

Total Return (%)[b]	(1.07)	8.52	5.15	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	66	65
Ratio of expenses (%)	1.52	1.53	1.58	*
Ratio of net investment income (%)	3.84	3.88	3.93	*
Portfolio turnover rate (%)	24	22	33

[a]	For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

54  |  Scudder Managed Municipal Bond Fund

Class C

Years Ended May 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.11	$9.00

Income from investment operations:
Net investment income	.36	.35	.34
Net realized and unrealized gain (loss) on investment transactions	(.46)	.42	.11

Total from investment operations	(.10)	.77	.45

Less distributions from:
Net investment income	(.36)	(.35)	(.34)
Net realized gain on investment transactions	—	(.03)	—
Total distributions	(.36)	(.38)	(.34)

Net asset value, end of period	$9.04	$9.50	$9.11

Total Return (%)[b]	(1.09)	8.52	5.11	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	24	14
Ratio of expenses (%)	1.54	1.56	1.59	*
Ratio of net investment income (%)	3.82	3.85	3.92	*
Portfolio turnover rate (%)	24	22	33

[a]	For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

Scudder Managed Municipal Bond Fund  |  55

Class AARP

Years Ended May 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.12	$8.95	$8.69

Income from investment operations:
Net investment income	.45	.44	.45	.37
Net realized and unrealized gain (loss) on investment transactions	(.45)	.41	.17	.26

Total from investment operations	—	.85	.62	.63

Less distributions from:
Net investment income	(.45)	(.44)	(.45)	(.37)
Net realized gain on investment transactions	—	(.03)	—	—

Total distributions	(.45)	(.47)	(.45)	(.37)

Net asset value, end of period	$9.05	$9.50	$9.12	$8.95

Total Return (%)	(.01)	9.61	6.92	7.35	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,477	1,585	1,502	1,470
Ratio of expenses (%)	.56	.56	.57	.64[c]	*
Ratio of net investment income (%)	4.80	4.85	4.92	4.92	*
Portfolio turnover rate (%)	24	22	33	11

[a]	As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002, was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.88% to 4.92%. Per share data and ratios for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

[b]	For the period from July 31, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[c]	The ratio of operating expenses includes a one-time reduction in connection with a fund complex reorganization. The ratio without this reduction was .65%.

*	Annualized

**	Not annualized

56  |  Scudder Managed Municipal Bond Fund

Class S

Years Ended May 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.12	$8.95	$8.43	$8.98

Income from investment operations:
Net investment income	.45	.44	.45	.44	.46
Net realized and unrealized gain (loss) on investment transactions	(.45)	.41	.17	.52	(.51)

Total from investment operations	—	.85	.62	.96	(.05)

Less distributions from:
Net investment income	(.45)	(.44)	(.45)	(.44)	(.46)
Net realized gains on investment transactions	—	(.03)	—	—	(.04)
Total distributions	(.45)	(.47)	(.45)	(.44)	(.50)

Net asset value, end of period	$9.05	$9.50	$9.12	$8.95	$8.43

Total Return (%)	(.01)[b]	9.49	7.04	11.55	(.62)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	798	837	812	814	664
Ratio of expenses before expense reductions (%)	.56	.56	.57	.65	.66[c]
Ratio of expenses after expense reductions (%)	.55	.56	.57	.65	.65[c]
Ratio of net investment income (%)	4.81	4.85	4.92	4.96	5.27
Portfolio turnover rate (%)	24	22	33	11	47

[a]	As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002, was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.88% to 4.92%. Per share data and ratios for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .65% and .64%, respectively.

Scudder Managed Municipal Bond Fund  |  57

Institutional Class

Years Ended May 31,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$9.50	$9.33

Income from investment operations:
Net investment income	.44	.31
Net realized and unrealized gain (loss) on investment transactions	(.45)	.20

Total from investment operations	(.01)	.51

Less distributions from:
Net investment income	(.44)	(.31)
Net realized gain on investment transactions	—	(.03)
Total distributions	(.44)	(.34)

Net asset value, end of period	$9.05	$9.50

Total Return (%)	(.06)[b]	5.94	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01	.001
Ratio of expenses, before expense reductions (%)	.66	.54	*
Ratio of expenses, after expense reductions (%)	.54	.54	*
Ratio of net investment income (%)	4.82	4.74	*
Portfolio turnover rate (%)	24	22

[a]	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to May 31, 2003.

[b]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

58  |  Scudder Managed Municipal Bond Fund

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Managed Municipal Bond Fund (the “Fund”) is a diversified series of Scudder Municipal Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable,

Scudder Managed Municipal Bond Fund  |  59

obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Commitment Agreements. A Municipal Market Data (“MMD”) forward commitment agreement is a commitment to pay or receive at the termination date the spread between a fixed rate and a spot rate on the MMD AAA yield curve. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their agreement and from unanticipated changes in the interest rates on which the agreement is based. The Fund also bears the risk of limited liquidity prior to the termination. MMD forward commitments are valued daily and the change in value is recorded by the Fund as unrealized appreciation or depreciation on forward commitments. Upon the termination date, a cash payment is made based on the spread between the fixed rate and the spot rate and the Fund will realize a gain or loss based upon the cash payment received or paid.

60  |  Scudder Managed Municipal Bond Fund

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund’s underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $3,865,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2009 ($1,446,000) and May 31, 2011 ($2,419,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Scudder Managed Municipal Bond Fund  |  61

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2004, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax–exempt income	$5,737,916
Undistributed taxable income	$573,771
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(3,865,000)
Net unrealized appreciation (depreciation) on investments	$302,417,960

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2004	2003
Distributions from tax-exempt income	$224,038,095	$225,799,360
Distributions from short–term capital gains*	$—	$2,475,481
Distributions from long-term capital gains	$—	$11,210,892

*	For tax purposes short-term capital gains distributions are considered taxable income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $1,129,497,474 and $1,305,722,200, respectively.

62  |  Scudder Managed Municipal Bond Fund

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.450% of the first $250,000,000 of the Fund’s average daily net assets, 0.430% of the next $750,000,000 of such net assets, 0.410% of the next $1,500,000,000 of such net assets, 0.400% of the next $2,500,000,000 of such net assets, 0.380% of the next $2,500,000,000 of such net assets, 0.360% of the next $2,500,000,000 of such net assets, 0.340% of the next $2,500,000,000 of such net assets and 0.320% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.41% of the Fund’s average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) of 0.10%, 0.125%, 0.15%, 0.15%, 0.15% and 0.125%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets for Class A, B, C, AARP and S shares and 0.54% of average daily net assets for Institutional Class shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees). Furthermore, for the period October 1, 2003 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.561%, 0.581%, 0.561%, 0.591% and 0.551% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1

Scudder Managed Municipal Bond Fund  |  63

distribution and/or services fees, trustee and trustee counsel fees). Furthermore, for the period April 1, 2004 through May 31, 2004, the Advisor agreed to waive a portion of its expenses of the Fund to the extent necessary to maintain the operating expenses of Class A, B, C, AARP and S shares at 0.738% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees).

For the period June 1, 2003 to March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$1,956,417	$—
Class B	61,032	—
Class C	30,876	—
Institutional Class	8	8
Class AARP	1,934,387	—
Class S	1,011,078	33,786

	$4,993,798	$33,794

In addition, for the year ended May 31, 2004, the Advisor has agreed to voluntarily reimburse the Fund an additional $27,444.

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2004
Class A	$104,673	$104,673
Class B	4,986	4,986
Class C	1,568	1,568
Institutional Class	11	11
Class AARP	108,820	108,820
Class S	20,293	20,293

	$240,351	$240,351

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the

64  |  Scudder Managed Municipal Bond Fund

portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $114,497, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$427,940	$30,286
Class C	185,589	15,643

	$613,529	$45,929

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Effective Rate
Class A	$5,490,140		$167,372.24%
Class B	127,728		3,987.22%
Class C	57,326		1,833.23%

	$5,675,194		$173,192

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the year ended May 31, 2004 aggregated $176,144. There were no underwriting commissions paid in connection with the distribution of Class C shares during the year ended May 31, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2004, the CDSC for Class B and

Scudder Managed Municipal Bond Fund  |  65

C shares aggregated $85,140 and $11,281, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2004, SDI received $2,888.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the year ended May 31, 2004, custodian fees were reduced by $918 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

66  |  Scudder Managed Municipal Bond Fund

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,328,721	$105,163,655	20,986,909	$194,800,399
Class B	652,877	6,064,662	2,265,059	21,105,613
Class C	871,962	8,128,463	1,566,539	14,619,324
Class AARP	9,016,415	83,878,443	11,410,208	106,193,791
Class S	9,563,708	87,441,130	8,318,649	77,450,119
Institutional Class	1,207	11,000	108 *	1,000 *

		$290,687,353		$414,170,246

Shares issued to shareholders in reinvestment of distributions
Class A	7,466,250	$69,214,164	7,910,426	$73,544,462
Class B	139,824	1,296,531	168,322	1,564,480
Class C	66,535	616,824	55,099	512,275
Class AARP	4,769,906	44,269,503	5,009,960	46,587,140
Class S	2,447,995	22,722,786	2,639,506	24,549,616
Institutional Class	41	388	3 *	31 *

		$138,120,196		$146,758,004

Shares redeemed
Class A	(35,635,755)	$(330,327,638)	(35,546,297)	$(330,514,129)
Class B	(2,546,171)	(23,614,015)	(2,550,815)	(23,734,049)
Class C	(755,319)	(6,973,133)	(662,780)	(6,183,341)
Class AARP	(17,480,475)	(161,892,618)	(14,269,565)	(132,587,083)
Class S	(11,927,263)	(110,524,616)	(11,912,804)	(110,753,836)
Institutional Class	(161)	(1,502)	— *	— *

		$(633,333,522)		$(603,772,438)

Net increase (decrease)
Class A	(16,840,784)	$(155,949,819)	(6,648,962)	$(62,169,268)
Class B	(1,753,470)	(16,252,822)	(117,434)	(1,063,956)
Class C	183,178	1,772,154	958,858	8,948,258
Class AARP	(3,694,154)	(33,744,672)	2,150,603	20,193,848
Class S	84,440	(360,700)	(954,649)	(8,754,101)
Institutional Class	1,087	9,886	111 *	1,031 *

		$(204,525,973)		$(42,844,188)

*	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to May 31, 2003.

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G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

68  |  Scudder Managed Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Managed Municipal Bond Fund (the “Fund”) at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
July 29, 2004

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Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2004, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

70  |  Scudder Managed Municipal Bond Fund

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987–present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978–1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943) Trustee, 1990–present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954) Trustee, 1996–present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002–present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992–1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Scudder Managed Municipal Bond Fund  |  71

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Jean Gleason Stromberg (1943) Trustee, 1999–present	Retired. Formerly, Consultant (1997–2001); Director, US General Accounting Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994–present	Managing Partner, First Light Capital (venture capital group) (2000–present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996–1998); General Partner, TL Ventures (1994–1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991–1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002–present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999–2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999–2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) Chief Executive Officer, 2004–present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003–present	Managing Director, Deutsche Asset Management

John Millette (1962) Vice President and Secretary, 1999–present	Director, Deutsche Asset Management

72  |  Scudder Managed Municipal Bond Fund

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Kenneth Murphy (1963) Vice President, 2002–present	Vice President, Deutsche Asset Management (2000–present); formerly, Director, John Hancock Signature Services (1992–2000)

Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002–present	Managing Director, Deutsche Asset Management (April 2004–present); formerly, Director, Deutsche Asset Management (April 2000–March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003–present	Assistant Vice President, Deutsche Asset Management

Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002–present	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present); formerly, Director, Deutsche Asset Management (1999–2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998)

Caroline Pearson (1962) Assistant Secretary, 1997–present	Managing Director, Deutsche Asset Management

Kevin Gay (1959) Assistant Treasurer, 2004–present	Vice President, Deutsche Asset Management

Salvatore Schiavone (1965) Assistant Treasurer, 2003–present	Director, Deutsche Asset Management

Kathleen Sullivan D’ Eramo (1957) Assistant Treasurer, 2003–present	Director, Deutsche Asset Management

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[3]	Address: 345 Park Avenue, New York, New York

[4]	Address: One South Street, Baltimore, Maryland

Scudder Managed Municipal Bond Fund  |  73

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site	scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356
Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’ s policies and procedures for voting proxies for portfolio securities can be found on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’ s Web site — www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc.

222 South Riverside Plaza
Chicago, IL 60606-5808
(800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SMLIX
CUSIP Number	811170-802	811170-885	811170-877	81118T-204
Fund Number	466	666	766	544

74  |  Scudder Managed Municipal Bond Fund

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders

Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277	(800) SCUDDER

	To speak with an AARP Investment Program service representative	To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments	Scudder Investments

	PO Box 219735	PO Box 219669
	Kansas City, MO 64121-9735	Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’ s policies and procedures for voting proxies for portfolio securities can be found on our Web sites — aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) — or on the SEC’ s Web site — www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza
Chicago, IL 60606-5808
(800) 621-1148

	Class AARP	Class S

Nasdaq Symbol	AMUBX	SCMBX

Fund Number	166	066

Scudder Managed Municipal Bond Fund  |  75

222 South Riverside Plaza

Chicago, IL 60606-5808

ITEM 1. REPORT TO STOCKHOLDERS

Scudder Florida Tax-Free Income Fund

Annual Report to Shareholders

August 31, 2004

Contents

Performance Summary

Information About Your Fund’s Expenses

Portfolio Management Review

Portfolio Summary

Investment Portfolio

Financial Statements

Financial Highlights

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

Tax Information

Trustees and Officers

Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment, may be worth more or less than its original cost. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund’s returns may be subject to federal and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund’s shares. Please read the fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2  |  Scudder Florida Tax-Free Income Fund

Performance Summary August 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 5- and 10-year periods shown for Class A shares and the returns during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund’s distributions may be subject to federal and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/04

Scudder Florida Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.96%	4.72%	6.20%	5.86%
Class B	5.41%	3.96%	5.37%	5.02%
Class C	5.38%	3.90%	5.33%	5.01%
Lehman Brothers Municipal Bond Index†	7.11%	5.48%	6.67%	6.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Scudder Florida Tax-Free Income Fund  |  3

Net Asset Value and Distribution Information

	Class A	Class B	Class C
Net Asset Value:
8/31/04	$10.54	$10.52	$10.53
8/31/03	$10.36	$10.34	$10.34
Distribution Information:
Twelve Months:
Income Dividends as of 8/31/04	$.43	$.37	$.36
August Income Dividend	$.0331	$.0325	$.0311
SEC 30-day Yield†† as of 8/31/04	2.83%	2.80%	2.54%
Tax Equivalent Yield†† as of 8/31/04	4.35%	4.40%	3.91%
Current Annualized Distribution Rate†† as of 8/31/04 (based on Net Asset Value)	3.70%	3.64%	3.48%

††	Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 2.41% and 2.14% for Class B and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 35%.

Class A Lipper Rankings - Florida Municipal Debt Funds Category as of 8/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	27	of	61	44
3-Year	14	of	60	23
5-Year	5	of	59	9
10-Year	12	of	36	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

4  |  Scudder Florida Tax-Free Income Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐	Scudder Florida Tax-Free Income Fund - Class A

☐	Lehman Brothers Municipal Bond Index†

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/04

Scudder Florida Tax-Free Income Fund

		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,119	$10,968	$12,901	$16,885
	Average annual total return	1.19%	3.13%	5.23%	5.38%
Class B	Growth of $10,000	$10,241	$11,034	$12,891	$16,318
	Average annual total return	2.41%	3.34%	5.21%	5.02%
Class C	Growth of $10,000	$10,538	$11,217	$12,964	$16,309
	Average annual total return	5.38%	3.90%	5.33%	5.01%
Lehman Brothers Municipal Bond Index†	Growth of $10,000	$10,711	$11,736	$13,809	$18,871
	Average annual total return	7.11%	5.48%	6.67%	6.56%

The growth of $10,000 is cumulative.

†	The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Florida Tax-Free Income Fund  |  5

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class B and C shares. The table is based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2004.

The table illustrates your Fund’s expenses in two ways:

•	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2004

Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 2/29/04	$1,000	$1,000	$1,000
Ending Account Value 8/31/04	$1,000	$998	$997
Expenses Paid per $1,000*	$5.31	$7.57	$8.21

Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 2/29/04	$1,000	$1,000	$1,000
Ending Account Value 8/31/04	$1,020	$1,018	$1,017
Expenses Paid per $1,000*	$5.36	$7.65	$8.29

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder Florida Tax-Free Income Fund	1.05%	1.50%	1.63%

For more information, please refer to the Fund’s prospectus.

6  |  Scudder Florida Tax-Free Income Fund

Portfolio Management Review

Scudder Florida Tax-Free Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Florida Tax-Free Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 2000.

•	Over 28 years of investment industry experience.

•	MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan, CFA

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 1998.

•	Over 18 years of investment industry experience.

•	MS, Drexel University.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1986 and the fund in 1998.

•	Over 19 years of investment industry experience.

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Florida Tax-Free Income Fund. Rebecca L. Wilson is a portfolio manager. In the following interview, Scudder’s municipal bond team discusses the fund’s performance and the recent market environment for municipal bonds.

Scudder Florida Tax-Free Income Fund  |  7

Q: Will you describe the performance of the municipal bond market during the annual period ended August 31, 2004?

A: In the period, the municipal bond market, as well as the overall bond market, delivered strong results. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose to 7.11% for the 12-month period ended August 31, 2004.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 6.13% for the same period.2 Of course, past performance is no guarantee of future results.

[1]	The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Municipal bond supply was lower in the annual period ended August 31, 2004, vs. the same period a year earlier. Supply became somewhat less abundant toward the final months of 2003 and continuing into early 2004, as states had already completed much of the refinancing and new issuance that they needed to make up for revenue shortfalls and refinance old debt at lower rates. Because of concerns about an imminent rise in interest rates, municipal bond demand was low among mutual fund investors. However, demand from institutional investors was strong. This combination of falling supply and solid demand helped municipal bonds outperform many taxable alternatives.

Supply and demand factors are important because they are one way a bond’s price can be driven higher or lower. High demand or low supply can cause a bond’s price to rise, while lessened demand or a flood of supply can cause a bond’s price to decline. A bond’s yield moves in the opposite direction from its price.

In the period, the Federal Reserve Board increased the federal funds rate, the benchmark for market interest rates, to 1.50% in two increments of 0.25%. However, slowing economic growth and rising oil prices helped keep yields in the bond market from rising as much as investors anticipated or in some cases caused yields to decline. (A rise in interest rates causes the price of a bond in the market to fall, which would make bonds a less attractive security to own.) Throughout the period, the Fed also stated that it believed that inflation would likely remain in check for some time, which also soothed investors’ worries.

Overall, the municipal bond yield curve flattened during the period.3 Specifically, for maturities between two years and 10 years the municipal bond yield curve flattened, with the yields on one-, two- and three-year maturities rising and the yields on five- and 10-year maturities declining. The municipal bond yield curve between 15 and 30-year maturities steepened. (See the graph on the next page for municipal bond yield changes from the beginning to the end of the period.)

[3]	The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,” this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal Bond Yield Curve (as of 8/31/03 and 8/31/04)

Maturity

Source: Municipal Market Data

8  |  Scudder Florida Tax-Free Income Fund

Q: How did Scudder Florida Tax-Free Income Fund perform for the annual period ended August 31, 2004?

A: Scudder Florida Tax-Free Income Fund posted strong absolute results in the period and outpaced its Lipper peer. The fund returned 5.96% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) compared to its average peer in the Lipper Florida Debt Funds category, which gained 5.76%.4 The fund lagged its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which returned 7.11%. (Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)

[4]	The Lipper Florida Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Florida. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Florida Debt Funds category.

Q: Will you explain your views on Florida’s municipal bond market during the period?

A: The fiscal health of Florida remained stable during the period. The state’s bonds are currently rated AA+ by Standard & Poor’s Corporation and Aa2 by Moody’s Investors Service, Inc.

Historically, Florida has been fairly conservative with its finances, and that trend continues. The state’s debt burden has risen recently due to a growing population and expansion of several state educational programs. However, we believe Florida’s revenue base, which is driven by sales tax receipts, remains solid. In fact, the state ended 2003 and 2004 with revenue surpluses.

As the US economy has improved, so has Florida’s. Economic recovery has also brought improved growth prospects to the tourism industry, which drives Florida’s economy. The state’s unemployment rate also continues to be lower than the national average. Overall, we believe Florida’s economy remains in good shape.

Q: How was the fund positioned, and how did this positioning contribute to its performance?

A: Our stake in noncallable zero-coupon bonds helped boost returns.5 Some municipal bonds, just like a home mortgage, can be paid off early, or “called.” When lending rates go down, many municipal borrowers pay off their loans so they can borrow at the lower rates. If you own the bond, your bond gets paid off early. Reinvesting the proceeds usually means buying other municipal bonds at the lower rates. Owning noncallable bonds helped minimize this risk. The fund’s position in tobacco bonds and hospital bonds also aided results, as both segments of the municipal bond market outperformed in the period.

[5]	Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that investors can purchase the bond at a fraction of what it will be worth on a future date. The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond’s full face value but the guarantee of the original investment as well. Zero-coupon bonds can be volatile. Their principal value — the original dollar amount invested by a bondholder — tends to fluctuate with interest rates. Therefore, the bondholder’s original investment may be worth more or less at the time of early redemption.

The fund’s more defensive positioning in terms of the coupons, duration and credit quality of the bonds we chose held back results somewhat. However, we believe that over the long-term this positioning will help the fund deliver attractive overall results. We continue to believe that tax-free bonds are attractive on an after-tax basis vs. US Treasuries and other taxable bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Florida Tax-Free Income Fund  |  9

Portfolio Summary August 31, 2004

Portfolio Composition	8/31/04	8/31/03
Revenue Bonds	74%	67%
US Government Secured	19%	23%
General Obligation Bonds	7%	10%

	100%	100%

Quality	8/31/04	8/31/03
AAA	71%	71%
AA	13%	13%
A	7%	7%
BBB	4%	4%
Not Rated	5%	5%

	100%	100%

Effective Maturity	8/31/04	8/31/03
1-10 years	55%	50%
11-20 years	45%	50%

	100%	100%

Interest Rate Sensitivity	8/31/04	8/31/03
Average Maturity	9.5 years	10.9 years
Duration	6.4 years	6.7 years

Portfolio composition, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling

(800) SEC-0330.

10  |  Scudder Florida Tax-Free Income Fund

Investment Portfolio as of August 31, 2004

	Principal Amount ($)	Value ($)
Municipal Investments 100.0%
Florida 91.6%
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series E, AMT, 5.25%, 10/1/2012 (b)	1,000,000	1,071,930
Dade County, FL, County (GO) Lease, Governmental Leasing Corp., Series C, 9.0%, 4/1/2020	1,025,000	1,058,312
Dade County, FL, Water & Sewer System, 6.25%, 10/1/2011 (b)	500,000	596,480
Escambia County, FL, Hospital & Healthcare Revenue, 5.95%, 7/1/2020 (b)	1,000,000	1,035,380
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	750,000	898,215
Florida, Municipal Power Agency Revenue, Tri-City Project, Series A, 5.0%, 10/1/2019 (b)	500,000	536,375
Florida, Pollution Control Revenue, Water Pollution Control Financing Authority, 5.5%, 1/15/2014	1,000,000	1,131,360
Florida, Public Housing Revenue, Homeowner Mortgage, Series 7, AMT, 5.2%, 1/1/2031 (b)	975,000	995,924
Florida, State GO, Loan Council, Series A, 5.25%, 5/1/2019 (b)	1,000,000	1,088,060
Florida, State GO, State Board of Education, Series D, 5.375%, 6/1/2019	1,000,000	1,104,040
Florida, Village Center Community Development District, Utilities Revenue, 6.0%, 11/1/2018 (b)	1,250,000	1,505,162
Fort Pierce, FL, Electric Revenue, Zero Coupon, 10/1/2018 (b)	2,000,000	1,060,620
Gainesville, FL, Electric Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,637,301
Highlands County, FL, Hospital & Healthcare Revenue, 5.25%, 11/15/2020	1,000,000	1,021,030
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	986,220
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital Project, Series A, 6.5%, 8/15/2019 (b)	1,000,000	1,252,850
Hillsborough County, FL, Sales & Special Tax Revenue, School District, 5.375%, 10/1/2016 (b)	1,000,000	1,115,370
Jacksonville, FL, Sales & Special Tax Revenue, Local Government, 5.5%, 10/1/2018 (b)	1,000,000	1,166,760
Lakeland, FL, Hospital & Healthcare Revenue, 5.5%, 11/15/2032	1,000,000	1,019,080
Marion County, FL, Hospital & Healthcare Revenue, 5.625%, 10/1/2019	1,000,000	1,039,830
Melbourne, FL, Water & Sewer Revenue, Zero Coupon, 10/1/2016 (b)	1,350,000	810,715
Miami Beach, FL, Water & Sewer Revenue, 5.75%, 9/1/2017 (b)	725,000	825,108
Nassau County, FL, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	945,000	965,478
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	2,120,000	2,629,924
Orange County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare:
5.75%, 12/1/2032	1,000,000	1,038,800
Series A, 6.25%, 10/1/2016 (b)	880,000	1,081,828
Series A, 6.25%, 10/1/2018 (b)	500,000	612,620
Orlando, FL, Airport Revenue:
Series A, 5.0%, 10/1/2018 (b)	250,000	267,792
AMT, 5.75%, 10/1/2011 (b)	1,690,000	1,902,974
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	3,000,000	3,786,120
Orlando, FL, Other (REV) Lease, Capital Improvements, Series A, 4.75%, 10/1/2022	1,600,000	1,625,568
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	501,750
Orlando, FL, Transportation/Tolls Revenue, Expressway Authority, 6.5%, 7/1/2012 (b)	1,000,000	1,218,090
Palm Beach County, FL, Airport Revenue, Airport System, 5.75%, 10/1/2014 (b)	1,000,000	1,170,090
Palm Beach County, FL, Project Revenue, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (b)	110,000	143,348
Pensacola, FL, Hospital & Healthcare Revenue, Daughters of Charity National Healthcare, Prerefunded, 144A, 5.25%, 1/1/2011	1,700,000	1,721,794
Seminole County, FL, Sales & Special Tax Revenue, 5.375%, 10/1/2019 (b)	1,000,000	1,097,770
South Miami, FL, Hospital & Healthcare Revenue, Hospital Revenue, Baptist Health South Florida Group, 5.25%, 11/15/2033	500,000	508,995
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	2,500,000	2,896,300
Tallahassee, FL, Electric Revenue, Energy Systems, Series A, 5.25%, 10/1/2014 (b)	1,000,000	1,133,660
Tallahassee, FL, Electric Revenue, Energy Systems Revenue, 5.5%, 10/1/2016 (b)	1,005,000	1,165,569
Tampa Bay, FL, Sales & Special Tax Revenue, Tampa Bay Arena Project, 5.75%, 10/1/2020 (b)	2,075,000	2,471,159
Tampa Bay, FL, Water & Sewer Revenue, Prerefunded, 5.625%, 10/1/2013 (c)	1,850,000	2,137,971
Tampa, FL, Electric Revenue, Zero Coupon, 10/1/2014 (c)	3,165,000	2,091,084
Tampa, FL, Industrial Development Revenue, Occupational License Tax, Series A, 5.375%, 10/1/2017 (b)	1,000,000	1,109,800
Tampa, FL, Sales & Special Tax Revenue, Series A, 5.375%, 10/1/2017 (b)	500,000	552,810
Westchase, FL, Special Assessment Revenue, Community Development District, 5.8%, 5/1/2012 (b)	2,970,000	3,215,025

		60,002,441

California 0.4%
California, Golden State TOB Securitization Corp., California TOB Settlement Revenue, Series A-1, 6.625%, 6/1/2040	250,000	226,738

New Jersey 1.3%
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	970,000	879,809

Puerto Rico 5.6%
Puerto Rico Commonwealth, Sales & Special Tax Revenue, Inverse Floater, 144A, 10.728%**, 7/1/2016 (b)	1,000,000	1,429,970
Puerto Rico Commonwealth, State GO, 6.25%, 7/1/2013 (b)	1,850,000	2,250,081

		3,680,051

Virgin Islands 1.1%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	600,000	684,630

Total Investment Portfolio — 100.0% (Cost $58,923,250) (a)		65,473,669

Scudder Florida Tax-Free Income Fund  |  11

**	Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $1,429,970 and aggregating 2.2% of net assets, are shown at their current rate as of August 31, 2004.

(a)	The cost for federal income tax purposes was $58,668,055. At August 31, 2004, net unrealized appreciation for all securities based on tax cost was $6,805,614. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,877,255 and aggregated gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $71,641.

(b)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	15.1
FGIC	Financial Guaranty Insurance Company	19.1
FSA	Financial Security Assurance	4.5
MBIA	Municipal Bond Investors Assurance	27.9

(c)	At August 31, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At August 31, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year CBT Swap Future	9/13/2004	5	523,056	555,781	(32,725)

At August 31, 2004, open interest rate swaps were as follows:

Effective/Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
1/27/2005 1/27/2015	8,500,000+	Fixed - 5.175%	Floating - LIBOR	(277,950)

Counterparty

+	Citibank, N.A.

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

12  |  Scudder Florida Tax-Free Income Fund

Financial Statements

Statement of Assets and Liabilities as of August 31, 2004

Assets
Investments in securities, at value (cost $58,923,250)	$65,473,669
Cash	278,781
Interest receivable	1,092,090
Receivable for Fund shares sold	908
Due from Advisor	2,498
Other assets	1,713

Total assets	66,849,659

Liabilities
Dividends payable	40,461
Payable for Fund shares redeemed	54,577
Payable for daily variation margin on open futures contracts	2,969
Net unrealized depreciation on interest rate swaps	277,950
Accrued management fee	29,677
Other accrued expenses and payables	42,268

Total liabilities	447,902

Net assets, at value	$66,401,757

Net Assets
Net assets consist of:
Undistributed net investment income	77,615
Net unrealized appreciation (depreciation) on:
Investments	6,550,419
Futures	(32,725)
Interest rate swaps	(277,950)
Accumulated net realized gain (loss)	(1,440,276)
Paid-in capital	61,524,674

Net assets, at value	$66,401,757

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2004 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($61,113,249 / 5,799,318 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.54
Maximum offering price per share (100 / 95.50 of $10.54)	$11.04
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,859,331 / 271,675 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.52
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,429,177 / 230,712 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.53

The accompanying notes are an integral part of the financial statements.

Scudder Florida Tax-Free Income Fund  |  13

Statement of Operations for the year ended August 31, 2004

Investment Income
Income:
Interest	$3,565,267
Expenses:
Management fee	381,563
Administrative fee	6,090
Distribution service fees	173,182
Services to shareholders	39,200
Custodian fees	7,039
Auditing	41,250
Legal	28,864
Trustee’s fees and expenses	17,144
Reports to shareholders	6,188
Registration fees	30,746
Other	9,673
Total expenses before expense reductions	740,939
Expense reductions	(16,476)

Total expenses, after expense reductions	724,463

Net investment income	2,840,804

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	297,319
Futures	110,767

408,086

Net unrealized appreciation (depreciation) during the period on:
Investments	1,653,135
Futures	(664,668)
Interest rate swaps	(277,950)
710,517

Net gain (loss) on investment transactions	1,118,603

Net increase (decrease) in net assets resulting from operations	$3,959,407

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended August 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,840,804	$3,088,216
Net realized gain (loss) on investment transactions	408,086	(325,533)
Net unrealized appreciation (depreciation) on investment transactions during the period	710,517	(1,183,311)
Net increase (decrease) in net assets resulting from operations	3,959,407	1,579,372
Distributions to shareholders from:
Net investment income:
Class A	(2,598,125)	(2,825,535)
Class B	(127,594)	(176,752)
Class C	(70,959)	(42,619)
Fund share transactions:
Proceeds from shares sold	7,218,751	13,349,540
Reinvestment of distributions	1,550,478	1,688,414
Cost of shares redeemed	(14,071,800)	(17,828,411)
Net increase (decrease) in net assets from Fund share transactions	(5,302,571)	(2,790,457)
Increase (decrease) in net assets	(4,139,842)	(4,255,991)
Net assets at beginning of period	70,541,599	74,797,590

Net assets at end of period (including undistributed net investment income of $77,615 and accumulated distributions in excess of net investment income of $10,158, respectively)	$66,401,757	$70,541,599

The accompanying notes are an integral part of the financial statements.

14  |  Scudder Florida Tax-Free Income Fund

Financial Highlights

Class A

Years Ended August 31,	2004	2003	2002[a]	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$10.36	$10.56	$10.40	$9.85		$9.72

Income (loss) from investment operations:
Net investment income	.44	.44	.45	.46		.45
Net realized and unrealized gain (loss) on investment transactions	.17	(.21)	.15	.57		.13

Total from investment operations	.61	.23	.60	1.03		.58

Less distributions from:
Net investment income	(.43)	(.43)	(.44)	(.48)		(.45)

Net asset value, end of period	$10.54	$10.36	$10.56	$10.40		$9.85

Total Return (%)[b]	5.96	2.21	6.05	10.77		6.15

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	64	68	66		70
Ratio of expenses before expense reductions (%)	1.00	.84	.89	.91	[c]	1.00
Ratio of expenses after expense reductions (%)	1.00	.84	.89	.89	[c]	.99
Ratio of net investment income (%)	4.14	4.16	4.38	4.67		4.80
Portfolio turnover rate (%)	15	42	14	13		21

[a]	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 4.33% to 4.38%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[b]	Total return does not reflect the effect of any sales charges.

[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .87%, respectively.

Scudder Florida Tax-Free Income Fund  |  15

Class B

Years Ended August 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$10.34	$10.54	$10.38	$9.83	$9.71

Income (loss) from investment operations:
Net investment income	.38	.35	.37	.38	.38
Net realized and unrealized gain (loss) on investment transactions	.17	(.21)	.14	.56	.12

Total from investment operations	.55	.14	.51	.94	.50

Less distributions from:
Net investment income	(.37)	(.34)	(.35)	(.39)	(.38)

Net asset value, end of period	$10.52	$10.34	$10.54	$10.38	$9.83

Total Return (%)[b]	5.41[c]	1.35	5.16	9.77	5.32

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	5	6	6
Ratio of expenses before expense reductions (%)	1.83	1.69	1.71	1.79[d]	1.77
Ratio of expenses after expense reductions (%)	1.50	1.69	1.71	1.74[d]	1.76
Ratio of net investment income (%)	3.64	3.31	3.56	3.82	4.03
Portfolio turnover rate (%)	15	42	14	13	21

[a]	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.51% to 3.56%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.75% and 1.73%, respectively.

16  |  Scudder Florida Tax-Free Income Fund

Class C

Years Ended August 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$10.34	$10.55	$10.38	$9.83	$9.71

Income (loss) from investment operations:
Net investment income	.37	.35	.37	.37	.38
Net realized and unrealized gain (loss) on investment transactions	.18	(.22)	.14	.56	.12

Total from investment operations	.55	.13	.51	.93	.50

Less distributions from:
Net investment income	(.36)	(.34)	(.34)	(.38)	(.38)

Net asset value, end of period	$10.53	$10.34	$10.55	$10.38	$9.83

Total Return (%)[b]	5.38[c]	1.25	5.12	9.69	5.34

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1	.9	1
Ratio of expenses before expense reductions (%)	1.81	1.68	1.70	1.97[d]	1.74
Ratio of expenses after expense reductions (%)	1.63	1.68	1.70	1.84[d]	1.73
Ratio of net investment income (%)	3.51	3.32	3.57	3.73	4.06
Portfolio turnover rate (%)	15	42	14	13	21

[a]	As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.52% to 3.57%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.85% and 1.83%, respectively.

Scudder Florida Tax-Free Income Fund  |  17

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Florida Tax-Free Income Fund (the “Fund”) is a non-diversified series of Scudder State Tax-Free Income Series (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

18

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund’s underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,236,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($239,000), August 31, 2009 ($714,000), August 31, 2010 ($39,000) and August 31, 2012 ($244,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2003 through August 31, 2004, the Fund incurred approximately $145,000 of net realized capital losses as permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in fiscal year ended August 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Scudder Florida Tax-Free Income Fund  |  19

At August 31, 2004 the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$118,076
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(1,236,000)
Net unrealized appreciation (depreciation) on investments	$6,805,614

In addition, during the years ended August 31, 2004 and August 31, 2003, the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2004	2003
Distributions from tax-exempt income	$2,709,107	$3,044,906
Distributions from ordinary income*	$87,571	$—

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $10,575,000 and $16,613,970, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG. the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund’s average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund’s average daily net assets.

For the year ended August 31, 2004, the Advisor has agreed to reimburse the Fund $798 for expenses.

20  |  Scudder Florida Tax-Free Income Fund

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.10%, 0.15% and 0.125% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated on September 30, 2003 and effective October 1, 2003 the Fund directly bears the cost of expenses formerly covered under the Administrative Agreement.

For the period September 1, 2003 to September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$5,352
Class B	567
Class C	171

$6,090

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period October 1, 2003 through August 31, 2004, the Fund’s Advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund’s operating expenses at 1.48% and 1.62% for Class B and C shares respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through August 31, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at August 31, 2004
Class A	$28,646	$—	$14,865
Class B	1,765	1,765	—
Class C	891	891	—

	$31,302	$2,656	$14,865

Scudder Florida Tax-Free Income Fund  |  21

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Not Imposed	Unpaid at August 31, 2004
Class B	$27,134	$1,317	$3,221
Class C	15,573	—	2,162

	$42,707	$1,317	$5,383

In addition, SDI provides information and administrative services (“Service Fee”) to the Fund at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed	Unpaid at August 31, 2004	Effective Rate
Class A	$116,582	$—	$12,251.18%
Class B	8,811	8,811	—	.00%
Class C	5,082	2,830	—	.11%

	$130,475	$11,641	$12,251

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of the Class A shares for the year ended August 31, 2004 aggregated $14,201. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended August 31, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2004, the CDSC for Class B and C shares was $14,174 and $250, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2004, SDI received $1,979.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2004, the Fund’s custodian fee was reduced by $64 for custody credits earned.

22  |  Scudder Florida Tax-Free Income Fund

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	532,180	$5,567,963	1,045,886	$11,015,279
Class B	59,591	629,780	132,967	1,416,857
Class C	96,159	1,021,008	86,252	917,404

		$7,218,751		$13,349,540

Shares issued to shareholders in reinvestment of distributions
Class A	138,251	$1,455,344	150,582	$1,588,358
Class B	4,400	46,176	6,863	72,267
Class C	4,666	48,958	2,637	27,789

		$1,550,478		$1,688,414

Shares redeemed
Class A	(1,081,561)	$(11,294,262)	(1,464,915)	$(15,394,782)
Class B	(232,890)	(2,438,285)	(207,709)	(2,188,643)
Class C	(32,013)	(339,253)	(22,868)	(244,986)

		$(14,071,800)		$(17,828,411)

Net increase (decrease)
Class A	(411,130)	$(4,270,955)	(268,447)	$(2,791,145)
Class B	(168,899)	(1,762,329)	(67,879)	(699,519)
Class C	68,812	730,713	66,021	700,207

		$(5,302,571)		$(2,790,457)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Fund Merger

On September 24, 2004, the Board of the Fund approved, in principle, the merger of the Fund into Scudder Managed Municipal Bond Fund, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Fund’s Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held within approximately the next four months.

Scudder Florida Tax-Free Income Fund  |  23

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder State Tax-Free Income Series and Shareholders of Scudder Florida Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Florida Tax-Free Income Fund (the “Fund”) (one of the series of the Scudder State Tax-Free Income Series (the “Trust”)), as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Florida Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts        /s/ Ernst & Young LLP

October 26, 2004

24  |  Scudder Florida Tax-Free Income Fund

Tax Information	(Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2004, 96.86% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Scudder Florida Tax-Free Income Fund  |  25

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004–present Trustee, 1995–present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85

John W. Ballantine (1946) Trustee, 1999–present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	85

Lewis A. Burnham (1933) Trustee, 1977–present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	85

Donald L. Dunaway (1937) Trustee, 1980–present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	85

James R. Edgar (1946) Trustee, 1999–present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	85

Paul K. Freeman (1950) Trustee, 2002–present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	85

Robert B. Hoffman (1936) Trustee, 1981–present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm).	85

Fred B. Renwick (1930) Trustee, 1988–present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	85

John G. Weithers (1933) Trustee, 1993–present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	85

26  |  Scudder Florida Tax-Free Income Fund

Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004–present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990–1999)	139

Julian F. Sluyters[4,7] (1960) President and Chief Executive Officer, 2004–present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001–2003); Chief Administrative Officer (1998–2001) and Senior Vice President and Director of Mutual Fund Operations (1991–1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986–present	Director, Deutsche Asset Management	n/a

Kenneth Murphy[5] (1963) Vice President, 2002–present	Vice President, Deutsche Asset Management (2000–present); formerly, Director, John Hancock Signature Services (1992–2000)	n/a

Paul H. Schubert[4,7] (1963) Chief Financial Officer, 2004–present	Managing Director, Deutsche Asset Management (2004–present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994–2004)	n/a

Charles A. Rizzo[5] (1957) Treasurer, 2002–present	Managing Director, Deutsche Asset Management (April 2004–present); formerly, Director, Deutsche Asset Management (April 2000–March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998)	n/a

John Millette[5] (1962) Secretary, 2001–present	Director, Deutsche Asset Management	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003–present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002–present	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present); formerly, Director, Deutsche Asset Management (1999–2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998–present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay[5] (1959) Assistant Treasurer, 2004–present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003–present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003–present	Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[3]	Address: 280 Park Avenue, New York, New York

[4]	Address: 345 Park Avenue, New York, New York

[5]	Address: Two International Place, Boston, Massachusetts

[6]	Address: One South Street, Baltimore, Maryland

[7]	Effective September 30, 2004, Mr. Sluyters and Mr. Schubert were elected as President of the fund and Chief Financial Officer of the fund, respectively.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Scudder Florida Tax-Free Income Fund  |  27

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KFLAX	KFLBX	KFLCX

CUSIP Number	811204-205	811204-809	811204-882

Fund Number	27	227	327

28  |  Scudder Florida Tax-Free Income Fund

SCUDDER
INVESTMENTS

222 South Riverside Plaza
Chicago, IL 60606-5808

Deutsche Asset Management

SRIF-2
[illegible]

FORM N-14

PART C: OTHER INFORMATION

Item 15. Indemnification

Deutsche Investment Management Americas Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to independent board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeIM.

The other information required by this item is incorporated herein by reference to Item 25 of Part C of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

Item 16. Exhibits

(1)

(a)	Amended and Restated Declaration of Trust, dated December 8, 1987, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Amendment to Amended and Restated Declaration of Trust, dated December 11, 1990, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Establishment and Designation of Series, dated October 29, 1986, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Amended Establishment and Designation of Series dated November 6, 1987, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, with respect to Scudder High Yield Tax Free Fund (Class A Shares, Class B Shares, Class C Shares and Class S Shares), dated February 8, 2000 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class S and Class AARP with respect to Scudder Managed Municipal Bonds, dated April 11, 2000 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class AARP Shares with respect to Scudder High Yield Tax Free Fund, dated April 11, 2000 is incorporated herein by reference to Post-Effective No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(h)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, Class A, Class B and Class C Shares with respect to Scudder Managed Municipal Bonds is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(i)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, for Scudder High Yield Tax-Free Fund, dated April 8, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(j)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, for Scudder High Yield Tax Free Fund, dated June 12, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(k)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, for Scudder Managed Municipal Bonds, dated June 12, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(l)	Amendment to Establishment and Designation of Series of Beneficial Interest, $.01 par value, for Scudder High Yield Tax-Free Fund and Scudder Managed Municipal Bond Fund, dated October 1, 2002, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(2)

(a)	By-laws of the Registrant, dated September 24, 1976 as amended through December 31, 1979, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Amendment to the By-laws of the Registrant as amended through December 8, 1987, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Amendment to the By-laws of Registrant, dated August 13, 1991, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Amendment to the By-laws of Registrant, dated December 10, 1991, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Amendment to the By-laws of Registrant, dated February 7, 2000, is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Amendment to the By-laws of Registrant, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Amendment to the By-laws of Registrant, dated December 10, 2002, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(h)	Amendment, dated October 14, 2003, to the By-Laws of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(i)	Amendment, dated August 10, 2004, to the By-Laws of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization constitutes Exhibit A to Part A hereof.

(5)

(a)	Sections 2.12, 2.13, 3.3, 4.1, 8.2, 8.3, 8.4 and 8.5 and Articles V, VI, VII and IX of the Amended and Restated Declaration of Trust included in response to Item 16(1) of this Part C.

(b)	Article XII, Section C and Articles III and XI of the Bylaws included in response to Item 16(2) of this Part C.

(6)

(a)	Investment Management Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Kemper Investments, Inc., dated September 7, 1998, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Investment Management Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Kemper Investments, Inc., dated September 7, 1998, is incorporated herein by reference to Post-Effective Amendment no. 36 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Investment Management Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Kemper Investments, Inc., dated July 31, 2000, is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Amended and Restated Investment Management Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Kemper Investments, Inc., dated October 2, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Amended and Restated Investment Management Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Zurich Scudder Investments, Inc., dated June 11, 2001, is incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Investment Management Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Investment Management Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(7)

(a)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated September 7, 1998, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Underwriting and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc., dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc. dated May 8, 2000 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Underwriting and Distribution Services Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Kemper Distributors, Inc., dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Underwriting and Distribution Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc., dated September 30, 2002, is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(8)	Not Applicable.

(9)

(a)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated April 13, 2004 is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Subcustodian Agreement and Fee Schedule between State Street Bank and Trust Company and The Bank of New York, London office, dated December 31, 1978, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Subcustodian Agreement between Irving Trust Company and State Street Bank, dated November 30, 1987, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Subcustodian Agreement between State Street Bank and Trust Company and Morgan Guaranty Trust Company of New York, dated November 25, 1985, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Subcustodian Agreement between Chemical Bank and State Street Bank and Trust Company, dated May 31, 1988, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Subcustodian Agreement between Security Pacific National Bank and Trust Company (New York) and State Street Bank and Trust Company, dated February 18, 1988, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Subcustodian Agreement between Bankers Trust Company and State Street Bank and Trust Company, dated August 15, 1989, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(10)

(a)	Rule 12b-1 Plan for Class B and Class C Shares of Scudder High Yield Tax Free Fund, dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Rule 12b-1 Plan for Class A of Scudder Managed Municipal Bonds, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Rule 12b-1 Plan for Class B of Scudder Managed Municipal Bonds, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Rule 12b-1 Plan for Class C of Scudder Managed Municipal Bonds, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Rule 12b-1 Plan for Class B of Scudder High Yield Tax Free Fund, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Rule 12b-1 Plan for Class C of Scudder High Yield Tax Free Fund, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Mutual Funds Multi-Distribution System Plan pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(h)	Plan with respect to Scudder Managed Municipal Bonds pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(i)	Amended and Restated Plan with respect to Scudder Managed Municipal Bonds pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(j)	Plan with respect to Scudder High Yield Tax Free Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(k)	Amended and Restated Plan with respect to Scudder Municipal Trust pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(l)	Amended and Restated Multi-Distribution System Plan, dated August 19, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(m)	Amended and Restated Multi-Distribution System Plan, dated January 31, 2003, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(11)	Opinion of Ropes & Gray LLP, including consent, to be filed by Pre-Effective Amendment.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to Tax Matters to be filed by Pre-Effective Amendment.

(13)

(a)	Transfer Agency, Service Agreement and Fee Schedule between the Registrant and Scudder Service Agreement, dated October 2, 1989, is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(b)	Revised Fee Schedule dated October 1, 1996 for Exhibit (h)(1) is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(c)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Fund Accounting Corporation, dated January 23, 1995, is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(d)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Fund Accounting Corporation, dated February 9, 1995, is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(e)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(f)	Administrative Services Agreement between Scudder High Yield Tax Free Fund and Kemper Distributors, Inc., dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(g)	Agency Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Kemper Service Company, dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(h)	Fund Accounting Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Fund Accounting Corporation, dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(i)	Administrative Agreement between the Registrant and Scudder Kemper Investments, Inc., dated July 31, 2000, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(j)	Amended and Restated Administrative Agreement between the Registrant and Scudder Kemper Investments, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(k)	Shareholder Services Agreement between the Registrant and Kemper Distributors, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(l)	Agency Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Kemper Service Company, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(m)	Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated August 19, 2002, is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(n)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(o)	Amendment No. 1, dated June 11, 2002, to the Agency Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Investments Service Company, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(p)	Amendment No. 1, dated June 11, 2002, to the Agency Agreement between the Registrant (on behalf of Scudder High Yield Tax-Free Fund) and Scudder Investments Service Company, dated May 1, 2000, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(q)	Amendment No. 1, dated June 11, 2002, to the Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation, dated October 2, 1989, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(r)	Contractual Expense Limitations, dated October 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-57139 and 811-2671).

(14)

(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Scudder Managed Municipal Bond Fund, to be filed by Pre-Effective Amendment.

(b)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to Scudder Florida Tax-Free Income Fund, to be filed by Pre-Effective Amendment.

(15)	Not Applicable.

(16)	Power of Attorney is filed herein as Exhibit 16.

(17)	Form of Letters of Indemnity to be filed by Pre-Effective Amendment.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of Boston and The Commonwealth of Massachusetts on the 15th day of November, 2004.

SCUDDER MUNICIPAL TRUST

By:	/s/ JULIAN F. SLUYTERS
Julian F. Sluyters Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ CHARLES A. RIZZO Charles A. Rizzo	Treasurer	November 15, 2004

/S/ HENRY P. BECTON, JR. Henry P. Becton, Jr.*	Trustee	November 15, 2004

/S/ DAWN-MARIE DRISCOLL Dawn-Marie Driscoll*	Trustee	November 15, 2004

/S/ KEITH R. FOX Keith R. Fox*	Trustee	November 15, 2004

/S/ LOUIS E. LEVY Louis E. Levy*	Trustee	November 15, 2004

/S/ JEAN GLEASON STROMBERG Jean Gleason Stromberg*	Trustee	November 15, 2004

/S/ JEAN C. TEMPEL Jean C. Tempel*	Trustee	November 15, 2004

/S/ CARL W. VOGT Carl W. Vogt*	Trustee	November 15, 2004

/S/ JULIAN F. SLUYTERS Julian F. Sluyters	Chief Executive Officer	November 15, 2004

*By:	/s/ CAROLINE PEARSON
Caroline Pearson** Assistant Secretary Dated November 15, 2004

** Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit 16.

EXHIBIT INDEX

(16)    Power of Attorney – Exhibit 16